    As filed with the Securities and Exchange Commission on October 8, 2002.

                               Investment Company Act File No. 811-06342
                               Securities Act File No. 333-_______________
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

[X]  Registration Statement Under the Securities Act of 1933
         [_]  Pre-effective Amendment No. ____
         [_]  Post-effective Amendment No. ____

[X]  Registration Statement Under the Investment Company Act of 1940
         [X]  Amendment No. 7

                        ABERDEEN GLOBAL INCOME FUND, INC.
               (Exact name of Registrant as Specified in Charter)
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
       Registrant's telephone number, including Area Code: (609) 282-4600

                                 Beverley Hendry
                               300 Las Olas Place
                              300 S.E. 2/nd/ Street
                                    Suite 820
                            Ft. Lauderdale, FL 33301
                     (Name and Address of Agent for Service)

                                   Copies to:

           Thomas A. Hale, Esquire                     Sander M. Bieber, Esquire
   Skadden, Arps, Slate, Meagher & Flom LLP                     Dechert
            333 West Wacker Drive                        1775 Eye Street, N.W.
              Chicago, IL 60606                         Washington, D.C. 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box....[_]

It is proposed that this filing will become effective (check appropriate box)

[_] when declared effective pursuant to Section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-------------------------------------------------------------------------------------------------------------
                                                Proposed Maximum
   Title of Securities       Amount Being      Offering Price Per    Proposed Maximum         Amount of
     Being Registered         Registered             Unit/1/          Offering Price       Registration Fee
-------------------------------------------------------------------------------------------------------------
      Common Stock              100,000             $ 10.07             $ 1,007,000            $ 92.64
    ($.01 par value)
-------------------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457(c) on the basis of market value per share on October 3, 2002.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

      SUBJECT TO COMPLETION - PRELIMINARY PROSPECTUS DATED ________, 2002
The information contained in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
PROSPECTUS
--------------------------------------------------------------------------------
                        ABERDEEN GLOBAL INCOME FUND, INC.

                      [# of Shares] Shares of Common Stock
                  Issuable Upon Exercise of Transferable Rights to Subscribe for Such Shares of Common Stock

                       New York Stock Exchange Symbol: FCO
--------------------------------------------------------------------------------
Aberdeen Global Income Fund, Inc. ("Fund") will issue to its common stockholders ("Stockholders") of record as of the close of business on [Record Date] ("Record Date"), transferable rights ("Rights") entitling the holders thereof to subscribe for up to an aggregate of [# of shares] new shares ("Shares") of the Fund's common stock, par value $0.001 ("Common Stock"), at the rate of one share of Common Stock for every __ Rights held ("Offer"). Stockholders of record on the Record Date ("Record Date Stockholders") will receive one transferable Right for each share of Common Stock held as of the Record Date. The number of Rights issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by __. In the case of shares of Common Stock held of record by Cede & Co. ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by ___) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on ______, 2002 a written representation of the number of Rights required for such rounding. Record Date Stockholders who fully exercise their Rights may purchase the new Shares not acquired by other Record Date Stockholders in this Offer, subject to certain limitations and subject to allotment ("Over-Subscription Privilege"). Fractional shares will not be issued upon the exercise of Rights. See "The Offer."

The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol "FCO." The Rights are transferable and will be admitted for trading on the NYSE under the symbol "FCO.RT" during the course of the Offer. The subscription price per share will be $________ ("Subscription Price"). THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [EXPIRATION DATE], UNLESS EXTENDED ("EXPIRATION DATE"). For additional information regarding the Offer, please call Georgeson Shareholder Communications, Inc. ("Information Agent") at
(866) 206-4932.

The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is to provide high current income by investing primarily in fixed-income securities denominated in the Australian dollar, the Canadian dollar, the New Zealand dollar and the United Kingdom Pound Sterling or any successor currency ("Commonwealth Currencies"). As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. In March 1999, holders of the Fund's Common Stock and preferred stock approved a series of amendments to the Fund's principal investment objective, investment policies and investment restrictions to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. See "Investment Objective and Policies" and "Investment Restrictions." Investment in the Fund involves certain risks and special considerations, including risks associated with currency fluctuations and the Fund's leveraged capital structure. See "Risk Factors and Special Considerations." The Fund's Investment Manager is Aberdeen Asset Managers (C.I.) Limited ("Investment Manager"), an affiliate of Aberdeen Asset Management Limited, the Fund's Investment Adviser ("Investment Adviser"). Princeton Administrators, L.P. acts as the Fund's administrator ("Administrator"). The address of the Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (800)282-2000.

The Fund announced the Offer after the close of trading on the NYSE on _______, 2002. The net asset value ("NAV") per share of Common Stock at the close of business on _________, 2002 [(the last trading date on which the Fund publicly reported its NAV prior to the announcement)] and on ____________ [(the last trading date on which the Fund publicly reported its NAV prior to the date of this Prospectus)] was $_____ and $_____, respectively, and the last reported sales price per share of the Fund's Common Stock on the NYSE on those dates was $_____ and $______, respectively.

This Prospectus sets forth concisely the information about the Fund that a Stockholder ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission ("SEC") and is available upon written or oral request without charge. The SEC maintains a website (http://www.sec.gov) that contains material incorporated by reference and other information regarding the Fund.

   INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND TO RETAIN IT FOR FUTURE
                                   REFERENCE.

--------------------------------------------------------------------------------
     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
 ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.

===========================================================================================
                                             Estimated           Estimated Proceeds
                     Subscription Price    Sales Load(1)    to Fund or Other Persons(2)
-------------------------------------------------------------------------------------------
Per Share .........        $____               $____                   $____
-------------------------------------------------------------------------------------------
Total Maximum .....      $_________          $_________              $_________
===========================================================================================

                                                Footnotes set forth on next page

                                 Dealer Managers

[Record Date+2]

(continued from previous page)

-------------------------
(1) In connection with the Offer, the Fund has agreed to pay [Dealer Managers] ("Dealer Managers") a fee for their financial advisory, marketing and soliciting services equal to an aggregate of 3.75% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse the Dealer Managers for out-of-pocket expenses up to $50,000. The Dealer Managers will reallow to certain broker-dealers in the selling group formed by the Dealer Managers selling fees of 2.50% of the Subscription Price for Shares issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Managers will reallow to certain soliciting dealers that have solicited the exercise of Rights a solicitation fee of 0.50% of the Subscription Price for Shares issued pursuant to the Offer as a result of their soliciting efforts, subject to a maximum. See "Distribution Arrangements." These fees and expense reimbursement will be borne by the Fund and indirectly by all of the Fund's Stockholders, including those who do not exercise their Rights. The Fund and the Investment Manager have agreed to indemnify the Dealer Managers against certain liabilities including liabilities under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

(2) Before deduction of expenses incurred by the Fund, estimated to be $___________, including $50,000 to be paid to the Dealer Managers for reimbursement of their expenses.

         As a result of the terms of the Offer, assuming that Rights are exercised, Stockholders who do not fully exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund than they owned prior to the Offer. In addition, because the Subscription Price may be less than the NAV per share at the expiration of the Offer and because the Fund will incur expenses in connection with the Offer, the Offer is likely to result in a dilution of the NAV per share for all existing Stockholders. Such dilution may disproportionately affect non-exercising Stockholders. If the Subscription Price were to be substantially less than the NAV per share at the expiration of the Offer, such dilution could be substantial. The Offer includes the Over-Subscription Privilege that may also result in substantial dilution of NAV per share. See "The Offer" and "Risk Factors and Special Considerations."

         In connection with this Offer, the Dealer Managers may effect transactions which stabilize or maintain the market price of the Rights and the shares of Common Stock of the Fund at levels above those which might otherwise prevail in the open market. Such transactions may be effected on the NYSE, on Nasdaq or otherwise. Such stabilizing, if commenced, may be discontinued at any time.

         Prior to the expiration of the Offer, the Dealer Managers may offer shares of Common Stock, including Shares acquired through purchasing and exercising the Rights, at prices it sets. The Dealer Managers may realize profits or losses independent of any fees described in this Prospectus.

         Unless otherwise specified, all references to currency in this Prospectus may be abbreviated throughout this Prospectus as shown in the table below. On [Record Date], the noon buying rates in New York City for cable transfers payable in each currency per U.S. dollar, as certified for customs purposes by the Federal Reserve Bank of New York, were as shown in the table below. See "Risk Factors and Special Considerations - Currency Exchange Rate Fluctuations."

         ----------------------------------------------------------------------------------------
                  Currency                   Abbreviations                Currency per US$
         ----------------------------------------------------------------------------------------
         United States Dollar    "U.S. dollar," "dollar," "US$" or "$"         N/A
         ----------------------------------------------------------------------------------------
         Australian Dollar                        "A$"                        A$_____
         ----------------------------------------------------------------------------------------
         New Zealand Dollar                       "NZ$"                       NZ$_____
         ----------------------------------------------------------------------------------------
         Canadian Dollar                          "C$"                        C$_____
         ----------------------------------------------------------------------------------------
         British Pound                       "(pound)" or "STG"              STG_____
         ----------------------------------------------------------------------------------------
         South Korean Won                    "W" or "KRW"                    KRW_____
         ----------------------------------------------------------------------------------------
         Thai Baht                           "B" or "THB"                    THB_____
         ----------------------------------------------------------------------------------------
         Philippines Peso                    "P" or "PHP"                    PHP_____
         ----------------------------------------------------------------------------------------
         Malaysian Ringgit                   "R" or "MYR"                    MYR_____
         ----------------------------------------------------------------------------------------
         Singapore Dollar                    "S$" or "SGD"                   SGD_____
         ----------------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere or incorporated by reference in this Prospectus. Unless otherwise indicated, the information in this Prospectus assumes that the Rights issued are all exercised. Also, unless otherwise indicated, references in the Prospectus to "Stockholders" refer only to holders of the Fund's Common Stock.

                              THE OFFER AT A GLANCE

The Offer                        The Fund is issuing to Stockholders of record
                                 on [Record Date] ("Record Date Stockholders") one transferable Right for each share of Common
                                 Stock held. A Record Date Stockholder's right to acquire, during the Subscription Period at the Subscription Price, one Share for every __
                                 Rights held is hereinafter referred to as the "Primary Subscription." The number of Rights to be issued to a Record Date Stockholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by __.


                                 The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year]. Whether a Stockholder is entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year] will depend on the date Shares are actually issued to the Stockholder.

Subscription Price               The Subscription Price will be $____ per Share.

Over-Subscription Privilege      Record Date Stockholders who fully exercise all
                                 Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one
                                 Share) are entitled to subscribe for additional
                                 Shares which were not subscribed for by other
                                 Record Date Stockholders. If sufficient Shares are available, all Record Date Stockholders'
                                 Over-Subscription requests will be honored in full. If these requests for Shares exceed the Shares available, the available Shares will be allocated pro rata among Record Date
                                 Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Purpose of the Offer             In March 1999, holders of the Fund's Common
                                 Stock and preferred stock approved a series of proposals allowing the Fund, among other things, to:

                                 .   invest up to 35% of its total assets in
                                     Global Debt Securities;

                                 . reduce the average quality of its portfolio to A or better;

                                 .   invest up to 15% of its total assets in
                                     debt securities rated, or judged by the
                                     Investment Manager to be, below investment grade at the time of investment;

                                 .   use derivatives to manage currency and
                                     interest rate risk, as well as replicate or substitute for physical securities, such as bonds, bills, cash and foreign exchange securities (together, "Physical
                                     Securities"); and

                                 .   invest in the securities of other
                                     investment companies that themselves invest primarily in fixed-income securities.

                                 The term "Global Debt Securities" includes securities of issuers located in, or securities denominated in the currency of, countries other than Australia, Canada, New Zealand or the United Kingdom (together, the "Commonwealth Countries"). Global Debt Securities include (1) securities of Developed Market and/or Emerging Market issuers, including securities issued by Developed Market or

                                Emerging Market governmental entities, as well as by banks, companies and other entities which are located in Developed Market or Emerging Market countries, whether or not denominated in the currency of the Developed Market or Emerging Market country, and (2) debt securities of other issuers, denominated in, or linked to, the currency of a Developed Market or Emerging Market country, including securities issued by supranational issuers, such as The World Bank, and derivative debt securities that replicate, or substitute for, the currency of a Developed Market or Emerging Market country. "Developed Markets" are those countries contained in the Salomon Smith Barney World Government Bond Index, excluding the Commonwealth Countries. "Emerging Markets" are those countries that are not Developed Markets or Commonwealth Countries.

                                The strategy of investing up to 35% of the Fund's total assets was proposed to be implemented in two phases. The first phase, to be implemented immediately following the March 1999 stockholders meeting, involved the immediate investment of up to 20% of the Fund's total assets in Asian debt markets which the Investment Manager and Investment Adviser believed represented the most attractive sector at the time because the reward was believed to be commensurate with the risk. The initial Asian markets approved by the Board included China, Hong Kong, India, Indonesia, Japan, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand. Throughout this prospectus, unless the context requires otherwise, the term "Asian debt securities" will be used to refer to (1) securities of issuers in China, Hong Kong, India, Indonesia, Japan, Malaysia, the Philippines, Singapore, South Korea, Taiwan and Thailand, as well as any other Asian country approved by the Board of Directors from time to time (each an "Asian Country" and, together, the "Asian Countries"), including securities issued by governmental entities in the Asian Countries, as well as by banks, companies and other entities which are located in the Asian Countries, whether or not denominated in the currency of the Asian Country, and (2) debt securities of other issuers, denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank, and derivative debt securities that replicate, or substitute for, the currency of an Asian Country.

                                On September 3, 2001, the Board of Directors of the Fund authorized the Investment Manager, in its discretion, to implement the second phase of the global investment strategy which was to include investments in global markets beyond Asia and the Commonwealth Countries. Accordingly, the Fund may now invest up to 35% of its total assets in Global Debt Securities, including securities from global debt markets outside of Asia, with a view toward enhancing yield. As of July 31, 2002, 12.2% of the Fund's total assets were held in Global Debt Securities, and of that amount 64.8% (or 7.9% of the Fund's total assets) was held in Asian debt securities. The Fund's ability to increase its investment in global markets has remained constrained by the potential realization of foreign exchange losses.

                                The net proceeds of this Offer will be used to further implement this investment flexibility and are intended to enable the Fund to increase its investments in Global Debt Securities and to increase the Fund's net investment income above the current level by taking increased advantage of the relatively high level of interest rates currently available in non-Commonwealth Countries. By using the proceeds of this Offer rather than reallocating assets currently in its portfolio, the Fund would not necessarily have to realize the substantial foreign exchange losses that might otherwise be realized if the portfolio were internally restructured.

                                Investment in global markets beyond the
                                Commonwealth Countries and Asia will allow the Fund to experience the benefits of diversification. Further investment in Global Debt Securities will, however, expose the Fund to greater interest rate risk, credit risk, political and economic risk and liquidity risk, than the Fund has been exposed to in the past, particularly in light of the potential volatility in global currency and bond markets. To the extent that further global investments are made in local currency denominated debt securities, the Fund will also be exposed to greater foreign exchange risk. However, to the extent that further global investments are U.S.
                              dollar-denominated, the foreign exchange risk to which the Fund's portfolio is exposed will be mitigated. Also, as a consequence of the Fund's increased investment in Global Debt Securities, the overall credit quality of the securities in the Fund's portfolio may be reduced.

                              The Investment Manager and Investment Adviser believe that an increase in the size of the Fund should result in an incidental modest reduction in the Fund's expense ratio, which would be of long-term benefit to Stockholders. There can be no assurance that the Offer will be successful or that by increasing the size of the Fund, the Fund's aggregate expenses and, correspondingly, its expense ratio, will be lowered.

Sale of Rights                The rights are transferable until the expiration
                              date of the offer. The rights will be listed for
                              trading on the NYSE under the symbol "FCO.RT"
                              during the course of the offering. The Fund will
                              use its best efforts to ensure that an adequate
                              trading market for the rights will exist. No
                              assurance can be given that a market for the
                              rights will develop. Trading in the rights on the
                              NYSE may be conducted until the close of trading
                              on the NYSE on the last business day prior to the
                              expiration date of the offer.

Use of Proceeds               The Investment Manager and Investment Adviser
                              anticipate that investment of the net proceeds of
                              the Offer in Global Debt Securities, in accordance
                              with the Fund's investment objective and policies,
                              will take approximately one to four months from
                              their receipt by the Fund, depending on market
                              conditions and the availability of appropriate
                              securities. See "Use of Proceeds."

How to Obtain Subscription    .  Contact your bank, broker or nominee, or
Information
                              .  Contact the Information Agent toll-free at (800)
                                 ____-_____, Ext. ____ or call collect (____)
                                 _____-______.

How to Subscribe              .  Deliver a completed Subscription Certificate and
                                 payment to the Subscription Agent by the Expiration
                                 Date, or

                              .  If your shares are held in a brokerage or bank
                                 account, have your broker or bank deliver a Notice
                                 of Guaranteed Delivery to the Subscription Agent
                                 by the Expiration Date.

Subscription Agent            [name]

                           IMPORTANT DATES TO REMEMBER

Record Date ...........................................................  [Record Date]

Subscription Period ...................................................  [Start Subscription Period] -
                                                                         [Expiration Date]

Expiration Date .......................................................  [Expiration Date]*

Deadline for Subscription Certificates and Payment for Shares+ ........  [Payment Date]*

Deadline for Notice of Guaranteed Delivery+ ...........................  [Payment Date]*

Deadline for payment pursuant to Notice of Guaranteed Delivery ........  [Notice of Guar. Deliv. Date]*

Confirmation Mailed to Exercising Rights Holders ......................  [Confirmation Date]*

* Unless the Offer is extended.

+ A person exercising rights must deliver either (i) a Subscription Certificate and payment for Shares or (ii) a Notice of Guaranteed Delivery by [Payment Date], unless the Offer is extended.

                              THE FUND AT A GLANCE

The Fund The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. As of the Record Date, the Fund's NAV per share was $____.

NYSE Listed                  As of the Record Date, the Fund had
                             ___________ shares of Common Stock, par value
                             $0.001, outstanding. The Fund's Common Stock is traded on the NYSE under the symbol "FCO." As of the Record Date, the last reported sales price of a share of the Fund was $____. The Rights are transferable and, therefore, will be admitted for trading on the NYSE under the symbol
                             "FCO.RT" during the course of the Offer.

Stock Repurchase Program     The Fund's shares have traded in the market below,
                             at and above NAV since the commencement of the Fund's operations. However, it is frequently the case that Fund shares trade at a discount to net asset value. In an effort to minimize the spread between market value and net asset value that may otherwise exist, on March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding Common
                             Stock in the open market during any 12-month period, if and when the discount to net asset value is at least 10%. When the Fund repurchases its shares for a price below their net asset value, the net asset value of the remaining outstanding shares will be enhanced. This may or may not affect the market price of the shares. Acquisitions of shares by the Fund may increase the expense ratio, increase interest expense and increase portfolio turnover. Through July 31, 2002, there have been no share repurchases through this program. For a discussion of the Fund's historic discount/premium to net asset value, see "The Fund - Description of Common Stock

Preferred Stock              As of the Record Date, the Fund had 1,200 shares of
                             Auction Market Preferred Stock, par value $0.001
                             ("Preferred Stock"), outstanding. The Preferred
                             Stock has an aggregate liquidation value of $30 million. See "The Fund - Description of Preferred
                             Stock."

                             Holders of Common Stock have generally benefited from the Fund's issuance of the Preferred Stock which commenced in 1992. Since the fiscal quarter beginning August 1, 1997, there have been periods during which the shrinking yield differential between rates available in the Commonwealth Countries and rates available in the U.S., combined with the depreciation of the Commonwealth Currencies have resulted in the Preferred Stock having a negative impact on the total return to holders of Common Stock. During the 12 months to July 31, 2002, the key investment trend was an end to the unilateral strength of the U.S. dollar.

                           With U.S. interest rates at historic lows, the differential between the cost of the Preferred Stock and the rates at which the Fund invests has been positive in recent months. Offsetting these impacts slightly have been capital losses as bond yields have risen in line with signs of global recovery. The proposed investment of a more significant percentage of the Fund's total assets in higher yielding Global Debt Securities is expected to increase the Fund's net investment income above the current level by taking increased advantage of the relatively high level of interest rates currently available in global debt markets compared with interest rates prevailing in the Commonwealth Countries. See "The Offer - Purpose of the Offer."

Investment Objective       The Fund's investment objective is to provide high
                           current income by investing primarily in fixed-income securities denominated in the Commonwealth
                           Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.
                           For as long as the name of the Fund remains Aberdeen
                           Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and, may be changed by the Board of Directors upon 60 days' prior written notice to stockholders.

Portfolio Structure        In March 1999, the holders of the Fund's Common Stock
                           and Preferred Stock approved a set of proposals that redefined the minimum percentage of the Fund's total assets that must be invested in debt securities denominated in the Commonwealth Currencies and allowed the Fund to invest the balance of its total assets (i.e., up to 35% of the Fund's total assets) in Global Debt Securities. As a result, except in anticipation of dividend or other payments to be made in U.S. dollars, it is expected that normally at least 65% of the Fund's total assets will be invested in a portfolio of debt securities denominated in the Commonwealth Currencies. The Fund will, under normal circumstances, invest in debt securities denominated in at least three of these currencies and will not hold more than 50% of its assets in any one
                           Commonwealth Currency.

                           Global Debt Securities include (1) securities of Developed Market and/or Emerging Market issuers, including securities issued by Developed Market or Emerging Market governmental entities, as well as by banks, companies and other entities which are located in Developed Market or Emerging Market countries, whether or not denominated in the currency of the Developed Market or Emerging Market country, and (2) securities of other issuers, denominated in, or linked to, the currency of a Developed Market or Emerging Market country, including securities issued by supranational issuers, such as The World Bank, and derivative debt securities that replicate, or substitute for, the currency of a Developed Market or Emerging Market country. The maximum exposure to any one Developed Market country or currency is limited to 25% of the Fund's total assets. The maximum exposure to any Emerging Market country or currency is limited to 15% of the Fund's total assets.

Investment Guidelines      The Fund may use derivatives with respect to the
                           Global Debt Securities portion of its portfolio to manage currency and interest rate risk and to replicate or substitute for Physical Securities. The
                           Fund may also use derivatives with respect to its investments denominated in Commonwealth Currencies to manage interest rate risk through investing in exchange-traded interest rate derivatives.

                           Subject to the limitations set forth in Section 12(d) of the Investment Company Act of 1940, as amended ("1940 Act"), the Fund may invest up to 10% of its total assets in equity securities issued by other investment companies whose securities are registered under the 1940 Act and whose investment objective is to invest primarily in fixed-income securities.

                           The market value weighted average of the Fund's investments (or the issuers of those investments) will be rated not less than A2 by Moody's Investors Service, Inc. ("Moody's"), or A by Standard & Poor's Rating Service, a division of the McGraw Hill Company ("S&P"), or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality. Up to 15% of the Fund's investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is, rated below Baa3 by Moody's or BBB- by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. All of the Fund's investments (or the issuers of those investments) must be rated, at the time of investment, B3 or better by Moody's, or B- or better by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality.

                           The Fund will not concentrate investments in any one industry except that the Fund will concentrate, under normal market conditions, more than 25% of its assets in debt securities issued or guaranteed by the governments, territories, provinces and states of Australia, Canada, New Zealand and the United Kingdom taken as a group (and their instrumentalities and agencies, including government-owned entities). The Fund believes it is appropriate to treat all of the governments of the four Commonwealth Countries as a separate industry or group of related industries because of the commonality of economic and political characteristics and risk levels among the four Commonwealth Countries, including similar constitutional, legal and financial systems.

                           During periods when, in the Investment Manager's judgment, changes in the markets of Australia, Canada, New Zealand or the United Kingdom or other economic conditions warrant, or to meet liquidity or distribution requirements, the Fund may invest without limit in U.S. Government securities and short-term debt obligations of U.S. banks and corporations rated not less than Aa or Prime 2 by Moody's or AA or A-2 by S&P for temporary defensive purposes. Although P-2 and A-2 ratings denote issuers with a strong (Moody's) or satisfactory (S&P) ability to repay short-term debt in a timely manner, the relative degree of safety is not as high as the very highest rating categories. In addition, the Fund may enter into repurchase agreements and lending agreements involving these securities.

Distributions              The Fund pays distributions monthly out of current
                           income supplemented by realized capital gains and, to the extent necessary, return of paid-in capital. The current monthly cash distribution is U.S. 6 cents per share of Common Stock. For the current fiscal year, the distributions to date have exceeded net investment income and realized capital gains.
                           However, under United States tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year. Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31st. These monthly distributions may be reinvested in additional full and fractional shares of Common Stock through the Fund's Dividend Reinvestment and Cash Purchase Plan.

                           The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year]. Whether a Stockholder is entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year] will depend on the date Shares are actually issued to the Stockholder.

Investment Manager and     Aberdeen Asset Managers (C.I.)Limited ("Investment
Investment Adviser         Manager") acts as the Fund's investment manager and
                           Aberdeen Asset Management Limited ("Investment
                           Adviser") acts as the Fund's investment adviser. The
                           Investment Manager and the Investment Adviser also serve in these capacities for Aberdeen Asia-Pacific
                           Income Fund, Inc., a non-diversified, registered closed-end management investment company, the shares of which are listed on the American Stock Exchange
                           ("AMEX") and the Pacific Stock Exchange ("PSE") under the symbol "FAX," investing in debt securities of issuers in

                           Australia, New Zealand and Asian countries; Aberdeen Asia-Pacific Income Investment Company Limited, a closed-end management investment company, the shares of which are listed on the Toronto Stock Exchange ("TSX") under the symbol "FAP," investing in debt securities of issuers in Australia, New Zealand and other Asian countries; The First Asia Income Fund, a closed-end investment trust, the units of which are listed on the TSX under the symbol "FAI.UN," investing primarily in debt securities of issuers in Australia, New Zealand and Asian countries; and Aberdeen Australia Equity Fund, Inc., a non-diversified, registered closed-end management investment company, the shares of which are listed on the AMEX and the PSE under the symbol "IAF," investing primarily in Australian listed equity securities. In addition, the Investment Manager currently manages Aberdeen Scots Trust and Aberdeen G(7) Trust, each of which is a Canadian unit investment trust.


                           Investment Experience. The Investment Manager and Investment Adviser, together with other affiliates of Aberdeen Asset Management PLC, (collectively, the "Aberdeen Group") form a globally diversified management firm. The Investment Manager and the Investment Adviser are parties to a memorandum of understanding ("MOU") with three affiliated Aberdeen organizations, Aberdeen Asset Management Asia Limited ("Aberdeen Singapore"), Aberdeen Asset Managers Limited ("Aberdeen UK") and [name of Aberdeen Thailand entity] ("Aberdeen Thailand"). Pursuant to the MOU, the Investment Manager and the Investment Adviser have retained the services of investment professionals from Aberdeen Singapore, Aberdeen UK and Aberdeen Thailand to provide portfolio management and/or trading services to the Fund, as well as other U.S. funds managed by the Investment Manager and the Investment Adviser.

                           As of the date of this prospectus, the Aberdeen Group had approximately US $___ billion in assets under management. Aberdeen Singapore is one of the largest dedicated managers/advisers on Asian bonds globally, with approximately US $___ billion of such assets under management as of the date of this prospectus. In Australia, the Aberdeen Group manages several Australian institutional domestic bond mandates, in addition to advising the Fund and other listed closed-end funds.

Compensation of the        The Fund pays the Investment Manager a fee at the
Investment Manager and     annual rate of 0.65% of the Fund's average weekly net
Investment Adviser         assets applicable to the shares of Common Stock and
                           the shares of Preferred Stock up to Common Stock and the $200 million, 0.60% of the assets between $200 million and $500 million and 0.55% of the assets in excess of $500 million. Under the Advisory Agreement, the Investment Manager pays the Investment Adviser an advisory fee at the annual rate of 0.15% of the Fund's average weekly net assets with respect to advice relating the Fund's overall portfolio structure and at an annual rate of up to 0.10% of the Fund's average weekly net assets with respect to advice relating to the recommendation of specific portfolio securities (offset by the amount, if any, that the Investment Manager may pay other entities for specific securities recommendations or research).
                           For purposes of calculating the Investment Manager's fee and the Investment Adviser's fee, the Fund's average weekly net assets are computed based upon net asset value applicable to Common Stock and Preferred
                           Stock determined weekly and each fee is payable on the first business day of each calendar month.

                           The Fund's Investment Manager and Investment Adviser will benefit from the Offer because their fees are based on the average net asset value applicable to shares of Common Stock and Preferred Stock of the Fund.

               RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

         The following summarizes certain matters that should be considered, among others, in connection with the Offer. For a more complete discussion of the risk factors and special considerations involved in investing in the Fund's shares, see "Risk Factors and Special Considerations."

Dilution - Net Asset Value and   Assuming that Rights are exercised, Record Date
Non-Participation in the Offer   Stockholders who do not fully exercise their
                                 Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if they exercised their Rights. It is not possible to determine the extent of this dilution at this time because the Fund does not know what proportion of the Shares will be purchased as a result of the Offer.

                                 As of the date of this Prospectus, the
                                 Subscription Price per share for the Offer is less than the Fund's NAV per share. Assuming that all Rights are exercised and there is no change in the NAV per share, the aggregate net asset value of each Record Date Stockholder's shares of Common Stock should decrease as a result of the Offer. The Fund cannot state precisely the amount of any such decrease in NAV because it is not known at this time what the NAV per share will be on the Expiration Date or what proportion of the Shares will be purchased as part of the Offer.

                                 If you do not exercise the Rights issued to you, you may still transfer or sell these Rights as set forth in this Prospectus. The cash you receive from transferring your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. There can be no assurance, however, that a market for the Rights will develop or that the Rights will have any value. See "Risk Factors and Special Considerations - Dilution - Net Asset Value and Non-Participation in the Offer."

Current Distribution Rate        From its inception, the Fund has paid regular
                                 monthly distributions. These distributions have been paid from net investment income and supplemented by realized capital gains and return of paid-in capital. The amount of monthly distributions has been adjusted
                                 (principally downward) from time to time to reflect the current interest rate environment.
                                 For the current fiscal year, the distributions to date have exceeded the sum of net investment income and realized capital gains. To the extent total distributions for the year exceed the Fund's net investment income, the difference will be deemed for income tax purposes to have been distributed from realized capital gains or will be treated as return of capital, as applicable. Although the Fund anticipates that investment of the proceeds in higher yielding Global Debt Securities will enable the Fund to increase the Fund's net investment income above the current level, Stockholders are cautioned that there can be no guarantee of future performance.

                                 The Fund's investment in Global Debt Securities involves risks and uncertainties so that actual results may differ materially from those anticipated as a result of various factors. If the anticipated results are not achieved, the Fund may not be able to maintain the current level of monthly distributions. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of increased investment in global markets on the Fund's monthly distributions, to reflect current events or circumstances after the date of this Prospectus or to reflect the occurrence of unanticipated events.

                                 The Board of Directors reviews the level of monthly distributions on a continuing basis at its quarterly Board meetings. The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year]. Whether a Stockholder is entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year] will depend on the date Shares are actually issued to the Stockholder.

Interest Rate Fluctuations       Fluctuations in interest rates in the relevant
                                 bond markets can affect the Fund's NAV and distribution rate. The Fund's NAV is adversely affected during periods of rising interest rates in those bond markets and is favorably affected during periods when interest rates fall. In addition, the Fund may recognize capital losses, impacting its ability to supplement distributable income, when bonds in the Fund's portfolio are sold or mature at a price which is less than the Fund's cost.

                                 Any overall downward trend in interest rates can also be expected ultimately to reduce available yields to Fund Stockholders, which could in turn result in a reduction in the amount of the Fund's monthly distributions. While interest rates in the Commonwealth Countries were higher than interest rates in the U.S. at the inception of the Fund in 1992, yields on debt securities denominated in the Commonwealth Currencies have generally declined in recent years and are currently more comparable to yields available in the United States. Although relatively high levels of interest rates are currently available in global debt markets, there can be no assurance that these rates will continue to be obtainable.

Currency Exchange Rate           To the extent that further global investments
Fluctuations                     are made in local currency denominated debt
                                 securities, the Fund will be exposed to greater foreign currency exchange risk. However, to the extent that further global investments are U.S.
                                 dollar-denominated, the foreign currency exchange risk to which the Fund's portfolio is exposed will be mitigated.

                                 Currency exchange rates can fluctuate
                                 significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and the imposition of currency controls by foreign governments. See "Risk Factors and Special Considerations - Currency Exchange Rate Fluctuations." A decline in the value of the currency in which a portfolio security is denominated against the U.S. dollar will generally result in a decline in the U.S. dollar value of the Fund's assets. If the decline occurs after the Fund has accrued income but before it has been received, the Fund could be required to liquidate portfolio securities to make distributions.

                                 Currency exchange rate fluctuations can
                                 decrease or eliminate income available for distribution or conversely increase income available for distribution. For example, if currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions. In that event, if distributions had been made before the losses had been realized, they would be recharacterized either as a return of capital, thus reducing each Stockholder's cost basis, or as a dividend from capital gains rather than ordinary income.

                                 Currency fluctuations against the U.S. dollar in many foreign countries in which the Fund invests have historically been profound and negative. Although exchange rates against the U.S. dollar have been favorable in recent months, there can be no assurance that favorable exchange rates will continue. Nor can there be any assurance that currency fluctuations against the U.S. dollar will not return to being profound and negative. The Fund will not seek to hedge against adverse currency fluctuations in the Commonwealth Currencies. Although the Fund may hedge against currency fluctuations with respect to currencies other than the Commonwealth Currencies, there can be no assurance that it can employ a hedging strategy successfully, nor can there be any assurance that the Fund will employ a currency hedge at any given time.

Risks Involved in Global          Proposals approved by Common and Preferred
Investment - Credit Risk          stockholders in March 1999 permit the Fund to
                                  invest up to 15% of its total assets in
                                  securities which, at the time of investment, are rated below investment grade or, if unrated, are in the opinion of the Investment
                                  Manager, of equivalent quality. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund's portfolio. As of July
                                  31, 2002, 4.0% of the debt securities held in the Fund's portfolio were rated below investment grade. See "Risk Factors and Special Considerations - Risks Involved in
                                  Global Investment - Credit Risk."

Risks Involved in Global          The Fund's investments could in the future be
Investment - Political and        adversely affected by any increase in taxes or
Economic Risk                     by political, economic or diplomatic
                                  developments in the countries in which the Fund may invest. Moreover, accounting, auditing and financial reporting standards and other regulatory practices and requirements vary from those applicable to entities subject to regulation in the United States. Securities of Emerging Market issuers involve different, and sometimes greater, risks than securities of issuers in Developed Markets and the Commonwealth Countries. See "Risk Factors and
                                  Special Considerations - Risks Involved in
                                  Global Investment - Political and Economic
                                  Risk."

Risks Involved in Global          In some countries in which the Fund invests,
Investment - Liquidity Risks      especially in some Emerging Markets, there is
                                  no established secondary market for
                                  securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities.
                                  See "Risk Factors and Special Considerations -
                                  Risks Involved in Global Investment -
                                  Liquidity Risk."

Use of Derivatives                The Fund may, with respect to the Global Debt
                                  Securities portion of its portfolio, use derivatives to manage currency and interest rate risk and to replicate or substitute for Physical Securities. The Fund may also use derivatives with respect to its investments denominated in Commonwealth Currencies to manage interest rate risk through investing in exchange-traded interest rate derivatives.

                                  The use of derivatives will expose the Fund to a variety of risks which include:

                                  . an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

                                  . the possible absence of a liquid secondary market for any particular derivative at any time;

                                  . the potential loss if the counterparty to the transaction does not perform as promised;

                                  .  the possible need to defer closing out
                                     certain positions to avoid adverse tax
                                     consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

                                  .  the risk that the financial intermediary
                                     "manufacturing" the over-the-counter
                                     derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

                                  .  because certain derivatives are
                                     "manufactured" by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

                                  .  the risk that a full and complete
                                     appreciation of the complexity of
                                     derivatives and how future value is
                                     affected by various factors including
                                     changing interest rates, exchange rates and credit quality is not attained.

                                  See "Risk Factors and Special Considerations - Use of Derivatives." In general, derivatives will not be used to leverage the Fund, although they may be used to hedge the interest risk associated with the Fund's outstanding leverage.

                                  The Fund may use interest rate swaps to hedge the Fund's liability with respect to the Preferred Stock. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund's liability with respect to the Preferred Stock. This allows the Fund to lock in the relatively low current U.S. dollar interest rates, if available, with respect to up to one-third of the Fund's outstanding Preferred Stock. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the Preferred Stock. See "Portfolio Securities - Derivative Securities - Swaps," "Risk Factors and Special Considerations - Use of Derivatives" and "Risk Factors and Special Considerations - Preferred Stock - Leverage Risk."

Preferred Stock - Leverage Risk   Investors should note that leverage resulting
                                  from the issuance of Preferred Stock creates risks for holders of Common Stock, including higher volatility of both the NAV and market value of the Common Stock, and that fluctuations in the dividend rates on Preferred Stock will affect the yield to holders of Common Stock. If the Fund is able to realize a net return on its investment portfolio in excess of the then current dividend rate of the Preferred Stock, the effect of leverage permits holders of Common
                                  Stock to realize a higher current rate of return than if the Fund were not leveraged. On the other hand, if the current dividend rate on the Preferred Stock exceeds the net return on the Fund's investment portfolio, the Fund's leveraged capital structure results in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. Similarly, because any decline in the NAV of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market results in a greater decrease in NAV to holders of Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock. Moreover, because dividends and other distributions on Preferred Stock are payable in U.S. dollars, a decline in value against the U.S. dollar of currencies in which portfolio securities are denominated also impacts negatively on the rate of return to holders of Common Stock. If the Fund's current investment income were not sufficient to meet dividend requirements on the Preferred Stock, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the NAV attributable to the Fund's Common Stock. See
                                  "Risk Factors and Special Considerations -
                                  Preferred Stock - Leverage Risk."

                                  In order to reduce the risk that the dividend requirements on the Preferred Stock will exceed the net return of the Fund's investment portfolio, the Fund may use interest rate swaps to hedge the Fund's liability with respect to the Preferred Stock. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund's liability with respect to the Preferred Stock. This allows the Fund to lock in the relatively low current U.S. dollar interest rates with respect to up to one-third of the Fund's outstanding Preferred Stock. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's leverage risk with respect to the Preferred Stock. See "Portfolio Securities - Derivative Securities
                                  - Swaps," "Risk Factors and Special
                                  Considerations - Use of Derivatives" and "Risk Factors and Special Considerations - Preferred Stock - Leverage Risk."

                                  Holders of Common Stock have generally
                                  benefited from the Fund's issuance of the Preferred Stock which commenced in 1992. Since the fiscal quarter beginning

                                  August 1, 1997, there have been periods during which the shrinking yield differential between rates available in the Commonwealth Countries and rates available in the U.S. combined with the depreciation of the Commonwealth Currencies have resulted in the Preferred Stock having a negative impact on the total return to holders of Common Stock. During the 12 months to July 31, 2002, the key investment trend was an end to the unilateral strength of the U.S. dollar. With U.S. interest rates at historic lows, the differential between the cost of the Preferred Stock and the rates at which the Fund invests has been positive in recent months. Offsetting these impacts slightly have been capital losses as bond yields have risen in line with signs of global recovery.

                                  Because the Investment Manager's and the Investment Adviser's fees are based on the average net assets of the Fund, which include the Preferred Stock, the Investment Manager and Investment Adviser have benefited from the Fund's determination not to redeem the Preferred Stock.

                                  The proposed increased investment of a more significant percentage of the Fund's total assets in higher yielding Global Debt Securities is expected to increase the Fund's net investment income above the current level by taking increased advantage of the relatively high level of interest rates currently available in global securities markets compared with interest rates currently prevailing in the Commonwealth Countries. See "The Offer - Purpose of the Offer." The implementation of this strategy is proposed to occur within approximately one to four months of the completion of the Offer by a combination of investing the net proceeds of the Offer together with the proceeds from the sale of existing portfolio securities and proceeds received from maturing Commonwealth debt securities held in the Fund's portfolio. Stockholders are cautioned that there can be no guarantee of future performance and the Fund's investment in Global Debt Securities involves risks and uncertainties, so that actual results may differ materially from those anticipated as a result of various factors. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of increased investment in global markets on the Fund's leverage, current events or circumstances after the date of this Prospectus or the occurrence of unanticipated events.

Discount from Net Asset Value     The Fund's shares have traded in the market
                                  below, at and above NAV since the commencement of the Fund's operations. This characteristic of shares of closed-end investment companies is a risk separate and distinct from the risk that the Fund's NAV will decrease. In the 12-month period ended August 31, 2002, the
                                  Fund's shares have traded in the market at an average discount to NAV of 6.9%. As of August
                                  31, 2002, the discount to NAV had narrowed to 2.8%. See "The Fund - Description of Common
                                  Stock."

Foreign Custody                   The Fund generally holds its foreign
                                  securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. Regulatory oversight over their operations may be limited or non-existent.
                                  Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Non-Diversified Status          The Fund is classified as a "non-diversified"
                                management investment company under the 1940
                                Act, which means that the Fund is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. Although the Fund must diversify its holdings in order to be treated as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended ("Code"), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a "diversified" management investment company under the 1940
                                Act. See "Investment Objective and Policies,"
                                "Investment Restrictions" and "Taxation - United
                                States Taxes."

Tax Considerations              Withholding and/or other taxes may apply in the
                                countries in which the Fund invests, which will reduce the Fund's cash return in those countries. The Fund intends to elect, when eligible, to "pass-through" to the Fund's stockholders, as a deduction or credit, the amount of foreign income and similar taxes paid by the Fund. See "Taxation."

Anti-Takeover Provisions        The Fund has provisions in its Articles of
                                Amendment and Restatement, as amended to date
                                ("Articles"), that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. The
                                Articles provide for a staggered election of those Directors who are elected by the holders of Common Stock, with such Directors divided into three classes, each having a term of three years. Accordingly, only those Directors in one class may be changed in any one year and it would require two years to change a majority of the Board of Directors. This system of electing
                                Directors may be regarded as having an
                                anti-takeover effect, and may have the effect of maintaining the continuity of management and thus may make it more difficult for the Fund's
                                Stockholders to change the majority of
                                Directors.

                                Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions limit the ability of stockholders to remove directors, provide that the number of directors may be fixed only by the Board, provide that certain vacancies on the Board of Directors may be filled only by the vote of the remaining directors, and limit the ability of stockholders to call a special meeting of stockholders. See "Capital Stock - Certain Provisions of the Articles, By-Laws and Articles Supplementary."

                                  FUND EXPENSES

Shareholder Transaction Expenses
     Sales Load (as a percentage of the Subscription Price)/(1)/ .......   3.75%
     Dividend Reinvestment and Cash Purchase Plan Fees .................   None

Annual Expenses (as a percentage of net assets attributable to the Common
     Stock)/(2)/
     Management Fee ....................................................  0.___%
     Administrative Fee ................................................  0.___%
     Other Expenses/(3)/ ...............................................  0.___%
                                                                          ------
     Total Annual Expenses/(4)/ ........................................       %
                                                                          ======

-------------------
(1) The Fund has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to an aggregate of 3.75% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse the Dealer Managers for their out-of-pocket expenses up to $50,000. In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $______ and $34,000, respectively, which includes reimbursement for their out-of-pocket expenses related to the Offer. Total offering expenses are estimated to be $___________, which assumes that the Offer is fully subscribed. These fees will be borne by the Fund and indirectly by all of the Fund's Stockholders, including those who do not exercise their Rights. See "Distribution Arrangements."

(2) Fees payable under the Management Agreement and Administration Agreement are calculated on the basis of the Fund's average weekly net assets applicable to the Fund's Common and Preferred Stock. See "Management Agreement and Advisory Agreement" and "Administration Agreement." "Other Expenses" have been estimated for the current fiscal year.

(3) Other Expenses include amounts paid to Aberdeen Asset Management Investor Relations, an affiliate of the Fund's Investment Manager and Investment Adviser, for investor relations services.

(4) The indicated ____% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $____________ (assuming a Subscription Price of $____) and that, as a result, based on the Fund's net assets of $__________ million attributable to holders of Common Stock on [Record Date]; the net assets attributable to Stockholders would be $___________ million. It also assumes that net assets attributable to Stockholders will not increase or decrease due to currency fluctuations. The indicated ratio reflects all expenses of the Offer.

         The above table is intended to assist the Fund's investors in understanding the various costs and expenses associated with investing in the Fund through the exercise of Rights.

Hypothetical Example

         An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

          1 Year            3 Years            5 Years          10 Years
          ------            -------            -------          --------
           $___              $___               $___              $___

         This Hypothetical Example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. (See also Note (4) above for assumptions made in calculating the expenses in this Hypothetical Example.) The above tables and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares. This Hypothetical Example reflects all recurring and non-recurring fees, including underwriting discounts and commissions. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund," "Management Agreement and Advisory Agreement" and "Administration Agreement."

         This Hypothetical Example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

The following information, insofar as it relates to each year of the 10-year period ended October 31, 2001, has been audited by PricewaterhouseCoopers LLP, independent accountants for the Fund, whose reports thereon were unqualified. This information should be read in conjunction with the Financial Statements and Notes thereto and incorporated by reference in this Prospectus.

                                                          Six Months
                                                             Ended
                                                            April 30,                             For the Year Ended October 31,
                                                              2002
                                                         (unaudited)(1)   2001    2000       1999       1998       1997     1996
Per Share Operating Performance
Net asset value per common share, beginning of period ....   $   9.99  $  10.20  $ 12.14   $  13.07   $  13.94  $  14.32  $  13.13
                                                             --------  --------  -------   --------   --------  --------  --------
Net investment income ....................................       0.26      0.71     0.81       0.87       0.99      1.14      1.16
Net realized and unrealized gains (losses) on
     investments and foreign currencies ..................      (0.15)     0.07    (1.68)     (0.70)     (0.73)    (0.34)     1.21
                                                             --------  --------  -------   --------   --------  --------  --------
     Total from investment operations ....................       0.11      0.78    (0.87)      0.17       0.26      0.80      2.37
                                                             --------  --------  -------   --------   --------  --------  --------
Dividends from net investment income to common
     stockholders ........................................      (0.38)    (0.34)   (0.71)     (0.62)     (0.87)    (0.99)    (1.00)
Dividends from net investment income to preferred
     stockholders ........................................      (0.03)    (0.15)   (0.16)     (0.11)     (0.14)    (0.17)    (0.16)
Return of capital to common stockholders .................          -     (0.50)       -          -          -         -         -
Distributions from net realized gains on investment
     transactions to common stockholders .................          -         -    (0.16)     (0.33)     (0.08)    (0.02)    (0.01)
Distributions from net realized gains on investment
     transactions to preferred stockholders ..............          -         -    (0.04)     (0.04)     (0.04)       -      (0.01)
                                                             --------  --------  -------   --------   --------  --------  --------
     Total dividends and distributions ...................      (0.38)    (0.99)   (1.07)     (1.10)     (1.13)    (1.18)    (1.18)
                                                             --------  --------  -------   --------   --------  --------  --------
Capital charge in respect to issuance of preferred shares           -         -        -          -          -         -         -
Net asset value per common share, end of period ..........   $   9.69  $   9.99  $ 10.20   $  12.14   $  13.07  $  13.94  $  14.32
                                                             ========  ========  =======   ========   ========  ========  ========
Market value, end of period ..............................   $   8.85  $   9.00  $8.8750   $ 10.375   $10.8125  $12.4375  $  11.88
                                                             ========  ========  =======   ========   ========  ========  ========
Number of shares of common stock outstanding
     (000 omitted) .......................................      9,266     9,266    9,266      9,266      9,266     9,266     9,266
Total investment return based on: /(2)/
     Market value ........................................       3.46%    11.20%   (6.11)%     4.89%     (5.59)%   13.78%    13.89%
     Net asset value .....................................       1.64%     7.40%   (7.78)%     1.53%      1.82%     5.76%    18.99%
Ratio to Average Net Assets of Common
Stockholders/(4)/Supplementary Data:
Net assets of common stockholders, end of period
     (000 omitted) .......................................   $ 89,784  $ 92,539  $94,494   $112,504   $121,096  $129,158  $132,660
Average net assets of common stockholders
     (000 omitted) .......................................     89,432    93,987  105,657    119,257    122,266   130,125   122,887
Operating expenses .......................................       2.10%     2.11%    2.02%      1.95%      1.70%     1.63%     1.70%
Net investment income available to common
     stockholders /(4)/ ..................................       4.66%     5.46%    5.39%      5.53%      6.17%     6.88%     7.47%
Portfolio turnover .......................................         11%       17%      29%        40%        36%       24%       30%
Senior securities (preferred stock) outstanding
     (000 omitted) .......................................   $ 30,000  $ 30,000  $30,000   $ 30,000   $ 30,000  $ 30,000  $ 30,000
Asset coverage on preferred stock at year end ............        399%      408%     415%       475%       504%      530%      542%

                                                                                                 For the
                                                                                                  Period
                                                                                                 February
                                                                                                28, 1992*
                                                                                                 Through
                                                                                               October 31,
                                                                1995       1994       1993         1992
Per Share Operating Performance
Net asset value per common share, beginning of period ....   $  12.08  $  13.42   $  13.00      $  13.89
                                                             --------  --------   --------      --------
Net investment income ....................................       1.19      1.16       1.19          0.83
Net realized and unrealized gains (losses) on
     investments and foreign currencies ..................       1.10     (1.33)      0.55         (0.76)
                                                              -------  --------   --------      --------
     Total from investment operations ....................       2.29     (0.17)      1.74          0.07
                                                              -------  --------   --------       -------
Dividends from net investment income to common
     stockholders ........................................      (1.03)    (0.98)     (0.96)        (0.80)
Dividends from net investment income to preferred
     stockholders ........................................      (0.18)    (0.11)     (0.08)        (0.03)
Return of capital to common stockholders .................          -         -          -         (0.04)
Distributions from net realized gains on investment
     transactions to common stockholders .................      (0.03)    (0.07)     (0.26)            -
Distributions from net realized gains on investment
     transactions to preferred stockholders ..............          -     (0.01)     (0.02)            -
                                                             --------  --------   --------      --------
     Total dividends and distributions ...................      (1.24)    (1.17)     (1.32)        (0.87)
                                                             --------  --------   --------      --------
Capital charge in respect to issuance of preferred shares           -         -          -         (0.09)
Net asset value per common share, end of period ..........   $  13.13  $  12.08   $  13.42      $  13.00
                                                             ========  ========   ========      ========
Market value, end of period ..............................   $  11.38  $  10.38   $  12.63      $  13.50
                                                             ========  ========   ========      ========
Number of shares of common stock outstanding
     (000 omitted) .......................................      9,266     9,266      9,249         9,176
Total investment return based on:/(2)/
     Market value ........................................      20.72%   (10.19)%     2.65%        (4.50)%/(3)/
     Net asset value .....................................      19.67%    (1.63)%    13.31%        (0.69)%/(3)/
Ratio to Average Net Assets of Common
Stockholders/(4)/Supplementary Data:
Net assets of common stockholders, end of period
     (000 omitted) .......................................   $121,654  $111,925   $124,146      $119,302
Average net assets of common stockholders
     (000 omitted) .......................................    115,277   118,336    121,323       125,794
Operating expenses .......................................       1.71%     1.75%      1.73%         1.59% /(5)/
Net investment income available to common
     stockholders /(4)/...................................       8.09%     8.12%      8.25%         8.43% /(5)/
Portfolio turnover .......................................         23%       34%        41%           18%
Senior securities (preferred stock) outstanding
     (000 omitted) .......................................   $ 30,000  $ 30,000   $ 30,000       $30,000
Asset coverage on preferred stock at year end ............        505%      473%       514%          498%

--------------------
(1) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments and foreign exchange losses by $0.05 and decrease the ratio of net investment income to average net assets from 5.71% to 4.66% based on common stockholders. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(2) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

(3) Total investment returns for periods of less than one full year are not annualized.

(4) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common stockholders. Ratio of net investment income before preferred stock dividends to average net assets of common stockholders is 5.34%, 6.98%, 7.12%, 6.76%, 7.50%, 8.10%, 8.73%, 9.56%, 9.06%, 9.03% and 8.72%,
     respectively.

(5)  Annualized.

*    Commencement of investment operations.

+ Net of offering costs of $0.16 charged to paid-in capital in respect to issuance of common shares.

Note: Contained above is operating performance for a share of Common Stock outstanding, total investment return, ratios to average net assets of Stockholders and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's Common Stock.

                                    THE OFFER

Terms of the Offer

         The Fund is issuing to Record Date Stockholders transferable rights to subscribe for an aggregate of [# of shares] Shares. Each Record Date Stockholder is being issued one transferable Right for each whole share of Common Stock owned on the Record Date. The number of Rights issued to a Record Date Stockholder will be rounded up to the nearest number of Rights evenly divisible by __. In the case of shares of Common Stock held of record by Cede & Co. ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by __) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on ______, 2002, a written representation of the number of Rights required for such rounding.

         The Rights entitle the Stockholder to acquire at the Subscription Price one Share for every __ Rights held (1-for-__). Rights may be exercised at any time during the Subscription Period, which commences on [Start Subscription Period] and ends at 5:00 p.m., New York City time, on [Expiration Date], unless extended by the Fund ("Expiration Date"). A Stockholder's right to acquire, during the Subscription Period at the Subscription Price, one Share for every __ Rights held is hereinafter referred to as the "Primary Subscription." A Stockholder who exercises Rights pursuant to the Primary Subscription is hereinafter referred to as an "Exercising Stockholder." The Rights will be listed for trading on the NYSE under the symbol "FCO.RT" during the course of the offering. The Shares, once issued, will be listed on the NYSE under the symbol "FCO." The Rights will be evidenced by subscription certificates which will be mailed to Record Date Stockholders, except as discussed below under "Foreign Stockholders."

         The Rights are transferable among Record Date Stockholders and non-Record Date Stockholders. Holders of Rights who are not Record Date Stockholders ("Rights Holders") may purchase Shares in the Primary Subscription, but are not entitled to subscribe for Shares pursuant to the Over-Subscription Privilege described below. Record Date Stockholders and Rights Holders purchasing Shares in the Primary Subscription and Record Date Stockholders who purchase Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as "Exercising Rights Holders."

         Shares not subscribed for in the Primary Subscription will be offered, pursuant to the Over-Subscription Privilege, to those Record Date Stockholders who have exercised all Rights issued to them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under "The Offer-Over-Subscription Privilege." For purposes of determining the number of Shares a Stockholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or the other depository or nominee on their behalf.

         The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of those Shares. The record date for distributions is generally the last business day of the month in which the distribution is declared. It is the Fund's present policy to pay distributions on the Friday nearest the middle of the month following the record date for such distribution. As a result of the timing of the Offer, with respect to Shares issued in connection with Rights exercised before the end of the Subscription Period, it is expected that the first distribution received by the holders of those Shares will be paid in mid-[month year]. With respect to Shares issued in connection with Rights exercised after the end of the Subscription Period, it is expected that the first distribution received by the holders of those Shares will be paid in mid-[month year].

         There is no minimum number of Rights which must be exercised in order for the Offer to close.

Purpose of the Offer

         The Fund seeks to maintain a stable monthly cash distribution consistent with its investment objective of providing current income. To this end, in June 1999, the Fund adopted a managed distribution policy that calls for supplementing monthly distributions paid out of available net investment income with realized capital gains and returns of paid-in capital to the extent necessary to maintain a stable monthly distribution rate. As interest rates have fallen in the Commonwealth Countries, on the basis of the advice of the Investment Manager and Investment Adviser, the Fund's Board of Directors from time to time has reduced the level of monthly distribution payments (principally downward) to reflect the then-current interest rate environment. The last reduction occurred in February 2002, when the regular monthly distribution was reduced from U.S. 7 cents per share of Common Stock to U.S. 6 cents per share of Common Stock.

         In order to address the prospect of declining distributions, the Fund's Investment Manager and Investment Adviser, in December 1998, proposed to the Board of Directors that the Fund's investment objective, investment policies and investment restrictions be expanded to enable the Fund to invest up to 35% of its assets in Global Debt Securities. The Investment Manager and Investment Adviser indicated that, in their view, the relatively high level of interest rates then available in global markets compared with interest rates then-prevailing in the Commonwealth Countries, as well as in other Group of 7
(G7) markets (i.e., France, the United States, Germany, Japan and Italy), offered the opportunity to achieve greater diversification and scope for capital gains, as well as higher yields compared with interest rates then-prevailing in the Commonwealth Countries. They also emphasized that this would introduce an extra element of risk in implementing the Fund's investment objective, since implementation of the proposal was expected to reduce the average quality of the Fund's portfolio.

         The Board took into account that investment in certain global debt markets, especially in emerging markets, may expose the Fund to greater interest rate risk, foreign exchange risk, credit risk, political and economic risk ("event risk") and liquidity risk, than was then the case. These risks, as well as risks associated with less transparent accounting and auditing standards and less developed legal systems, could, the Board recognized, increase the likelihood that losses in net asset value may more than offset the positive effect of higher apparent yields in these markets. In addition, the Board noted that the Fund's total investment return may be expected to become more volatile, and that the Fund's $30 million outstanding Preferred Stock could exacerbate this increased volatility.

         The Board took into account that no more than 35% of the Fund's total assets could be exposed to global debt markets other than the Commonwealth Countries and that the Investment Manager and Investment Adviser would seek to mitigate risk through an active management style operating within pre-set risk limits. It also considered the fact that investors who did not wish to assume the greater risk associated with global investments would be able to sell their holdings to investors who seek higher yields, while accepting the concomitant increase in risk.

         The Board noted that, at the Fund's inception in 1992, interest rates in the Commonwealth Countries were then higher than interest rates prevailing in the United States but that in more recent years improving economic fundamentals in the Commonwealth Countries, including lower inflation, budget deficit containment and lower unemployment rates, have served to narrow or eliminate the favorable spread over U.S. bond rates. The Board determined that expanding the Fund's investment policies to include investment in Global Debt Securities in markets with interest rates that were then significantly higher than prevailing rates in the United States, and in lower quality bonds which generally offer higher yields, could provide a means of improving the Fund's return.

         After in-depth consideration, the Fund's Board determined to recommend to the Fund's Common and Preferred stockholders that the Fund's investment objective, investment policies and investment restrictions be amended in order to enable the Fund to invest up to 35% of its total assets in Global Debt Securities. On March 26, 1999, the holders of the Fund's Common Stock and Preferred Stock approved a series of proposals allowing the Fund, among other things, to:

         .   invest up to 35% of its total assets in Global Debt Securities;

         .   reduce the average quality of its portfolio to A or better;

         . invest up to 15% of its total assets in debt securities rated, or judged by the Investment Manager to be, below investment grade at the time of investment;

         . use derivatives to manage currency and interest rate risk, as well as replicate or substitute for Physical Securities; and

         . invest in the securities of other investment companies that themselves invest primarily in fixed-income securities.

         The proxy statement soliciting the approval of the holders of the Fund's Common Stock and Preferred Stock explained that, in light of the prevailing uncertainties in global markets at the time of the proxy statement, the Investment Manager had proposed to implement the new global investment strategy in two phases. Phase One, to be implemented immediately following the March 1999 stockholders meeting, would involve immediately investing up to 20% of the Fund's assets in Asian debt securities. Phase One investments would be made through the selective sale of existing securities and the reinvestment of the proceeds of maturing securities. Phase Two was proposed to involve investment in global markets outside the Asian Countries and the four Commonwealth Countries, as well as investment in other investment companies registered under the 1940 Act if believed justified by the Investment Manager and the Board. The proxy statement also indicated that Phase Two would probably be implemented with the proceeds of a rights offering.

         On September 3, 2001, the Board of Directors authorized the Investment Manager, in its discretion, to implement Phase Two of the global investment strategy. Following the Board of Directors' approval to begin Phase Two of the global investment strategy approved by the Fund's Common and Preferred stockholders in March 1999, the Investment Manager and Investment Adviser began a thorough analysis of how best to implement the global investment strategy in terms of selecting markets in which to invest, the timing of those investments and how such investments would be appropriately funded. After identifying several promising global markets, the Investment Manager and Investment Adviser began slowly restructuring the Fund's portfolio and making selective investments in Global Debt Securities. As of July 31, 2002, 12.2% of the Fund's total assets were held in Global Debt Securities, split regionally as follows:

           --------------------------------------------------------
           Region                       % of Total Assets
           ------                       -----------------
           --------------------------------------------------------
           Asia                                7.9%
           --------------------------------------------------------
           Eastern Europe                      2.2%
           --------------------------------------------------------
           Latin America                       1.4%
           --------------------------------------------------------
           Western Europe (ex-UK)              0.7%
           --------------------------------------------------------
           Total                              12.2%
           --------------------------------------------------------

Further investments in Global Debt Securities have been constrained throughout 2002 by the fact that the Fund could potentially have to realize additional significant foreign exchange losses if more securities denominated in the Commonwealth Currencies are sold or mature and the proceeds are converted into the relevant local currencies or into U.S. dollars in order to purchase Global Debt Securities. However, by using the proceeds of a rights offering rather than reallocating assets currently in its portfolio, the Fund would not necessarily have to realize the substantial foreign exchange losses that might otherwise be realized if the portfolio were internally restructured.

         At the regularly scheduled meeting of the Board of Directors held on June 19, 2002, the Investment Manager proposed that the Directors consider approval of a rights offering, and outlined the reasons therefor. The Directors determined that, prior to the next regularly scheduled meeting of the Board of Directors to be held in September 2002, a Rights Offering Committee of the Board should evaluate a formal proposal of the Investment Manager and the Investment Adviser. The Directors agreed that the Rights Offering Committee should consider the benefits and costs to the Fund's existing stockholders, including the dilutionary impact of a rights offering relative to the other options available to the Fund, before making a recommendation to the Board. The Directors thereupon appointed a Rights Offering Committee, composed of four Directors:
Messrs. Neville J. Miles, William J. Potter, Peter D. Sacks and John T. Sheehy, who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Investment Manager, the Investment Adviser or the Dealer Managers.

         In August 2002, the Investment Manager and Investment Adviser jointly prepared a written report addressing the timing of further investments in Global Debt Securities and the most appropriate method of funding any further investments in light of current market conditions ("Aberdeen Report"). The Aberdeen Report concluded that further investments in Global Debt Securities should be funded using a combination of (i) the Fund's cash holdings then earmarked for investment in Global Debt Securities, which amounted to 7.6% of the Fund's total assets as of June 30, 2002; (ii) the proceeds of further selective selling of bonds denominated in the Commonwealth Currencies; and (iii) the proceeds of a rights offering. The Aberdeen Report presented a variety of ratios of number of rights to number of outstanding shares for the Board of Directors to consider when determining whether to approve the Offer.

         The Aberdeen Report was first circulated to the members of the Rights Offering Committee for their review. Subsequently, on August 27, 2002, the Rights Offering Committee met with representatives of the Investment Manager and the Investment Adviser, together with representatives of a potential dealer manager. During this meeting, as well as on other occasions, the members of the Rights Offering Committee had the opportunity to consult with counsel to the Independent Directors of the Fund ("Independent Counsel"), as well as with counsel to the Fund, the Investment Manager and the Investment Adviser ("Fund Counsel"). After extensive discussions, the Rights Offering Committee agreed to recommend to the full Board that the Fund proceed with the Offer. The Aberdeen Report was then circulated to the full Board of Directors, together with the recommendation of the Rights Offering Committee.

         The full Board considered the matter at its regular quarterly meeting held on September 12, 2002. The members of the Rights Offering Committee reviewed with the full Board the provisions of the Aberdeen Report, and explained the reasons why the Committee had determined to recommend that the

Board approve the Offer. The Directors then engaged in an extensive discussion regarding the proposal and the Aberdeen Report with representatives of the Investment Manager and the Investment Adviser. During this meeting, as well as on other occasions, the independent directors had the opportunity to consult with Independent Counsel and Fund Counsel. The Board determined, by the unanimous vote of all of the Directors who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Investment Manager, the Investment Adviser or the Dealer Managers, as well as the unanimous vote of the full Board, to authorize the Fund to engage in a rights offering. The Directors authorized the members of the Rights Offering Committee to make further determinations regarding the terms and structure of the Offer, upon consultation with the representatives of the Investment Manager and the Investment Adviser, the dealer managers, Independent Counsel and Fund Counsel.

         On October 3, 2002, the members of the Rights Offering Committee met with representatives of the Investment Manager, the Investment Adviser, a potential dealer manager, Independent Counsel and Fund Counsel. A lengthy discussion was held, during which the Committee determined that the reasons for the Fund to engage in the Offer remained compelling. The Committee agreed to recommend to the full Board that the Fund proceed with the Offer and file a registration statement with the SEC. The Board subsequently unanimously approved proceeding with the Offer and filing the registration statement.

         The Investment Manager and Investment Adviser believe that an increase in the size of the Fund should result in an incidental modest reduction in the Fund's expense ratio, which would be of long-term benefit to Stockholders. The Offer also seeks to reward Stockholders by giving them the right to purchase additional Shares at a discount, although Stockholders who do not fully exercise their Rights will own, upon completion of the Offer, a smaller proportional interest in the Fund than they owned prior to the Offer. See "The Offer" and "Risk Factors and Special Considerations."

         THERE CAN BE NO ASSURANCE THAT THE FUND OR ITS STOCKHOLDERS WILL ACHIEVE ANY OF THE FOREGOING OBJECTIVES OR BENEFITS THROUGH THE OFFER.

         The Board of Directors has also considered the impact of the Offer on the Fund's NAV per share. The Subscription Price per share is $____, which represents a ____% discount to the Fund's NAV per share as of _________, 2002 [(the last trading date on which the Fund publicly reported its net asset value prior to the date of this Prospectus)]. Assuming that all rights are exercised and there is no change in the Fund's NAV per share, the Offer (after expenses) should result in a decrease in the Fund's NAV per share, and, therefore, the Offer (after expenses) is expected to result in a dilution to the Fund's NAV per share, which could be substantial. Although the Fund has sought to restrict potential dilution, the extent of dilution depends on the amount, if any, by which the Subscription Price less fees paid to the Dealer Managers and other expenses of the Offer represents a discount to NAV on the date new Shares are issued.

         In determining that the Offer was in the best interests of the Fund and its stockholders, the Board of Directors retained the Dealer Managers to provide the Fund with financial advisory, marketing and soliciting services related to the Offer, including the structure, timing and terms of the Offer. In addition to the foregoing, the Board of Directors considered, among other things, using a variable pricing versus fixed pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund if the Offer is under-subscribed and the experience of the Dealer Managers in conducting rights offerings.

     Because their fees are based on the magnitude of the Fund's assets, the Fund's Investment Manager and Investment Adviser will benefit from the Offer. See "Management Agreement and

Advisory Agreement." It is not possible to state precisely the amount of additional compensation these entities will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value.

         Although the Board of Directors has no present intention of proposing further rights offerings or further Preferred Stock offerings, the Board may consider, from time to time, making additional offerings when, in its view, investment opportunities are presented that lend themselves to the investment of new funds and further rights offerings or further Preferred Stock offerings would be in the best interests of the Fund and its stockholders. Any rights offerings will be made in accordance with the 1940 Act, but may or may not be made on terms similar to the Offer.

Over-Subscription Privilege

         Shares not subscribed for by Record Date Stockholders or Rights Holders ("Excess Shares") will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders who have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Stockholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all Record Date Stockholders over-subscription requests will be honored in full. If Record Date Stockholder requests for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro-rata among Record Date Stockholders who oversubscribe based on the number of Rights originally issued to such Record Date Stockholders. The percentage of remaining Shares each over-subscribing Exercising Stockholder may acquire will be rounded down to result in delivery of whole Shares. The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro-rata basis.

         Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.

         The Fund will not offer or sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

         The Fund has been advised that certain Directors that own shares in the Fund, who owned _____ shares in the aggregate on the Record Date, intend to exercise all of the Rights initially issued to them. If additional Shares remain after all over-subscriptions other than the over-subscriptions submitted by these Directors are honored in full, such Directors may purchase all or any of the remaining Shares. If additional Shares do not remain after all over-subscriptions by Stockholders other than such Directors are honored, then such Directors will not receive Shares pursuant to the Over-Subscription Privilege. Rule 144 under the Securities Act of 1933, as amended ("1933 Act"), generally provides that an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding the sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from a Director's sale of shares within a period of less than six months from the purchases may have to be returned to the Fund.

The Subscription Price

         The Subscription Price for the Shares to be issued pursuant to the Offer will be $____ per Share.

         The Fund announced the Offer after the close of trading on the NYSE on _______, 2002. The net asset value per share of Common Stock at the close of business on _______, 2002 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement) and on ____________, 2002 (the last trading date on which the Fund publicly reported its net asset value prior to the date of this Prospectus) was $_____ and $_____, respectively, and the last reported sales price of a share of the Fund's Common Stock on the NYSE on those dates was $_____ and $______, respectively.

Expiration of the Offer

         The Offer will expire at 5:00 p.m., New York City time, on [Expiration Date], unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised.

         Any extension of the Offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

Subscription Agent

         The subscription agent is [name] ("Subscription Agent"). The Subscription Agent will receive for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be approximately $[______] which includes reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent, dividend-paying agent and registrar for the Common Stock. Questions regarding the Subscription Certificates should be directed by mail to [name] [address], or by telephone to [telephone number] (toll free). STOCKHOLDERS MAY ALSO SUBSCRIBE FOR THE OFFER BY CONTACTING THEIR BROKER-DEALER, TRUST COMPANY, BANK, OR OTHER NOMINEE.

         Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for Record Date Stockholders) to [name] by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to (____) ____-______ to be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at (____) ____-______. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.

=====================================================================================================
                Subscription Certificate
                    Delivery Method                               Address/Number
-----------------------------------------------------------------------------------------------------
By Notice of Guaranteed Delivery              Contact your broker-dealer, trust company, bank, or
                                              other nominee to notify the Fund of your intent to
                                              exercise the Rights.
-----------------------------------------------------------------------------------------------------
By First Class Mail Only                      Aberdeen Global Income Fund, Inc.
(No Overnight /Express Mail)                  [name of subscription agent]
                                              [address]

-----------------------------------------------------------------------------------------------------
By Hand to New York Delivery Window           Aberdeen Global Income Fund, Inc.
                                              Securities Transfer & Reporting Services, Inc.
                                              [name of subscription agent]
                                              [address]

-----------------------------------------------------------------------------------------------------
By Express Mail or Overnight Courier          Aberdeen Global Income Fund, Inc.
                                              [name of subscription agent]
                                              [address]

=====================================================================================================

        DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

Information Agent

         Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

                     The Information Agent for the Offer is:

                              Georgeson Shareholder
                              Communications, Inc.

                                 17 State Street
                               New York, NY 10004
                     Toll Free: (800) ____-_____, Ext. ____
                                       or
                        Call Collect: (____) _____-______

         Stockholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $34,000, which includes reimbursement for its out-of-pocket expenses related to the Offer.

Methods for Exercising Rights

         Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Restrictions," will be mailed to Record Date Stockholders or, if a Stockholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares at the Subscription

Price by the Expiration Date. Rights may also be exercised by contacting your broker, banker or trust company, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third Business day after the Expiration Date. A fee may be charged for this service. Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on or before the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at the address set forth above. Fractional shares will not be issued upon the exercise of Rights.

         Exercising Stockholders Who Are Record Owners. Exercising Stockholders who are owners of record may choose either option set forth under "Payment for Shares" below. If time is of the essence, alternative (2) will permit delivery of the Subscription Certificate and payment after the Expiration Date.

         Stockholders Whose Shares Are Held by a Nominee. Stockholders whose shares of Common Stock are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In that case, the nominee will complete the Subscription Certificate on behalf of the Stockholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

         Nominees. Nominees who hold shares of Common Stock for the account of others should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under "Payment for Shares" below.

         All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of Fund's counsel, be unlawful.

Payment for Shares

         Stockholders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:

               1. An Exercising Rights Holder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders) to the Subscription Agent based on the Subscription Price of $____ per Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices set forth above, prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all funds received by it for the purchase of Shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO ABERDEEN GLOBAL INCOME FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, STOCKHOLDERS ARE

STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

                 2. Alternatively, an Exercising Rights Holder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the NYSE Medallion Signature Program guaranteeing delivery of (i) payment of the Subscription Price of $____ per Share for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders), and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on ___________, 2002, the third business day after the Expiration Date.

         On a date within eight business days following the Expiration Date ("Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if shares of Common Stock are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription and (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date Stockholders). All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to ABERDEEN GLOBAL INCOME FUND, INC.

         The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the Shares.

         WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. If a holder of Rights who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege (for Record Date Stockholders) does not make payment of any amounts due by the Expiration Date or the date guaranteed payments are due under a notice of guaranteed delivery, the Subscription Agent reserves the right to take any or all of the following actions: (i) find other Record Date Stockholders for such subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

         THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

         EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NAV DECLINE."

Sale of Rights

         The Rights are Transferable until the Expiration Date. The Rights will be listed for trading on the NYSE, subject to notice of issuance. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE is expected to be conducted on a "when issued" basis beginning on or about __________, 2002, until and including on or about ___________, 2002, and thereafter are expected to trade on a "regular-way" basis until and including ____________, 2002, the last business day prior to the Expiration Date. Exercising Rights Holders are encouraged to contact their broker, bank or financial advisor for more information about trading of the rights.

         Sales Through Subscription Agent and Dealer Managers. Record Date Stockholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Managers. Subscription Certificates representing the Rights to be sold through or to the Dealer Managers must be received by the Subscription Agent on or before ____________, 2002, (or if the offer is extended, until two business days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Managers either to purchase or to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of sale to the selling Record Date Stockholder. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Managers on the day such Rights are sold. The sale price of any Rights sold to the Dealer Managers will be based upon the then current market price for the Rights. The Dealer Managers will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. The Subscription Agent will hold the proceeds from those sales for the benefit of such non-claiming Record Date Stockholders until such proceeds are either claimed or revert to the state. There can be no assurance that the Dealer Managers will purchase or be able to complete the sale of any such Rights and neither the Fund nor the Dealer Managers has guaranteed any minimum sales price for the Rights. If a Record Date Stockholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker dealer or financial institution may charge a fee to sell the Rights.

         Other Transfers. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Stockholder or, if the Record Date Stockholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended ("1934 Act"), subject to the standards and procedures adopted by the Fund.

         Record Date Stockholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date for: (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent nor the Dealer Managers shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

         Except for the fees charged by the Subscription Agent and Dealer Managers (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Managers.

         The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of DTC. Rights exercised through DTC are referred to as "DTC Exercised Rights." Record Date Stockholders of DTC Exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC Exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder Over-Subscription Subscription Certificate or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.

Foreign Restrictions

         Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States) ("Foreign Record Date Stockholders"). Foreign Record Date Stockholders will receive written notice of he Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by 5:00 p.m., New York City time on __________, 2002, three business days prior to the Expiration Date, the Rights of those Foreign Record Date Stockholders will be transferred by the Subscription Agent to the Dealer Managers who will either purchase the Rights or use their best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by or to the Dealer Managers will be remitted to Foreign Record Date Stockholders.

Notice of NAV Decline

         The Fund, as required by the SEC's registration form, will suspend the Offer until it amends this Prospectus if, subsequent to the date of this Prospectus, the Fund's NAV declines more than 10% from its NAV as of that date. Accordingly, the Expiration Date would be extended and Fund would notify Record Date Stockholders of the decline and permit Exercising Rights Holders to cancel their exercise of Rights.

Delivery of Stock Certificates

         Participants in the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan") will have any Shares that they acquire pursuant to the Offer credited to their Stockholder dividend reinvestment accounts in the Plan. Stockholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to all other Stockholders, stock certificates for all Shares acquired will be mailed after payment for all the Shares subscribed for has cleared, which may take up to 15 days from the date of receipt of the payment.

         The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year]. Whether a Stockholder is entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year] will depend on the date Shares are actually issued to the Stockholder.

Federal Income Tax Consequences of the Offer

         For Federal income tax purposes, neither the receipt nor the exercise of the Rights by Stockholders will result in taxable income to holders of Common Stock, and no loss will be realized if the Rights expire without exercise.

         A Record Date Stockholder's basis in a Right will be zero unless either
(i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value of the Shares with respect to which the Right was distributed, or (ii) the Record Date Stockholder elects, in his or her Federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of the Shares to the Right. If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Record Date Stockholder will allocate his or her basis in the Shares with respect to which the Right was distributed between the Shares and the Right in proportion to the fair market values of each on the date of distribution.

         The holding period of a Right received by a Record Date Stockholder includes the holding period of the shares of Common Stock with regard to which the Right is issued. If the Right is exercised, the holding period of the Shares acquired begins on the date the Right is exercised.

         If a Right is sold, a gain or loss will be realized by the holder in an amount equal to the difference between the basis of the Right sold and the amount realized on its disposition.

         A Record Date Stockholder's basis for determining gain or loss upon the sale of a Share acquired upon the exercise of a Right will be equal to the sum of the Record Date Stockholder's basis in the Right, if any, and the Subscription Price per Share. A Record Date Stockholder's gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share is held for more than one year.

         The foregoing is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended ("Code"), and Treasury regulations presently in effect that are generally applicable to Record Date Stockholders that are United States persons within the meaning of the Code, and does not cover foreign, state or local taxes. The Code and Treasury regulations are subject to change by legislative or administrative action, which may be retroactive. Exercising Rights Holders should consult their tax advisors regarding specific questions as to foreign, Federal, state or local taxes.

ERISA Considerations

         Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (collectively, "Retirement Plans") should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In case of Retirement Plans qualified under Section 401(a) of the Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if Rights are sold or transferred by a Retirement Plan.

         Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an Individual Retirement Account ("IRA") is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

         ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Code.

                                 USE OF PROCEEDS

         If [# of shares] Shares are sold at the Subscription Price of $________, the net proceeds of the Offer are estimated to be approximately $____________, after deducting commissions and expenses payable by the Fund estimated at approximately $___________. The Investment Manager and Investment Adviser anticipate that investment of the net proceeds in Global Debt Securities, in accordance with the Fund's investment objective and policies, will take approximately one to four months from their receipt by the Fund, depending on market conditions and the availability of appropriate securities. See "The Offer - Purpose of the Offer," "Investment Objective and Policies" and "Investment Restrictions."

         Pending such investment, the proceeds will be invested in U.S. government securities and other high-quality, short-term money market instruments, which is not in accordance with the Fund's primary investment objective. The Fund invests in various developing and developed markets whose liquidity may delay the investment of the proceeds in a manner consistent with the Fund's primary investment objective. There is a risk that the Fund will not be able to invest all of the proceeds within four months. To the extent that the Fund is not able to invest the proceeds within four months, the proceeds will continue to be invested in U.S. government securities. As a result of this short-term investment of the proceeds, a lower yield may be realized.

                                    THE FUND

         The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on June 28, 1991, under the name "The First Commonwealth Fund, Inc." Effective May 1, 2001, the Fund's name was changed to "Aberdeen Commonwealth Income Fund, Inc." to reflect the fact that the Fund's Investment Manager and Investment Adviser had been acquired by Aberdeen Asset Management PLC in 2000. Effective July 1, 2002, the Fund's name was changed to "Aberdeen Global Income Fund, Inc." to comply with the requirements of Rule 35d-1 under the 1940 Act regarding investment company names.

         The Fund commenced operations on February 28, 1992, upon the closing of an initial public offering of 7,850,000 shares of its Common Stock. The net proceeds for that offering were approximately $109 million after payment of organizational and offering expenses and the underwriting discount. On April 9, 1992, 1,159,200 additional shares of Common Stock were issued and sold by the Fund pursuant to the underwriters' exercise of their over-allotment option. The net proceeds of such sale were approximately $16.3 million after payment of the underwriting discount. On July 30, 1992, the Fund issued 600 shares of Series W-7 Preferred Stock with an aggregate liquidation preference of $30 million. The net proceeds of that offering were approximately $29,220,205 million after payment of offering expenses and the underwriting discount. On December 3, 1996, by means of a stock split, 600 additional shares of the Series W-7 Preferred Stock were issued and the liquidation preference per share was decreased from $50,000 per share to $25,000. Thus, there are currently 1,200 shares of Series W-7 Preferred Stock, with an aggregate liquidation preference of $30 million, outstanding.

Description of Common Stock

         The Fund is authorized to issue 300,000,000 shares of Common Stock. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding and the Shares offered hereby, when issued and paid for pursuant to the terms of the Offer, will be fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights.

         The number of shares of Common Stock outstanding as of July 31, 2002 was 9,266,209. The number of shares outstanding as of July 31, 2002 adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Shares issued, would be _______.

         The Fund's shares are publicly held and listed and traded on the NYSE. Prior to March 8, 2000, the NAV of the Fund was determined on the last business day of each week. On March 8, 2000, the Fund began determining its NAV on a daily basis. The following table sets forth for the quarters indicated the highest and lowest Friday (or other last business day of a week) closing prices on the NYSE per share of Common Stock and the NAV per share and the premium or discount from NAV on the date of each of the high and low market prices for periods through March 8, 2000. For periods ending after March 8, 2000, the table sets forth for the quarters indicated the highest and lowest daily closing prices on the NYSE per share of Common Stock and the NAV per share and the premium or discount from NAV on the date of each of the high and low market prices. The table also sets forth the number of shares traded on the NYSE during the respective quarter.

                          NAV Per Share
                                on                           NYSE                       Reported
                             Date of              Market Price Per Share
                           Market Price          and Related Premium (+)/
                         High and Low/(1)/          Discount (-)/(2)(3)/                 NYSE
                        ------------------   ------------------------------------
Quarter Ended             High      Low          High                  Low              Volume
-------------           --------  --------   ------------------  ----------------   --------------
January 31, 2000 .....   12.27     12.09       10.1875/(16.97)    9.1875/(24.01)      1,017,500
April 30, 2000 .......   11.74     11.36       9.6250/(18.01)     9.1875/(19.12)        845,200
July 31, 2000 ........   11.15     10.93       9.5625/(14.24)     8.5625/(21.66)        719,800
October 31, 2000 .....   10.91     10.28       9.3750/(14.07)     8.8125/(14.28)        478,800
January 31, 2001 .....   10.64     10.37       9.5000/(10.71)     8.2500/(20.44)        896,530
April 30, 2001 .......   10.80     10.01       9.5000/(12.04)     8.7800/(12.29)        652,100
July 31, 2001 ........    9.82      9.81       8.9500/(8.86)      8.6000/(12.33)        976,900
October 31, 2001 .....   10.13      9.83       9.1900/(9.27)      8.7900/(10.58)      1,213,580
January 31, 2002 .....    9.86      9.62       9.0500/(8.22)      8.6300/(10.29)        955,500
April 30, 2002 .......    9.70      9.39       8.8900/(8.35)      8.6400/(7.99)         784,900
July 31, 2002 ........   10.30      9.68       10.4000/(0.97)     8.8800/(8.26)       2,600,100

-----------------------
(1)  Based on the Fund's computations.

(2) Highest and lowest Friday (or other last business day of the week) closing market price per share as reported on the NYSE for periods through March 8, 2000. Highest and lowest daily closing market price per share as reported on the NYSE for periods ending after March 8, 2000.

(3) "Related Premium(+)/Discount(-)" represents the premium or discount from NAV of the shares on the date of the respective high and low market price for the respective quarter.

         On [Record Date], the per share NAV was $____ and the share market price was $____, representing a ____% discount from such NAV.

         The Fund's shares have traded in the market above, at and below NAV since the commencement of the Fund's operations. The Fund cannot determine the reasons for the Fund's shares trading at a premium or discount to NAV, nor can the Fund predict whether its shares will trade in the future at a premium or discount to NAV, and if so, the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV.

         It is frequently the case that Fund shares trade at a discount to net asset value. In an effort to minimize the spread between market value and net asset value that may otherwise exist, on March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding Common Stock in the open market during any 12-month period, if and when the discount to net asset value is at least 10%. Through July 31, 2002, there have been no share repurchases through this program.

         When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively. Any acquisition of shares by the Fund will decrease the total assets of the Fund and therefore may increase the Fund's expense ratio. If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover and making it more difficult for the Fund to achieve its investment objective.

Description of Preferred Stock

         The Fund currently has outstanding an aggregate of 1,200 shares of Preferred Stock. The Preferred Stock has been issued in one series, Series W-7. The Series W-7 Preferred Stock was issued on July 30, 1992. The shares of Preferred Stock are senior securities having priority over the shares of Common Stock as to distribution of assets and payment of dividends. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Stock are entitled to receive a preferential liquidating distribution of $25,000 per share ("Liquidation Preference"), plus accrued and unpaid dividends (whether or not declared), before any payment is made to holders of Common Stock. The average market value of a share of Preferred Stock has been equal to the Liquidation Preference. The following tables set forth certain information relating to the Preferred Stock.

                           Preferred Stock, Series W-7

                                  Total Amount of   Asset Coverage Per          Liquidation
                                  Preferred Stock    $25,000 Share of          Preference Per
Period Ended                      Outstanding /(1)/  Preferred Stock /(2)/ $25,000 Share /(3)//(4)/
------------                      ---------------   -------------------    ------------------------
October 31, 1992 ............       $30,000,000              498%                  $25,000
October 31, 1993 ............       $30,000,000              514%                  $25,000
October 31, 1994 ............       $30,000,000              473%                  $25,000
October 31, 1995 ............       $30,000,000              505%                  $25,000
October 31, 1996 ............       $30,000,000              542%                  $25,000
October 31, 1997 ............       $30,000,000              530%                  $25,000
October 31, 1998 ............       $30,000,000              504%                  $25,000
October 31, 1999 ............       $30,000,000              475%                  $25,000
October 31, 2000 ............       $30,000,000              415%                  $25,000
October 31, 2001 ............       $30,000,000              408%                  $25,000
April 30, 2002 ..............       $30,000,000              399%                  $25,000

 -------------------------
 (1) Based on the number of shares of Preferred Stock outstanding multiplied by the Liquidation Preference per share.

 (2) Asset coverage per share of Preferred Stock is derived by subtracting the aggregate Liquidation Preference of all of the series of Preferred Stock outstanding from the total assets of the Fund less (i) all liabilities and indebtedness not represented by the Preferred Stock and (ii) any accrued but unpaid dividends on the Preferred Stock as at the end of the fiscal periods indicated. This sum is then divided by the number of shares of Preferred Stock outstanding.

 (3)   Plus accrued and unpaid dividends, if any.

 (4) The liquidation preference as of October 31, 1996 was $50,000 per share of Preferred Stock. Effective December 3, 1996, by means of a stock split, the liquidation preference of Preferred Stock was reduced to $25,000 per share and an additional 600 shares of the Series W-7 Preferred Stock were issued.

       The dividend rates on the outstanding Preferred Stock are established through an auction process. The dividend rates on the Series W-7 shares are set every seven days. Generally, the dividend rate has represented a discount from the 30-day commercial paper rate. As of July 31, 2002, the annual dividend rate on the Series W-7 Preferred Stock was 1.80%. At this rate, the annual return the Fund's portfolio must experience (net of expenses) in order to cover dividend payments on the Series W-7 Preferred Stock is 2.05%.

       As mentioned above, a typical dividend period for the Fund consists of seven days. Under certain market conditions, however, the Fund may declare a Special Dividend Period, consisting of more than seven days (e.g., a 28-day dividend period). In order for the Fund to declare a Special Dividend Period, it must first obtain permission from its Auction Agent and those broker-dealers who have entered into Broker-Dealer Agreements with the Auction Agent with respect to the Fund. Additionally, the Fund must give notice to the holders of the Preferred Stock, and must have written confirmation from Moody's and S&P that such a Special Dividend Period would not impair the then-current ratings of the Preferred Stock. As of October 2, 2002, the Fund had declared a Special Dividend Period which is scheduled to end October 30, 2002. Although the Fund anticipates that it will continue to declare successive Special Dividend Periods, each for 28 days, for the next six to 24 months, there can be no assurance that the Fund will seek a Special Dividend Period at any given time or that, if a Special Dividend Period is sought by the Fund, the Auction Agent and each of the applicable broker-dealers will continue to grant the Fund permission to declare such Special Dividend Periods.

       The Fund may use interest rate swaps to hedge the Fund's liability with respect to the Preferred Stock. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund's liability with respect to the Preferred Stock. See "Portfolio Securities - Derivative Securities - Swaps," "Risk Factors and Special Considerations - Use of Derivatives" and "Risk Factors and Special Considerations - Preferred Stock - Leverage Risk."

       The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of the leverage obtained by the issuance of the Preferred Stock, assuming hypothetical annual returns on the Fund's portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the returns to Stockholders when portfolio returns are positive and decreases returns when the portfolio returns are negative. Actual returns may be greater or less than those appearing in the table and may be enhanced or diminished by fluctuations in foreign currency. See "Risk Factors and Special Considerations - Preferred Stock - Leverage Risk."

  Assumed Portfolio Return (net of expenses) ...........       -10%      -5%      0%        5%      10%
  Corresponding Common Stock Return(1) .................     _____%   _____%  _____%    _____%   _____%

------------
 (1) In order to compute "Corresponding Common Stock Return," the "Assumed Portfolio Return" is multiplied by the total value of Fund assets as of the beginning of the fiscal year (November 1, 2002) to obtain an assumed return to the Fund. This rate is then reduced by the value of Preferred Stock dividends that would be paid during the year ($_________) based on the dividend rates in effect at the beginning of the fiscal year for Series W-7, ____%) in order to determine the return available to holders of the Fund's Common Stock. Return available to holders of the Fund's Common Stock is then divided by the value of the Fund's net assets attributable to holders of Common Stock as of the beginning of the fiscal year ($__________) to determine "Corresponding Common Stock Return."

                       INVESTMENT OBJECTIVES AND POLICIES

       The Fund's investment objective is to provide high current income by investing primarily in fixed-income securities denominated in the Commonwealth Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund's investment objectives, the Fund's policies with respect to the credit quality of its assets set forth below and the limitations set forth below in "Investment Restrictions" are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding shares of the Common Stock and the Preferred Stock, voting together as a single class, as well as by the holders of a majority of the outstanding shares of the Fund's Preferred Stock voting as a separate class. A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the relevant shares represented at a meeting at which more than 50% of such shares are represented, or (ii) more than 50% of the relevant shares.

       For as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days' prior written notice to stockholders.

       The Investment Manager will select fixed-income securities which, in the Investment Manager's judgment, will achieve the Fund's investment objectives. The Investment Manager will base such selections primarily upon the recommendation of the Investment Adviser. In recommending and selecting investments for the Fund, the Investment Adviser's personnel will draw on their substantial experience in managing portfolios with investments in debt securities traded in the Commonwealth Countries, Developed Markets and Emerging Markets.

       Except in anticipation of dividend or other payments to be made in U.S. dollars, it is expected that normally at least 65% of the Fund's total assets will be invested in a portfolio of debt securities denominated in the Commonwealth Currencies, namely, the Australian dollar, the Canadian dollar, the New Zealand dollar and the Pound Sterling or any successor currencies. The Fund will, under normal circumstances, invest in debt securities denominated in at least three of these currencies and will not hold more than 50% of its assets in any one Commonwealth Currency.

       The Fund may invest the balance of its assets (1) in the securities of Developed Market and/or Emerging Market issuers, including securities issued by Developed Market or Emerging Market governmental entities, as well as by banks, companies and other entities which are located in Developed Market or Emerging Market countries, whether or not denominated in the currency of the Developed Market or Emerging Market country, and (2) in debt securities of other issuers, denominated in, or linked to, the currency of a Developed Market or Emerging Market country, including securities issued by supranational issuers, such as The World Bank, and derivative debt securities that replicate, or substitute for, the currency of a Developed Market or Emerging Market country. The maximum exposure to any one Developed Market country or currency is limited to 25% of the Fund's total assets. The maximum exposure to any Emerging Market country or currency is limited to 15% of the Fund's total assets. "Developed Markets" are those countries contained in the Salomon Smith Barney World Government Bond Index, excluding the Commonwealth Countries. See Appendix C for a list of the countries comprising the Salomon Smith Barney World Government Bond Index as of March 31, 2002. "Emerging Markets" are those countries that are not Developed Markets or Commonwealth Countries.

       The Fund may, with respect to the Global Debt Securities portion of its portfolio, use derivatives to manage currency and interest rate risk and to replicate or as a substitute for Physical Securities. The Fund may also use derivatives with respect to its investments denominated in Commonwealth Currencies to manage interest rate risk through investing in exchange-traded interest rate derivatives.

       Subject to the limitations set forth in Section 12(d) of the 1940 Act, the Fund may invest up to 10% of its total assets in equity securities issued by other investment companies whose securities are registered under the 1940 Act and whose investment objective is to invest primarily in fixed-income securities.

       The market value weighted average of the Fund's investments (or the issuers of those investments) will be rated not less than A2 by Moody's, or A by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or, if unrated, judged by the Investment Manager to be of equivalent quality. Up to 15% of the Fund's investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody's or BBB- by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality. All of the Fund's investments (or the issuers of those investments) must be rated, at the time of investment, B3 or better by Moody's, or B- or better by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Investment Manager to be of equivalent quality.

       The Fund will not concentrate investments in any one industry except that the Fund will concentrate, under normal market conditions, more than 25% of its assets in debt securities issued or guaranteed by the governments, territories, provinces and states of Australia, Canada, New Zealand and the United Kingdom taken as a group (and their instrumentalities and agencies, including government-owned entities). The Fund believes it is appropriate to treat all of the governments of the four Commonwealth Countries as a separate industry or group of related industries because of the commonality of economic and political characteristics and risk levels among the four Commonwealth Countries, including similar constitutional, legal and financial systems.

       During periods when, in the Investment Manager's judgment, changes in the markets of Australia, Canada, New Zealand, or the United Kingdom or other economic conditions warrant, or to meet liquidity or distribution requirements, the Fund may invest without limit in U.S. Government securities and short-term debt obligations of U.S. banks and corporations rated not less than Aa or Prime-2 by Moody's or AA or A-2 by S&P for temporary defensive purposes. Although Prime-2 and A-2 ratings denote issuers with a strong (Moody's) or satisfactory (S&P) ability to repay short-term debt in a timely manner, the relative degree of safety is not as high as the very highest rating categories. In addition, the Fund may enter into repurchase agreements and lending agreements involving these securities.

                              PORTFOLIO SECURITIES

       The principal types of debt securities in which the Fund is permitted to invest include those described below. The list is not exclusive, but is indicative of the kinds of securities which the Fund's investment objectives, policies and restrictions permit it to buy.

Commonwealth Debt Securities

       With respect to the portion of the Fund's portfolio denominated in the Commonwealth Currencies, the fixed income securities in which the Fund may invest consist of debt securities issued or guaranteed by the governments, territories, provinces or states of Australia, Canada, New Zealand and the United Kingdom (and their instrumentalities and agencies, including government-owned entities), secured and unsecured notes, bills, bonds, certificates of deposit, debentures and other debt obligations of private issuers including without limitation, corporations and banks, mortgage-backed securities and debt securities offered in the Euromarkets.

       Australian Governmental Entities. The Fund is permitted to invest in Australian government and treasury notes and state government and semi-government bonds and notes. Australian government bonds and treasury notes represent the obligations of the government of Australia and are sold through public tenders. Bonds have maturities up to approximately 13 years while notes are issued in maturities of seven, 13 and 26 weeks. The Australian government also guarantees as to payment of principal and interest similar debt obligations issued by its instrumentalities. State government and semi-government bonds and notes are issued by various states and state instrumentalities and, in the case of state instrumentalities, are guaranteed by the applicable state government. Maturities range from less than one year to approximately 20 years. Federal and state government debt securities are frequently listed on the stock exchanges but most trading is by dealers in an active public secondary market.

       Canadian Governmental Entities. The Fund is permitted to invest in Canadian government notes and provincial government bonds and notes. Canadian government bonds and notes represent the obligations of the government of Canada and are sold through public tenders. Bonds have maturities up to 30 years. The Canadian government also guarantees as to payment of principal and interest similar debt obligations issued by semi-sovereign Canadian entities. Provincial government bonds and notes are issued by various provinces and provincial instrumentalities and, in the case of provincial instrumentalities, direct obligations of, or fully guaranteed by, the full faith and credit of the applicable provincial government. Maturities range from less than one year to 30 years. Federal and provincial government debt securities are frequently listed on the stock exchanges but most trading is by dealers in an active public secondary market.

       New Zealand Governmental Entities. The Fund is permitted to invest in New Zealand government and treasury notes and state government and semi-government bonds and notes. New Zealand government bonds and treasury notes represent the obligations of the government of New Zealand and are sold through public tenders. Bonds have maturities up to 10 years. The New Zealand government also guarantees as to payment of principal and interest similar debt obligations issued by its instrumentalities. State government and semi-government bonds and notes are issued by various states and state instrumentalities and, in the case of state instrumentalities, are guaranteed by the applicable state government. Maturities range from less than one year to 15 years. Federal and state government debt securities are frequently listed on the stock exchanges but most trading is by dealers in an active public secondary market.

       United Kingdom Governmental Entities. The Fund is permitted to invest in securities issued or guaranteed by the government of the United Kingdom or any semi-sovereign United Kingdom entity. United Kingdom government bonds and notes represent the obligations of the government of the United Kingdom and are sold through public tenders. Bonds have maturities up to approximately 30 years. The government also guarantees as to payment of principal and interest similar debt obligations issued by its instrumentalities. United Kingdom government debt securities are frequently listed on the stock exchanges but most trading is by dealers in an active public secondary market.

       Commonwealth Commercial Banks. The Fund is permitted to invest in bills of exchange, certificates of deposit and promissory notes issued or guaranteed, as to payment of principal and interest, by commercial banks in the Commonwealth Countries. Commonwealth commercial banks are generally comparable to U.S. banks and are subject to regulation by applicable Commonwealth government authorities. The Investment Manager and Investment Adviser do not believe that there are any special risks associated with these securities arising out of the fact that they are issued by banks. Bills of exchange are negotiable instruments, issued to finance current transactions, which generally mature within six months and which, are accepted or endorsed by a commercial bank and thus carry the bank's credit. Certificates of deposit are negotiable instruments issued by commercial banks with maturities ranging from a few days to several years. Promissory notes are negotiable instruments endorsed and therefore guaranteed by a commercial bank or backed by a bank letter of credit as to payment of principal and interest. Maturities generally range up to 180 days. Bank bills, certificates of deposit and promissory notes are usually issued at a discount from face value and are traded by dealers in an active public secondary market.

       Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by companies domiciled in a Commonwealth Country, whether or not guaranteed or backed by a Commonwealth commercial bank. These securities have maturities generally ranging from less than one year to five years and are traded by dealers in an active public secondary market.

       Other Debt Securities including Global or Eurobonds Denominated in a Commonwealth Currency. Subject to its investment policy of investing at least 65% of its assets in debt securities denominated in the Commonwealth Currencies, the Fund is permitted to invest in debt securities denominated in the Commonwealth Currencies, similar in nature to those described above, regardless of the domicile of the issuers. Thus, the Fund is permitted to invest in Commonwealth Currency-denominated global or Eurobonds that expose the Fund to the interest rate structure of one or more of the Commonwealth Countries and which are traded by reference to similar debt securities of issuers domiciled in one or more of the Commonwealth Countries. The latter securities are usually issued in the Eurodollar market by multi-national banks and companies which may have operations in a Commonwealth Country.

Global Debt Securities

     Global Debt Securities include (1) securities of Developed Market and/or Emerging Market issuers, including securities issued by Developed Market or Emerging Market governmental entities, as well as by banks, companies and other entities which are located in Developed Market or Emerging Market countries, whether or not denominated in the currency of the Developed Market or Emerging Market country, and (2) debt securities of other issuers, denominated in, or linked to, the currency of a Developed Market or Emerging Market country, including securities issued by supranational issuers, such as The World Bank, and derivative debt securities that replicate, or substitute for, the currency of a Developed Market or Emerging Market country. More specifically, Global Debt Securities include, but are not limited to the following types of securities.

     Local Currency Sovereign, Quasi-Sovereign and Bank Bonds. The Fund is permitted to invest in securities issued or guaranteed by Developed Market or Emerging Market governmental entities, including sovereign and quasi-sovereign entities, whether or not denominated in the currency of the Developed Market or Emerging Market country. The available maturities for these types of securities vary from country to country.

     Commercial Banks. The Fund may also invest in securities issued by banks located in Developed Market or Emerging Market countries, whether or not denominated in the currency of the Developed Market or Emerging Market country.

     Yankee Bonds. The Fund is also permitted to invest in Yankee bonds in order to gain exposure to certain global debt markets without exposing the Fund to local currency risk. Yankee bonds are U.S. dollar-denominated debt securities issued by obligors located in the Asian Countries and other Emerging Markets. The bonds may be issued in the United States and may be registered under U.S. securities law. Yankee bonds may be purchased from brokers operating in the United States, or may be purchased outside the United States through offices located outside the United States of brokers doing business in the United States. Yankee bonds are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the issuer's ability to maintain a sufficiently liquid market for the specific issue. The bonds are also affected by movements in U.S. interest rates.

     Brady Bonds. The Fund may invest in emerging market governmental debt obligations, which are commonly referred to as "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

     The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

     Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nation's reserves. Interest payments may also be collateralized in part in various ways.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in the over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds issued to date are generally collateralized by U.S. Treasury zero-coupon bonds to ensure principal, and generally have maturities of between 15 and 30 years from the date of issuance. The following emerging market countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, the Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam. In addition, other countries may announce plans to issue Brady Bonds. The Fund may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which my be issued in the future.

     Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payment; and (iv) any uncollateralized interest and principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

     Eurobonds. A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from many countries. Eurobonds are generally exempt from applicable laws and regulations of the country in which they are sold. Although these bonds may be bought and sold in U.S. dollars, they generally carry the same risks as investing in foreign securities.

     Supranational Debt Obligations. The Fund may invest in debt issued by supranational entities. Supranational entities are entities constituted by the national governments of several countries to promote economic development, such as the World Bank, the IMF, the European Investment Bank and the Asian Development Bank. Obligations of these entities are supported by appropriated but unpaid commitments of their member countries, and there can be no assurances that these commitments will be undertaken or met in the future.

     Companies. The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by companies domiciled in a Developed Market or Emerging Market.

Derivative Securities

     With respect to investments denominated in Commonwealth Currencies, the Fund may only use derivatives to manage interest rate risk, especially when the sale of physical securities may have an adverse impact on distributions, for example, where it would result in the realization of sizeable capital gains or losses, or the sale of high coupon securities. The types of derivatives which may be used with respect to this portion of the Fund's portfolio include, without limitation, exchange-traded fixed income futures and options. The Fund may use only exchange-traded (as opposed to over-the-counter) interest rate derivatives in the Australian, Canadian and United Kingdom component of the Fund.

     The Fund will not use currency derivatives to hedge risk associated with the Fund's investments in securities denominated in the Commonwealth Currencies because to do so would alter the fundamental charter of the Fund, namely that investors assume exposure primarily to the Commonwealth Currencies as part of their investment in the Fund. However, where the outlook for a particular Commonwealth Currency is considered by the Investment Manager or Investment Adviser to be better than an alternate currency in which the Fund may invest, the Fund may use derivatives to hedge that currency into a Commonwealth Currency or into the U.S. dollar.

     With respect to the portion of the portfolio not denominated in a Commonwealth Currency, the Fund will invest in derivatives for two main purposes: (1) to modify interest rate risk and adjust currency risk within the portfolio, and (2) to enable the Fund to replicate or substitute for a particular security in order to gain access to a particular global market or security, where either the physical security is too expensive, or there is an insufficient supply of the particular security. The types of derivatives which may be used with respect to this portion of the Fund's portfolio include, but are not limited to, futures, options, forwards, forwards that can only be settled in U.S. dollars, swaps, and securities with structured cash flows, whether traded on an exchange or over-the-counter, that have as their underlying security reference to a fixed income security or currency. In general, derivatives will not be utilized to leverage the Fund.

     When investing in Developed or Emerging Markets, the Fund will take on exposure to the currencies of the countries in which it holds securities. The Fund will seek to manage currency risk when the perceived outlook for a particular currency is for depreciation against other currencies. The most effective way of doing this is through the use of currency forwards (and occasionally options), which provide an efficient means of implementing currency strategies.

     Investment in securities denominated in Developed Market or Emerging Market currencies necessarily means taking on interest rate risk. This risk, particularly in respect of the Developed Markets, can often best be managed through the use of interest rate derivatives in those respective countries. Also, investment in Yankee bonds involves exposure to both fluctuations in U.S. interest rates and the credit standing of a particular issuer. There may be times when the Fund wishes to reduce the U.S. interest rate exposure embedded in Yankee bonds. This can be done by selling U.S. Treasury Bond futures.

     Investment in global fixed income securities may at certain times be more efficiently achieved using derivative securities to replicate physical securities. These types of derivatives carry identical market price risks to the equivalent physical securities but provide a number of transactional benefits. For example, by using derivatives, the Fund may be able to implement investment decisions at lower costs, increase the after-tax yield, obtain prices that are not available in the underlying cash market, or settle in U.S. dollars. In less developed markets, liquidity and credit quality can be enhanced and transaction costs reduced by using derivatives rather than the underlying securities. This is due to the fact that the investor assumes the lower counterparty risk of the issuer of the derivatives (for example, an international bank rated A- or better), rather than that of a (local currency) domestic issuer. In certain circumstances, due to lack of available direct investment opportunity or government regulations, the only means of gaining exposure to particular countries is through derivatives.

     The derivatives used for adjusting currency exposures or replicating underlying securities are usually over-the-counter ("OTC") securities. OTC securities carry credit risk associated with the counterparty institution. See "Risk Factors and Special Considerations - Use of Derivatives." To manage this risk, the Fund will only use counterparty institutions rated A- or better by recognized international ratings agencies. Only up to 5% of total assets may be put at risk in derivatives transactions with any single counterparty (aggregate interest rate and currency derivatives exposure). A maximum of 10% of total assets may be at risk in currency-linked notes and a maximum of 2.5% of total assets may be at risk to any single counterparty in currency forwards. All currency forwards must be settled only in U.S. dollars. All futures and forwards are to be measured on a notional exposure basis and, therefore, they will be cash-backed.

     With respect to exchange-traded derivatives, the Fund will only engage in transactions in such derivatives on regulated derivative exchanges. A maximum of 40% of total assets may be at risk in exchange-traded derivatives. For Australian, Canadian and United Kingdom derivatives, the maximum gross exposure (long positions plus short positions) will be 20% of total assets. A maximum of 35% of total assets may be at risk in derivatives traded on the Chicago Board of Trade. A maximum of 7% of total assets may be at risk in derivatives traded on any one other futures exchange.

     The types of derivatives used by the Fund and the techniques employed may change over time as new derivatives and strategies are developed or regulatory changes occur. The Fund will not use derivatives where it would contravene the guidelines set by the rating agencies for the Preferred Stock.

     In general, derivatives will not be utilized to leverage the Fund, although they may be used to hedge the interest rate risk associated with the Fund's outstanding leverage. The Fund may use interest rate swaps to hedge the Fund's liability with respect to the Preferred Stock. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund's liability with respect to the Preferred Stock. See "Portfolio Securities - Derivative Securities - Swaps," "Risk Factors and Special Considerations - Use of Derivatives" and "Risk Factors and Special Considerations - Preferred Stock - Leverage Risk."

     Forward Currency Contracts. The Fund may enter into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

     The cost to the Fund of engaging in forward currency contracts will vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts in this manner is intended to fix a rate of exchange that can be achieved at a certain time in the future.

     Foreign Currency Options. The Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes to achieve objectives similar to those achieved utilizing foreign currency futures or forward contracts. The potential benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the expected direction, the Fund could sustain losses on transactions in foreign currency options. Where currency exchange rates move in the expected direction, but not to the extent anticipated, the Fund could still sustain losses on transactions in foreign currency options.

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

     Futures Contracts. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States for both hedging and non-hedging purposes. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on U.S. exchanges and those which are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC").

     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the Investment Manager's and Investment Adviser's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. The Fund may not use more than 5% of its assets for initial margin for speculative commodity futures or options positions.

     The Fund also may purchase and write options to buy or sell those futures contracts in which it may invest. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting an offsetting purchase or sale transaction, subject to the continued availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund's profit or loss on the transaction.

     Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. The Fund may not use more than 5% of its assets for initial margin for speculative commodity futures or options positions.

     Swaps. The Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, financial commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notational amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

     Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and, therefore, may increase or decrease the Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

Private Placements

     Certain debt securities purchased by the Fund may have been placed privately. These securities, which include debt securities offered in the Euromarkets, are somewhat less liquid than securities which are widely traded by the public and there may be contractual restrictions on their resale to the public.

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

Therefore, although these securities may be resold in privately negotiated transactions, the prices realized from such sales may be less than what might have been realized on a more active public trading market.

Other Investment Companies

     Subject to the limitations set forth in Section 12(d) of the 1940 Act, the Fund may invest in securities issued by other registered U.S. investment companies that invest primarily in fixed-income securities. The Fund will not invest in affiliated investment companies. As a shareholder of another investment company, the Fund will bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses, including advisory fees, that the Fund bears in connection with its own operations.

Repurchase and Securities Lending Agreements

     The Fund is permitted to invest in repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Manager monitors the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Fund's Board of Directors, i.e., banks or broker-dealers which have been determined by the Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

     The Fund may also lend to banks and broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. In connection with the lending of its portfolio securities, the Fund is exposed to the risk of delay in recovery of the securities loaned or possible loss of right in the collateral should the borrower become insolvent.

     The Fund will enter into repurchase agreements and securities lending agreements only with parties such as banks and broker-dealers who meet creditworthiness standards approved by the Fund's Board of Directors. Issuers of irrevocable letters of credit used as collateral for securities lending agreements must meet the same or similar standards.

Firm Commitment Agreements and When-Issued Securities

     The Fund may purchase debt securities on a firm commitment or when-issued basis. New issues of certain debt securities are often offered on a when-issued basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The transactions are entered into in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. The Fund will not earn any income on these securities prior to delivery. The value of when-issued securities and firm commitment agreements may vary prior to and after delivery depending on market conditions and changes in interest rate levels. There is a risk that a party with whom the Fund has entered into such transactions will not perform its commitment, which could result in a gain or loss to the Fund. The Fund will maintain in a segregated account with its custodian cash or high-quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when-issued or firm commitment basis.

U.S. Securities

     Government. The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest bearing securities. Like other interest bearing securities, however, the value of Government obligations changes as interest rates fluctuate.

     Corporations and Banks. The Fund is permitted to invest for defensive and other temporary purposes in U.S. corporate debt instruments rated at the time of investment Aa or better by Moody's or AA or better by S&P, finance company and corporate commercial paper, and other short-term obligations, in each case rated at the time of investment Prime-2 or better by Moody's or A-2 or better by S&P. The Fund is also permitted to invest in obligations of U.S. Federal or state chartered banks and bank holding companies rated at the time of investment Aa or better by Moody's or AA or better by S&P (including certificates of deposit, bankers' acceptances and other short-term debt obligations).

Portfolio Turnover

     It is the Fund's policy to sell any security whenever, in the judgment of the Investment Manager, it is advisable to do so, irrespective of the length of time that such security has been held. The Investment Manager anticipates that the Fund's annual rate of portfolio turnover will not exceed 100%. A 100% annual turnover rate would occur if all the fixed income securities in the Fund's portfolio were replaced once within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Fund. Volatility in the securities markets in which the Fund invests could cause the Fund's portfolio turnover rate to be higher than anticipated. It is possible that the Fund's redeployment of some its assets currently invested in the Commonwealth Countries to fund additional investments in Global Debt Securities may increase the Fund's portfolio turnover rate in the near term.

Borrowings

     The Fund may borrow for temporary or emergency purposes as long as the relevant asset coverage requirements are met. The 1940 Act requires the Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness," as those terms are defined and used in the 1940 Act.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies of the Fund, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (as that term is defined in the 1940 Act). If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     The Fund may not:

         1. Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and except that the Fund may engage in transactions in options on foreign currencies and forward contracts and post margin in connection therewith consistent with its investment policies.

         2. Make short sales of securities or maintain a short position (other than with respect to the use of derivatives).

         3. Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by these investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred shares pursuant to its Articles.

         4. Borrow money, or pledge, hypothecate, mortgage or otherwise encumber its assets, except that the Fund may borrow for temporary or emergency purposes, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act. For the purposes of this restriction, collateral arrangements with respect to transactions in options on foreign currencies and forward contracts are not deemed a pledge of assets or the issuance of a senior security.

         5. Purchase any security (except as provided below) if as a result more than 25% of the total value of its assets would then be invested in securities of issuers in a particular industry, except that the Fund will, under normal circumstances, invest more than 25% of its assets in securities issued or guaranteed by the governments, territories, provinces or states of Australia, Canada, New Zealand and the United Kingdom (and their instrumentalities and agencies, including government-owned entities) or repurchase agreements with respect thereto. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (or repurchase agreements with respect thereto).

         6. Make loans except through the purchase of debt obligations and the entering into of repurchase and securities lending agreements in accordance with the Fund's investment objectives and policies.

         7. Act as an underwriter of other issuer's securities (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

         8. (i) Purchase or sell real estate, except that it may purchase and sell mortgage-backed securities, debt securities issued by real estate investment trusts, and debt securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities (other than transactions in foreign currencies and forward currency contracts or derivatives in accordance with the Fund's investment objectives and policies) or (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell debt securities of companies that deal in oil, gas or other mineral exploration or development programs.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     This Prospectus contains certain forward-looking statements. Actual results could differ materially from those projected in the forward-looking statements as a result of uncertainties set forth below and elsewhere in the Prospectus. Investing in the Shares involves certain risks and considerations not typically associated with investing in the United States. The following discusses risks and special considerations with respect to the Offer and with respect to an investment in the Fund. In managing the Fund, the Investment Manager and Investment Adviser will manage all risks in accordance with their stated investment guidelines.

Dilution - Net Asset Value and Non-Participation in the Offer

     Assuming that Rights are exercised, Record Date Stockholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case if they exercised their Rights. The Fund cannot state precisely the amount of any such dilution in share ownership because the Fund does not know at this time what proportion of the Shares will be purchased as a result of the Offer.

     As of the date of this Prospectus, the Subscription Price per share for the Offer is less than the Fund's NAV per share. Assuming that all Rights are exercised and there is no change in the NAV per share, Stockholders would experience an immediate dilution of the aggregate NAV of their shares of Common Stock as a result of the Offer. The amount of any decrease in NAV is not predictable because it is not known at this time what the NAV per share will be at the Expiration Date or what proportion of the Shares will be purchased as a result of the Offer. Such dilution could be substantial.

     For example, assuming that all Rights are exercised at the Subscription Price of $____ and the NAV per share at the Expiration Date was $____, the Fund's NAV per share (after payment of the Dealer Managers and soliciting fees and estimated offering expenses) would be reduced by approximately $____ per share (or ____%).

     The fact that the Rights are transferable may reduce the effects of any dilution as a result of the Offer. You can transfer or sell your Rights. The cash received from the sale of Rights is partial compensation for any possible dilution. There can be no assurances, however, that a market for the Rights will develop or the Rights will have any value in that market.

Current Distribution Rate

     From its inception, the Fund has paid regular monthly distributions. These distributions have been paid from net investment income and supplemented by realized capital gains and return of paid-in capital. The amount of monthly distributions has been adjusted (principally downward) from time to time to reflect the current interest rate environment. For the current fiscal year, the distributions to date have exceeded the sum of net investment income and realized capital gains. To the extent total distributions for the year exceed the Fund's net investment income, the difference will be deemed for income tax purposes to have been distributed from realized capital gains or will be treated as return of capital, as applicable. Although the Fund anticipates that investment of the proceeds in higher yielding Global Debt Securities will enable the Fund to increase the Fund's net investment income above the current level, Stockholders are cautioned that there can be no guarantee of future performance.

         The Fund's investment in Global Debt Securities involves risks and uncertainties so that actual results may differ materially from those anticipated as a result of various factors. If the anticipated results are not achieved, the Fund may not be able to maintain the current level of monthly distributions. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of increased investment in global markets on the Fund's distribution rate, to reflect current events or circumstances after the date of this Prospectus or to reflect the occurrence of unanticipated events.

         The Board of Directors reviews the level of distributions on a continuing basis at its quarterly Board meetings. The first regular monthly distribution to be paid on Shares acquired upon exercise of Rights will be the first monthly distribution the record date for which occurs after the issuance of the Shares. The Shares issued in the Offer will not be entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year]. Whether a Stockholder is entitled to the distribution to be declared to Stockholders of record on [month day, year] which is payable in [month year] will depend on the date Shares are actually issued to the Stockholder.

Interest Rate Fluctuations

         Fluctuations in interest rates in the relevant bond markets can affect the Fund's NAV and distribution rate. The Fund's NAV is adversely affected during periods of rising interest rates in those bond markets and is favorably affected during periods when interest rates fall. Moreover, the Fund may recognize capital losses, impacting its ability to supplement distributable income, when bonds in the Fund's portfolio are sold or mature at a price which is less than the Fund's cost.

         In addition to fluctuation in interest rates, any overall downward trend in interest rates can be expected to ultimately reduce available yields to Fund Stockholders, which could in turn result in a reduction in the amount of the Fund's monthly distributions. While interest rates in the Commonwealth Countries were higher than interest rates in the U.S. at the inception of the Fund in 1992, yields on debt securities denominated in the Commonwealth Currencies have generally declined in recent years and are currently more comparable to yields available in the U.S. Although relatively high levels of interest rates are currently available in global debt markets, including the Asian Countries, there can be no assurance that these rates will continue to be obtainable.

         Changes in the level of interest rates in the relevant markets in which the Fund invests will affect the market price of its portfolio securities and the net asset value of the Fund at any given time. These changes are usually more substantial in Emerging Market countries where large interest rate changes are not uncommon. The level of interest rate risk will vary from country to country depending on political and economic factors and monetary policy. See, e.g., "Appendix A - Economic Information - Asian Economic Data."

Currency Exchange Rate Fluctuations

         It is expected that normally at least 65% of the Fund's total assets will be invested in debt securities denominated in the Commonwealth Currencies. The Fund may also invest up to 35% of its assets in Global Debt Securities, including, but not limited to, debt securities which are denominated in, or linked to, the currency of countries other than the Commonwealth Countries or the United States (see "Portfolio Securities - Global Debt Securities"). Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by foreign governments. A change in the value of the currency in which a portfolio security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. If the exchange rate for a foreign currency declines compared to the U.S. dollar, the Fund's NAV would decline. In addition, although most of the Fund's income will be received or realized primarily in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for a foreign currency declines after the Fund's income has been accrued and translated into U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time the expenses are paid, the amount of foreign currency required to be converted into U.S. dollars in order to pay the expenses in U.S. dollars will be greater than the foreign currency equivalent of the expenses at the time they were incurred.

         Currency exchange rate fluctuations can decrease or eliminate income available for distribution or conversely increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to stockholders for U.S. Federal income tax purposes thus reducing Stockholders' cost basis in their Fund shares, or as capital gain, rather than as an ordinary income dividend.

         The Fund will not seek to hedge against adverse currency fluctuations in the Commonwealth Currencies. With respect to currencies other than the Commonwealth Currencies, the Investment Manager and Investment Adviser expect to hedge foreign currency risks in accordance with their views by engaging in foreign currency exchange transactions. These may include buying and selling foreign currency options, foreign currency futures, options on foreign currency futures and swap arrangements. Many of these activities constitute "derivatives" transactions. See "Use of Derivatives" below. There can be no assurance that the Fund will employ a currency hedge at any given time, nor can there be any assurance that the Fund will be able to do this hedging successfully. Moreover, currency fluctuations against the U.S. dollar in many foreign countries in which the Fund invests have historically been profound and negative. Although exchange rates against the U.S. dollar have been favorable in recent months, there can be no assurance that favorable exchange rates will continue. Nor can there be any assurance that currency fluctuations against the U.S. dollar will not return to being profound and negative.

         The Commonwealth Currencies are fully exchangeable into U.S. dollars without legal restriction. However, investments made in the local currencies of an Emerging Market country may not be freely convertible into other currencies. Exchange rate fluctuations and local currency devaluation could have a material effect on the value of these securities. See "Appendix A - Economic Information."

Risks Involved in Global Investment

         In March 1999, holders of the Fund's Common Stock and Preferred Stock approved a series of proposals allowing the Fund, among other things, to (1) invest up to 35% of its total assets in Global Debt Securities; (2) reduce the average quality of its portfolio to A or better; (3) invest up to 15% of its total assets in debt securities rated, or judged by the Investment Manager to be, below investment grade at the time of investment; (4) use derivatives to manage currency and interest rate risk, as well as replicate or substitute for Physical Securities; and (5) invest in the securities of other investment companies that themselves invest primarily in fixed-income securities. Investment in global debt markets will expose the Fund to greater foreign exchange risk, interest rate risk, credit risk, political and economic risk ("event risk") and liquidity risk than would be the case if the Fund invested only in securities denominated in the Commonwealth Currencies.

         Credit Risk. The proposals approved by the holders of the Fund's Common Stock and Preferred Stock in March 1999 permit the Fund to invest up to 15% of its total assets in debt securities which, at the time of investment, are rated below investment grade (i.e., securities that have been rated below BBB- by

S&P or Baa3 by Moody's) or, if unrated, are in the opinion of the Investment Manager, of equivalent quality. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund's portfolio.

         Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premia required by investors for taking the associated credit risk.

         Investments in debt securities expose the Fund to credit risk (that is, the risk of default on interest and/or principal payments). Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers. During periods of economic downturn or rising interest rates, issuers of securities with a low credit rating may experience financial weakness that could affect their ability to make payments of interest and principal.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of securities with low credit ratings, especially in markets characterized by a low volume of trading.

         Unrated Securities. The Fund is permitted to invest in unrated debt securities. Unrated securities, while not necessarily of lower quality than rated securities, generally do not have a broad market. Before purchasing an unrated security, the Investment Manager and Investment Adviser intend to analyze the creditworthiness of the issuer of the security and of any financial institution or other party responsible for payments on the security in order to assign a rating to the security.

         Below-Investment Grade Securities. Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Because rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Investment Manager and Investment Adviser will continuously monitor the issuers of securities held to determine whether the issuers have sufficient cash flows and profits to meet principal and interest payments.

         The achievement of the Fund's investment objective will be more dependent on the Investment Manager or the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Fund may retain a security the rating of which has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

         Issuers of lower quality debt securities tend to be highly leveraged. Those issuers may also not have available to them traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During these periods, issuers may not have sufficient revenue to meet their interest payment obligations. An issuer's ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain Emerging Market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as The World Bank, and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because these securities are generally unsecured and are often subordinated to higher ranking creditors of the issuer.

         The Fund may also incur additional expense to the extent that it is required to seek recovery on a default in the payment of principal or interest on its portfolio holdings, and the Fund may have limited legal recourse in the event of a default. Debt securities issued by governments in Emerging Markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse may be diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, are also of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in the event of default by the governments under commercial bank loan agreements.

         The Investment Manager and Investment Adviser will attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring such current trends as interest rates and political developments.

         Management of Credit Risk. At the upper end of the credit rating spectrum, recognized international ratings agencies such as S&P and Moody's provide extensive risk credit analysis for investors. However, in some Emerging Markets, where issues are often unrated or are at the lower end of the credit risk spectrum, the Investment Manager and Investment Adviser believe that opportunities exist for skilled analysts to add value through extensive company research and detailed credit assessment.

         The Investment Manager and Investment Adviser also consider external credit assessments available from rating agencies such as S&P and Moody's, as well as any reports on the issuer which may be available from brokers or other sources. A chart showing the current S&P and Moody's credit ratings on long-term foreign sovereign debt for the Asian Countries in which the Fund currently invests is included in Appendix A.

         Low-credit debt can sometimes become equity. Due to the conversion of convertible notes and warrants, the Fund may from time to time become an (often) involuntary holder of equities until such stock can be sold as and when an optimal price can be achieved, given market conditions. It may be in the interests of stockholders for the Fund to hold such stock for short term periods.

         Similarly, distressed companies can sometimes restructure via debt-for-equity swaps in order to stay solvent and viable. In this case, the investor becomes an involuntary equity holder and, once again, it may be in the best interests of stockholders that the Fund hold such securities for short periods of time, especially in extreme market conditions, until optimal prices can be obtained.

         Political and Economic Risk. The Fund's investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments in the countries in which the Fund invests. Moreover, accounting, auditing and financial reporting standards and other regulatory practices and requirements vary from those applicable to entities subject to regulation in the United States.

         Global Debt Securities may involve different, and sometimes greater, risks than securities of issuers in the U.S. and the Commonwealth Countries. Many global economies are considered to be more politically volatile than the traditional Western style democracies. Investments in securities of issuers in countries other than the U.S. and the Commonwealth Countries may involve greater political risk, including in some countries, the possibility of expropriation, confiscatory taxation or nationalization of assets, and the establishment of foreign exchange controls. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

         Due to their strong reliance on international trade, most global economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs. See, e.g., "Appendix A - Economic Information - Asian Economic Data."

         Liquidity Risk. While the Fund ordinarily invests only in debt securities for which there is an active secondary market, the Fund may invest in Global Debt Securities for which there is no established secondary market. The securities markets that exist in Emerging Market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

         In some global markets, including some Emerging Market countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating net asset values, and sometimes also an inability to buy and sell securities. Market quotations on many Global Debt Securities may only by available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

         In addition, the markets for below investment grade securities may be substantially smaller, less developed, less liquid and more volatile than the markets for prime rated securities, which may make obtaining accurate market quotations for financial reporting purposes and for calculating net asset values more difficult. Market quotations on many sub-investment grade securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.

         Tax Risk. Income earned on investments in foreign countries may be subject to applicable withholding taxes and other taxes imposed by the governments of these countries. There can be no assurance that foreign tax laws will not be changed in a manner which adversely affects foreign investors.

         Legal and Accounting Risk. The legal systems in many Emerging Market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. While the development of the legal systems is a positive step, there is a risk that foreign investors will be adversely affected by new laws or changes to existing laws.

         Accounting and auditing standards applied in certain Emerging Market countries frequently do not conform with the accepted international standards used in the Commonwealth Countries and the U.S. In some cases, accounting policies, for example the use of the constant purchasing power method, can cause some distortion. Also, substantially less financial information is generally publicly available about issuers in Emerging Market countries and, where available, may not be independently verifiable.

Use of Derivatives

         Consistent with its investment objective, the Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a foreign currency ("derivatives"). Derivatives are most often used to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position directly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives and any success in their use depends on a variety of factors including the ability of the Investment Manager and Investment Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

     The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

     . an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

     . the possible absence of a liquid secondary market for any particular derivative at any time;

     . the potential loss if the counterparty to the transaction does not perform as promised;

     . the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

     . the risk that the financial intermediary "manufacturing" the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

     . because certain derivatives are "manufactured" by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

     . the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

     The Fund may use interest rate swaps to hedge the Fund's liability with respect to the Preferred Stock. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund's liability with respect to the Preferred Stock. This allows the Fund to lock in the relatively low current U.S. dollar interest rates with respect to up to one-third of the Fund's outstanding Preferred Stock. A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. See "Portfolio Securities - Derivative Securities - Swaps." There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the Preferred Stock.

Call or Buy-Back Features

     Debt securities occasionally have call or buy-back features that would permit an issuer to call or repurchase the security from the holder. The Investment Manager and Investment Adviser anticipate that these securities could be sold only to a limited number of dealers or institutional investors as there may not be an established retail secondary market for many of these securities, or where there is a market, the securities may not be easily tradable.

Preferred Stock - Leverage Risk

     The Fund has issued US$30 million of Preferred Stock, which is tantamount to borrowing this sum of money. The Preferred Stock creates an opportunity for the holders of the Fund's Common Stock to experience greater capital appreciation and higher yields, while at the same time increasing exposure to capital risk. The net cost of the Preferred Stock is an expense which could limit the Fund's net investment income in any given period.

     Capital raised through leverage is subject to interest and other costs, and these costs could exceed the income earned by the Fund on the proceeds of such leverage. There can be no assurance that the Fund's income from the proceeds of leverage will exceed these costs. However, the Investment Manager and Investment Adviser seek to use leverage for the purposes of making additional investments only if they believe, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage. In the event of a default on one or more loans or other interest-bearing instruments held by the Fund, the use of leverage would exaggerate the effect on the Fund's net asset value. The holders of the Fund's Preferred Stock and the Fund's lenders, if any, will have priority to the Fund's assets over the holders of the Fund's Common Stock.

     The Preferred Stock results in leveraging, which is usually considered speculative and involves certain risks to the holders of Common Stock. These risks include a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock, and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in currency exchange rates. In addition, fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock, with increases in the Preferred Stock dividend rates decreasing such return. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current dividend rate of the Preferred Stock, the effect of leverage will be to cause holders of Common Stock to realize a higher current rate of return than if the Fund were not leveraged. On the other hand, interest rates on U.S. dollar-denominated and foreign currency denominated obligations change from time to time as does their relationship to each other depending on such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. dollar-denominated obligations may substantially increase relative to the foreign currency denominated obligations in which the Fund may be invested. The extent that the current dividend rate on the Preferred Stock approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the current dividend rate on the Preferred Stock were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. Further, because any decline in the NAV of the Fund's investments will be borne entirely by holders of Common Stock, in a declining market, the Fund's leverage would result in a greater decrease in NAV to holders of Common Stock than if the Fund were not leveraged. This would likely be reflected in a greater decline in the market price for shares of Common Stock. If the Fund's current investment income were not sufficient to meet dividend requirements on Preferred Stock, it could be necessary for the Fund to liquidate certain of its investments, thereby further reducing the NAV attributable to the Fund's Common Stock.

     In order to reduce the risk that the dividend requirements on the Preferred Stock will exceed the net return of the Fund's investment portfolio, the Fund may use interest rate swaps to hedge the Fund's liability with respect to the Preferred Stock. At present, the Fund has been authorized by its Board of Directors to hedge up to one-third of the Fund's liability with respect to the Preferred Stock. This allows the Fund to lock in the relatively low current U.S. dollar interest rates with respect to up to one-third of the Fund's outstanding Preferred Stock. There can be no assurance that the Fund will have an interest rate swap in place at any given time, nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's leverage risk with respect to the Preferred Stock. See "Risk Factors and Special Considerations - Use of Derivatives."

     During certain periods of the Fund's operations, long-term debt obligations denominated in the Commonwealth Currencies have produced higher yields than U.S. short-term obligations. The difference between the U.S. short-term rates paid by the Fund on the Preferred Stock and the net long-term debt rates received by the Fund has, during such periods, provided holders of Common Stock with a higher yield. Holders of Common Stock have generally benefited from the Fund's issuance of the Preferred Stock which commenced in 1992. Since the fiscal quarter beginning August 1, 1997, there have been periods during which the shrinking yield differential between rates available in the Commonwealth Countries and rates available in the U.S. combined with the depreciation of the Commonwealth Currencies have resulted in the Preferred Stock having a negative impact on the total return to holders of Common Stock. During the 12 months to July 31, 2002, the key investment trend was an end to the unilateral strength of the U.S. dollar. The Australian dollar, British pound and New Zealand Dollar all rose against the U.S. dollar, gaining 7.5%, 10.4% and 13.5%, respectively. Most Asian currencies followed a similar trend. Only the Canadian dollar weakened over the period, falling 2.9%. Further, with U.S. interest rates at historic lows, the differential between the cost of the Preferred Stock and the rates at which the Fund invests remains positive. Offsetting these impacts slightly have been capital losses as bond yields have risen in line with signs of global recovery.

     The proposed increased investment of a more significant percentage of the Fund's total assets in higher yielding Global Debt Securities is expected to increase the Fund's net investment income above the current level by taking increased advantage of the relatively high level of interest rates currently available in global securities markets compared with interest rates prevailing in the Commonwealth Countries. See "The Offer - Purpose of the Offer." The implementation of this strategy is proposed to occur within approximately one to four months of the completion of the Offer by a combination of investing the net proceeds of the Offer together with the proceeds from the sale of existing portfolio securities and proceeds received from maturing Commonwealth debt securities held in the Fund's portfolio. Stockholders are cautioned that there can be no guarantee of future performance and the Fund's investment in Global Debt Securities involves risks and uncertainties, so that actual results may differ materially from those anticipated as a result of various factors. The Fund undertakes no obligation to update or revise the disclosure in this Prospectus with regard to the effect of increased investment in global markets on the Fund's leverage, current events or circumstances after the date of this Prospectus or the occurrence of unanticipated events.

     The Fund has the authority to redeem the Preferred Stock for any reason and may redeem all or part of the Preferred Stock if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time. The Fund may also need to redeem all or a portion of the Preferred Stock to the extent required by the 1940 Act, the terms of the Preferred Stock or by rating agencies rating the Preferred Stock. The leveraging of the Common Stock would be eliminated during any period that Preferred Stock is not outstanding. See "The Fund - Description of Preferred Stock."

     Because the Investment Manager's and the Investment Adviser's fees are based on the average net assets of the Fund which include the Preferred Stock, the Investment Manager and Investment Adviser have benefited from the Fund's determination not to redeem the Preferred Stock.

     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The amounts borrowed pursuant to any credit facility or obtained through the issuance of Preferred Stock may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The holders of the Fund's Preferred Stock have priority to the Fund's assets over the holders of the Fund's Common Stock to the extent of the aggregate liquidation preference.

     The Fund will not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Stock or Preferred Stock, or purchase or redeem Common Stock or Preferred Stock unless at the time thereof the Fund meets certain asset coverage requirements. In addition, the Fund will not be permitted to pay dividends on, or redeem or repurchase, Common Stock unless all accrued dividends on the Preferred Stock, or accrued interest on borrowings, if any, have been paid or set aside for payment.

     The Fund may be subject to certain restrictions imposed by lenders to the Fund or by guidelines of one or more rating agencies which may issue ratings for the Fund's Preferred Stock. These restrictions impose asset coverage, fund composition requirements or limits on investment techniques, such as the use of financial derivative products, that are more stringent than those imposed by the 1940 Act. These covenants or guidelines could impede the Investment Manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and guidelines.

Net Asset Value Discount

     Shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic is a risk separate and distinct from the risk that NAV will decrease. The Fund's shares have frequently traded at prices below NAV since the commencement of the Fund's operations. In the 12-month period ended July 31, 2002, the Fund's shares have traded in the market at an average discount to NAV of -7.44%. The Fund cannot predict whether its shares in the future will trade at, below or above NAV. The risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Foreign Custody

     The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Non-Diversified Status

     The Fund is classified as a "non-diversified" management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities. Although, with respect to 50% of its assets, the Fund must diversify its holdings in order to be treated as a regulated investment company under the provisions of the Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a "diversified" management investment company under the 1940 Act. See "Taxation - United States Taxes."

Tax Considerations

     The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. Federal income tax on its net investment income and capital gains, if any, which it generally distributes in accordance with requirements under the Code. To the extent that the Fund has earnings available for distribution, its distributions in the hands of stockholders generally are expected to be treated as ordinary dividend income, although certain distributions may be designated by the Fund as capital gain dividends which would be treated as long-term capital gain. Dividends paid by the Fund (both ordinary and capital) will not qualify for the corporate dividends-received deduction. Distributions in excess of the Fund's investment company taxable income and net capital gains will first reduce a stockholder's basis in his shares and, after the stockholder's basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

     Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. stockholders for U.S. income tax purposes, if the Fund is eligible to and makes an election to treat the stockholders as having paid those taxes for U.S. Federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. Federal taxable income of stockholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes, that is subject to the U.S. withholding tax. Investors should review carefully the information discussed under the heading "Taxation" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

Anti-Takeover Provisions

     The Fund has provisions in its Articles that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's Directors or stockholders to amend the Articles or effect changes in the Fund's management.

     The Articles provide for a staggered election of those Directors who are elected by the holders of Common Stock, with such Directors divided into three classes, each having a term of three years. Accordingly, only those Directors in one class may be changed in any one year and it would require two years to change a majority of the Board of Directors. This system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's Stockholders to change the majority of Directors. Other provisions require the approval of holders of 80% of the outstanding shares of the Common Stock and Preferred Stock voting together as a single class to approve certain transactions including certain mergers, asset dispositions and conversion of the Fund to open-end status. However, certain provisions of the 1940 Act may nevertheless require a separate additional vote of the holders of Preferred Stock.

         Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions limit the ability of stockholders to remove directors, provide that the number of directors may be fixed only by the Board, provide that certain vacancies on the Board of Directors may be filled only by the vote of the remaining directors, and limit the ability of stockholders to call a special meeting of stockholders.

         The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See "Capital Stock - Certain Provisions of the Articles, By-Laws and Articles Supplementary."

                              PORTFOLIO COMPOSITION

The following sets forth certain information with respect to the composition of the Fund's investment portfolio (excluding $13,610,218 held in U.S. dollar, Australian dollar, Canadian dollar, New Zealand dollar and Pound Sterling denominated short-term investments) as of July 31, 2002 based on the then applicable exchange rates shown in the table below:

            ---------------------------------------------------------
                                 Exchange Rates
            ---------------------------------------------------------
                     Currency                Currency per US$1
            ---------------------------------------------------------
            United States Dollar                    N/A
            ---------------------------------------------------------
            Australian Dollar                     A$0.5443
            ---------------------------------------------------------
            New Zealand Dollar                   NZ$0.4689
            ---------------------------------------------------------
            Canadian Dollar                       C$1.5843
            ---------------------------------------------------------
            British Pound                        STG1.5622
            ---------------------------------------------------------
            South Korean Won                     KRW1188.09
            ---------------------------------------------------------
            Thai Baht                             THB42.02
            ---------------------------------------------------------
            Philippines Peso                      PHP51.28
            ---------------------------------------------------------
            Malaysian Ringgit                     MYR3.80
            ---------------------------------------------------------
            Singapore Dollar                      SGD1.76
            ---------------------------------------------------------

                                  The Portfolio

                                                             Number of       Market Value      % of long-
Australia                                                      Issues      in U.S. dollars     term assets
---------                                                      ------      ---------------     -----------
Australian Government Bonds ..............................        7          $ 7,205,168           6.84%
Australian Semi-Government Bonds .........................       10           11,233,101          10.67%
Australian Supranational Bonds ...........................        1            2,197,218           2.09%
Australian Utilities Bonds ...............................        1            1,101,595           1.05%
Australian Corporate Non-bank Bonds ......................        2            2,582,308           2.45%
                                                                             -----------         ------
Sub-total ................................................                    24,319,390          23.10%

                                                             Number of       Market Value      % of long-
Canada                                                         Issues      in U.S. dollars     term assets
------                                                         ------      ---------------     -----------
Canadian Government Bonds ................................        5            9,942,620           9.44%
Canadian Semi-Government Bonds ...........................        6            6,072,724           5.77%
Canadian Banking and Finance Bonds .......................        1              675,852           0.64%
                                                                             -----------         ------
Sub-total                                                                     16,691,196          15.85%

                                                             Number of       Market Value      % of long-
United Kingdom                                                 Issues      in U.S. dollars     term assets
--------------                                                 ------      ---------------     -----------
U.K. Government Gilts ....................................        8           29,369,989          27.89%
U.K. Utilities Bonds .....................................        1            2,544,814           2.42%
U.K. Banking and Finance Bonds ...........................        4            5,580,383           5.30%
                                                                             -----------         ------
Sub-total ................................................                    37,495,186          35.61%

                                                             Number of       Market Value      % of long-
New Zealand                                                    Issues      in U.S. dollars     term assets
-----------                                                    ------      ---------------     -----------
N.Z. Government Bonds ....................................        2            2,791,806           2.65%
N.Z. Utilities Bonds .....................................        1              473,434           0.45%
N.Z. Banking and Finance Bonds ...........................        7           10,535,604          10.01%
N.Z. Corporate Non-Bank Bonds ............................        1              737,610           0.70%
                                                                             -----------         ------
Sub-total ................................................                    14,538,454          13.81%


                                                             Number of       Market Value      % of long-
South Korea                                                    Issues      in U.S. dollars     term assets
-----------                                                    ------      ---------------     -----------
South Korean Government Bonds ............................        1            1,753,900           1.67%
                                                                             -----------         ------
Sub-total ................................................                     1,753,900           1.67%

                                                             Number of       Market Value      % of long-
Thailand                                                       Issues      in U.S. dollars     term assets
--------                                                       ------      ---------------     -----------
Thailand Government Bonds ................................        4              814,865           0.77%
Thailand Utilities Bonds .................................        1              131,684           0.13%
Thailand Corporate Non-Bank Bonds ........................        1               63,277           0.06%
                                                                             -----------         ------
Sub-total ................................................                     1,009,826           0.96%

                                                             Number of       Market Value      % of long-
Philippines                                                    Issues      in U.S. dollars     term assets
-----------                                                    ------      ---------------     -----------
Phillipine Government Bonds ..............................        2              362,468           0.34%
                                                                             -----------         ------
Sub-total ................................................                       362,468           0.34%

                                                             Number of       Market Value      % of long-
Malaysia                                                       Issues      in U.S. dollars     term assets
--------                                                       ------      ---------------     -----------
Malaysian Government Bonds ...............................        1              311,122           0.30%
Malaysian Semi-Government Bonds ..........................        1              456,774           0.43%
                                                                             -----------         ------
Sub-total ................................................                       767,896           0.73%

                                                             Number of       Market Value      % of long-
Singapore                                                      Issues      in U.S. dollars     term assets
---------                                                      ------      ---------------     -----------
Singapore Government Bonds ...............................        3              516,248           0.49%
Singapore Utilities Bonds ................................        1              152,769           0.15%
                                                                             -----------         ------
Sub-total ................................................                       669,017           0.64%

                                                             Number of       Market Value      % of long-
United States                                                  Issues      in U.S. dollars     term assets
-------------                                                  ------      ---------------     -----------
Yankee Bonds .............................................       16            7,688,734           7.30%
                                                                             -----------         ------
Sub-total ................................................                     7,688,734           7.30%

Total long-term investments ..............................                   105,296,067          100.0%

Moody's and/or S&P Ratings*                                    % of total market value of
--------------------------                                         long-term portfolio
                                                               --------------------------
Aaa/AAA ..................................................               66.50%
Aa/AA ....................................................               14.72%
A/A ......................................................               10.62%
Baa/BBB ..................................................                4.19%
Ba/BB ....................................................                2.55%
B/B ......................................................                1.42%
                                                                        ------
Total Portfolio Rated by Moody's and/or S&P ..............               100.0%

----------

* Reflects the lower of the Moody's or S&P rating. S&P rating categories may be further modified by a plus (+) or minus (-) in AA and A ratings. Moody's rating categories may be further modified by 1 (highest), 2 or 3 (lowest) in Aa and A ratings.

                             MANAGEMENT OF THE FUND

Directors and Officers

         The Fund's Articles provide that the Directors to be elected by holders of the Fund's Common Stock will be divided into three classes, as nearly equal in number as possible, each of which will serve for three years with one class being elected each year. Each year, the term of one class expires. Section 18 of the 1940 Act requires that the holders of the Preferred Stock, voting separately as a single class, have the right to elect at least two Directors at all times. The officers of the Fund serve at the pleasure of the Board of Directors.

         Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Bignell, Elsum, Freedman, Gilbert, Karagianis, Miles, Pittard, Randall, Sacks, Schrafl, Scott, Smith and Young) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon the Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the Federal securities laws of the United States. The Fund has been advised by local counsel in the jurisdictions in which the Fund's Directors and officers reside, other than those listed below, that it is unlikely that the courts of those jurisdictions would adjudge civil liability against Directors and officers resident in those jurisdictions in an original action predicated solely on a violation of the Federal securities laws of the United States. Although there is no arrangement in place between those jurisdictions and the United States for the reciprocal enforcement of judgments, a judgment against the Directors and officers in an original action predicated on such provisions rendered by a court in the United States would be enforceable by action or counterclaim or be recognized by the courts of those jurisdictions as a defense to an action or as conclusive of an issue in that action unless obtained by fraud or otherwise than in accordance with the principles of natural justice or unless contrary to public policy or unless the proceedings in the United States court were not duly served on the defendant in the original action. There is doubt as to the enforceability in Australia, Canada, ________ and ________, the countries in which other Directors and officers are resident, of these civil liability provisions, whether or not the liabilities are based upon judgments of courts in the United States or are pursuant to original actions.

         The By-Laws of the Fund provide that the Fund will indemnify Directors and officers of the Fund against liabilities and expenses, including the advancement of expenses, actually and reasonably incurred in connection with claims or litigation in which they may be involved because of their offices with the Fund. Neither the Article of Incorporation nor the By-Laws of the Fund protects or indemnifies a Director or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Investment Manager, the Investment Adviser and the Dealer Managers are included in the table titled "Interested Directors." Directors who are not interested persons as described above are referred to as Independent Directors.

       Interested Directors

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Number
                                           Term of                                  of Funds
                                           Office                                    in Fund
                                            and                                     Complex
                              Position(s)  Length                                   Overseen
       Name, Address          Held With    of Time      Principal Occupation(s)        by            Other Directorships Held by
          and Age              the Fund    Served       During Past Five Years      Director                  Director
------------------------------------------------------------------------------------------------------------------------------------
Laurence S. Freedman*         Class I      Term      Mr. Freedman has over 35            3      Chairman, (from 1995 to 2001),
25 Lime Street                Director    expires    years of experience in funds               President (from 1985 to 2000)
Suite 405                                  2005;     management with a focus on                 and Director (since 1985),
Sydney, NSW 2000                          Director   global investment analysis.                Aberdeen Australia Equity Fund,
Australia                                 since      Prior to founding EquitiLink               Inc.; Chairman (from 1995 to
                                           1992      in 1981, he was Director of                2000), Vice President (from 1986
Age:  59                                             Investment at BT Australia                 to 2001) and Director (from 1986
                                                     Limited.  Mr. Freedman's                   to 2000), Aberdeen Asia-Pacific
                                                     areas of fund management                   Income Fund, Inc.; Joint
                                                     specialization include                     Managing Director, Aberdeen
                                                     investment in resource and                 Asia-Pacific Income Investment
                                                     development companies,                     Company Limited (from 1986 to
                                                     international economies and                2001); Joint Managing Director,
                                                     the geo-political impact on                EquitiLink Limited (holding
                                                     investment markets.  He was                company) (from 1986 to 2000);
                                                     Chairman of the Fund from                  Director, EquitiLink Holdings
                                                     2000 to 2001 and President of              Pty. Limited (holding company)
                                                     the Fund to 2001.  He was                  (since 1998); Director, Aberdeen
                                                     founder of the Fund's                      Leaders Limited (investment
                                                     Investment Adviser, and until              company) (since 1987);  Director
                                                     December 2000, he was Joint                (from 1994 to 2002), EquitiLink
                                                     Managing Director of the                   eLink Limited (investment
                                                     Fund's Investment Adviser and              company) (from 1998 to 2002);
                                                     a Director of the Fund's                   Director, Ten Network Holdings
                                                     Investment Manager.                        Limited (television network)
                                                                                                (since 1998); Director, EIML
                                                                                                Australia Pty. Limited
                                                                                                (investment company) (since
                                                                                                2000); Chairman, Link
                                                                                                Enterprises (International) Pty.
                                                                                                Ltd.; Director, Telecasters
                                                                                                North Queensland Ltd. (from 1992
                                                                                                to 1998); Director, Link Traders
                                                                                                Pty. Ltd.; Director, Link
                                                                                                Traders (Aust) Pty. Ltd.;
                                                                                                Director, Letota Pty. Ltd.;
                                                                                                Director, EquitiLink
                                                                                                International Management Limited
                                                                                                (from 1995 to 2000).
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Gilbert*            Chairman    Term as    Mr. Gilbert is the Chief            2      Chairman of the Board and
One Albyn Place               of Board,   Director   Executive and an Executive                 Director, Aberdeen Asia-Pacific
Aberdeen, AB10 1YG            Class III   expires    Director of Aberdeen Asset                 Income Fund, Inc. (since 2001);
United Kingdom                Director     2004;     Management PLC, which was                  Director, Aberdeen Asia-Pacific
                                          Director   established in 1983 and is the             Income Investment Company
Age:  47                                   since     parent company of the Fund's               Limited (since 2000); Director,
                                           2001      Investment Manager and                     Aberdeen Asia-Pacific Income
                                                     Investment Adviser.  He is one             Investment Company Limited
                                                     of the founding directors of               (since 2000); Director, Aberdeen
                                                     Aberdeen Asset Management PLC              Asset Management Holdings
                                                     and has been involved in the               Limited (since 2000); Director,
                                                     investment management industry             Aberdeen Asian Smaller Companies
                                                     since 1982, after he qualified             Investment Trust PLC (since
                                                     as a chartered accountant.  He             1995); Director, Aberdeen Asset
                                                     has
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                Number
                                  Term of                                      of Funds
                                   Office                                      in Fund
                                    and                                        Complex
                    Position(s)    Length                                      Overseen
    Name, Address    Held With     of Time     Principal Occupation(s)           by             Other Directorships Held by
       and Age        the Fund     Served      During Past Five Years          Director                  Director
-------------------------------------------------------------------------------------------------------------------------------
                                             been Chairman of the Board                      Management Asia Limited (since
                                             of the Fund and of Aberdeen                     1991); Director, Aberdeen Asset
                                             Asia-Pacific Income Fund, Inc.                  Management Ireland Limited
                                             since 2001.  He has been a                      (since 1998); Director, Aberdeen
                                             Director of Aberdeen Asset                      Asset Managers Jersey Limited
                                             Management Limited (the Fund's                  (since 1999); Director, Aberdeen
                                             Investment Adviser) and                         Asset Managers Limited (since
                                             Aberdeen Asset Managers (C.I.)                  1987); Director, Aberdeen
                                             Limited (the Fund's Investment                  Convertible Income Trust PLC
                                             Manager) since 2001.                            (since 1995); Director, Aberdeen
                                                                                             Development Capital PLC (since
                                                                                             1986); Director, Aberdeen
                                                                                             Emerging Asia Investment Trust
                                                                                             Limited (since 1990);
                                                                                             Director, Aberdeen Emerging
                                                                                             Economies Investment Trust PLC
                                                                                             (since 1993); Director,
                                                                                             Aberdeen Football Club PLC
                                                                                             (since 1997); Director,
                                                                                             Aberdeen Fund Managers, Inc.
                                                                                             (since 1995); Director,
                                                                                             Aberdeen Global (since 1998);
                                                                                             Director, Aberdeen Graham
                                                                                             Asset Management Limited
                                                                                             (since 1999); Director,
                                                                                             Aberdeen Growth VCT I PLC
                                                                                             (since 2001); Director,
                                                                                             Aberdeen International Fund
                                                                                             Managers Limited (since 1998);
                                                                                             Director, Aberdeen
                                                                                             International Fund PLC (since
                                                                                             1997); Director, Aberdeen
                                                                                             Private Investors Limited
                                                                                             (since 2001); Director,
                                                                                             Aberdeen Property Investors
                                                                                             International Limited (since
                                                                                             2001); Director, Aberdeen
                                                                                             Umbrella Cash Fund PLC (since
                                                                                             1998); Director, Aberdeen Unit
                                                                                             Trust Managers Limited (since
                                                                                             1987); Director, Aberdeen Fund
                                                                                             Managers Ireland Limited
                                                                                             (since 2000); Director, APFM
                                                                                             Wind-Up Limited (since 1994);
                                                                                             Director, Argosy Asset
                                                                                             Management Luxembourg SA
                                                                                             (since 1991); Director, Asset
                                                                                             Value Investors Limited (since
                                                                                             2001); Director, Balgranach
                                                                                             Properties Limited (since
                                                                                             1998); Director, Bogey One
                                                                                             Limited (since 1998);
                                                                                             Director, Broadgate Investment
                                                                                             Trust PLC (since 1995);
                                                                                             Director, Chaucer Holdings PLC
                                                                                             (since 1993); Director,
                                                                                             FirstGroup PLC (since 1995);
                                                                                             Director, Grampian Country
                                                                                             Food Group Limited (since
                                                                                             1996); Director, Healthcare
                                                                                             Reform Investment Trust PLC
                                                                                             (since 1996); Director, Inner
                                                                                             Workings Group
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                               Number
                                     Term of                                  of Funds
                                     Office                                   in Fund
                                      and                                     Complex
                       Position(s)   Length                                   Overseen
    Name, Address       Held With    of Time      Principal Occupation(s)        by          Other Directorships Held by
       and Age          the Fund     Served       During Past Five Years      Director                 Director
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          PLC (since 1999); Director, Jersey
                                                                                          Phoenix Trust Limited (since 1999);
                                                                                          Director, Lombard International
                                                                                          Assurance SA (since 1991); Director,
                                                                                          Murray Johnstone Holdings Limited (since
                                                                                          2001); Director, Murray Johnstone
                                                                                          International Limited (since 2001);
                                                                                          Director, Murray Johnstone Limited
                                                                                          (since 2001); Director, Murray Johnstone
                                                                                          Unit Trust Management Limited (since
                                                                                          2001); Director, New Asia (Isle of Man)
                                                                                          Limited (since 1996); Director, Phoenix
                                                                                          Aberdeen International Advisors LLC
                                                                                          (since 1996); Director, Primary Health
                                                                                          Properties PLC (since 1996); Director,
                                                                                          Property Management Employment Services
                                                                                          Limited (since 2000); Director, Property
                                                                                          Partners (Two Rivers) Limited (since
                                                                                          2001); Director, Property Partners
                                                                                          (Whitgift) Limited (since 2000);
                                                                                          Director, Regent Property Partners
                                                                                          (Residential) Limited (since 2000);
                                                                                          Director, Regent Property Partners
                                                                                          (Retail Parks) Limited (since 2000);
                                                                                          Director, Regent Retail Parks (St.
                                                                                          John's Wolverhampton) Limited (since
                                                                                          2001); Director, Scottish Medicine PLC
                                                                                          (since 1998); Director, Templar Hotels
                                                                                          LTD (since 1990); Director, Tenon
                                                                                          Nominees Limited (since 1987); Director,
                                                                                          The London Market Fund PLC (since 1999);
                                                                                          Director, The Tavemers Trust PLC (since
                                                                                          2000); Director, Themis Investment
                                                                                          Management Limited (since 2000);
                                                                                          Director, Aberdeen Emerging Economies
                                                                                          Investment Trust PLC (since 1993);
                                                                                          Director, Aberdeen Growth VCT I (since
                                                                                          2001); Director, Aberdeen Property
                                                                                          Investors UK Limited (since 2001);
                                                                                          Director, Aberdeen International India
                                                                                          Opportunities Fund (Mauritius) Limited;
                                                                                          Director, Aberdeen Latin American
                                                                                          Investment Trust PLC (from 1994 to
                                                                                          1998); Director, Aberdeen New Thai
                                                                                          Investment Trust PLC (from 1989 to
                                                                                          2000); Director, Aberdeen Investment
                                                                                          Services SA (from 1998 to 2000);
                                                                                          Director, Aberdeen High
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                               Number
                                     Term of                                  of Funds
                                     Office                                   in Fund
                                      and                                     Complex
                       Position(s)   Length                                   Overseen
    Name, Address       Held With    of Time      Principal Occupation(s)        by          Other Directorships Held by
       and Age          the Fund     Served       During Past Five Years      Director                 Director
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Income Trust PLC (from 1994 to 1999);
                                                                                          Director, Aberdeen Preferred Income
                                                                                          Trust PLC (from 1997 to 1998);
                                                                                          Director, Aberdeen Growth VCT II PLC
                                                                                          (from 2001 to 2002); Director, AM
                                                                                          Wind-Up Limited (1997 to 1998);
                                                                                          Director, Aberdeen Property Investors
                                                                                          Limited (from 2000 to 2002); Director,
                                                                                          Arthur House (No 10) Limited (from 1997
                                                                                          to 1998); Director, PFM Developments
                                                                                          Limited (during 1998); Director,
                                                                                          Prolific Objective Asset Management
                                                                                          Limited (during 1999); Director,
                                                                                          Prolific Objective Limited (from 1997
                                                                                          to 1999); Director, Prolific Technology
                                                                                          Limited (from 1997 to 1998); Director,
                                                                                          Prolific Unit Trust Nominees Limited
                                                                                          (from 1997 to 1998); Director, The
                                                                                          Taverners Trust PLC (from 1996 to
                                                                                          2000); Director, UTM Wind-Up II Limited
                                                                                          (from 1997 to 2000); Director, UTM
                                                                                          Wind-Up Limited (from 1997 to 2000);
                                                                                          Director, Aberdeen Atlas Fund (from
                                                                                          1991 to 1999); Director, Aberdeen
                                                                                          Capital Management International
                                                                                          Limited (from 1998 to 1999); Director,
                                                                                          Abtrust Pointon Pension Fund Managers
                                                                                          Limited (from 1995 to 2000); Director,
                                                                                          Abtrust Securities Limited (from 1991
                                                                                          to 1999); Director, Archer Dedicated
                                                                                          PLC (from 1995 to 1998); Director,
                                                                                          Arthur House (No 9) Limited (from 1990
                                                                                          to 1998); Director, Arthur House
                                                                                          Management Limited (from 1995 to 1999);
                                                                                          Director, CGA Nominees Limited (from
                                                                                          1991 to 1998); Director, Criterion
                                                                                          Properties PLC (from 1993 to 2000);
                                                                                          Director, Easyfollow Limited (from 1990
                                                                                          to 2000); Director, Grampian Enterprise
                                                                                          Limited (from 1997 to 2001); Director,
                                                                                          Old Mutual Services Company (IOM)
                                                                                          Limited (during 2002); Director,
                                                                                          Pointon York Nominees Limited (from
                                                                                          1994 to 2001); Director, Prosperity
                                                                                          Investment Management Limited (during
                                                                                          1998); Director, The Turkey Trust PLC
                                                                                          (from 1996 to 1998); Director,
                                                                                          Prosperity Unit Trust

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Number
                                            Term of                                   of Funds
                                            Office                                    in Fund
                                             and                                      Complex
                              Position(s)   Length                                    Overseen
       Name, Address           Held With    of Time      Principal Occupation(s)         by        Other Directorships Held by
          and Age              the Fund     Served       During Past Five Years       Director               Director
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Management Limited (from 1994
                                                                                                   to 1998).
----------------------------------------------------------------------------------------------------------------------------------

     -------------------------
     * Mr. Freedman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund's Investment Manager and Investment Adviser. Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund's Investment Manager and Investment Adviser.

Independent Directors

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Number
                                            Term of                                   of Funds
                                            Office                                    in Fund
                                             and                                      Complex
                              Position(s)   Length                                    Overseen
       Name, Address           Held With    of Time      Principal Occupation(s)         by        Other Directorships Held by
          and Age              the Fund     Served       During Past Five Years       Director               Director
----------------------------------------------------------------------------------------------------------------------------------
                                             Term
David L. Elsum, A.M.+          Class I      expires    Mr. Elsum has over 20 years of     3       Director, Aberdeen Australia
9 May Grove                    Director      2005;     experience in investment and               Equity Fund, Inc. (since 1985),
South Yarra, Victoria 3141                 Director    insurance markets.  He was a               Aberdeen Asia-Pacific Income
Australia                                    since     member of the Corporations and             Fund, Inc. (since 1986), and
                                             1992      Securities Panel of the                    Aberdeen Asia-Pacific Income
Age:  64                                               Australian Securities                      Investment Company Limited
                                                       Commission until 2000, was a               (since 1986); Chairman, Audit
                                                       member of the Australian                   Victoria (government statutory
                                                       Federal Government                         authority) (from 1997 to 2000);
                                                       Administrative Appeals                     Chairman, Melbourne Wholesale
                                                       Tribunal until 2001, and has               Fish Market Pty. Ltd.; Chairman,
                                                       been a member of the State of              Queen Victoria Market Pty. Ltd.
                                                       Victoria Regulator-General                 (municipal market); Director,
                                                       Appeal Panel since 2001.  Mr.              Financial Planning Association
                                                       Elsum is Chairman of Stodart               Limited (industry association);
                                                       Investment Pty. Ltd.                       Director, Aberdeen Leaders
                                                       Previously, he was founding                Limited (investment company).
                                                       Managing Director of Capel
                                                       Court Investment Bank.
                                                       Subsequently, Mr. Elsum was
                                                       Chief Executive of several
                                                       major public companies
                                                       including The MLC Limited
                                                       (insurance) and President of
                                                       the State of Victoria
                                                       Superannuation Fund (pension
                                                       fund management).
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Number
                                          Term of                                   of Funds
                                           Office                                    in Fund
                                            and                                      Complex
                              Position(s)  Length                                    Overseen
       Name, Address          Held With    of Time      Principal Occupation(s)         by          Other Directorships Held by
          and Age              the Fund    Served       During Past Five Years       Director                Director
----------------------------------------------------------------------------------------------------------------------------------
Neville J. Miles.             Class III    Term      Mr. Miles has over 20 years of      3      Director, Aberdeen Australia
2 Paddington Street            Director   expires    international investment                   Equity Fund, Inc. (since 1996),
Paddington, NSW 2021                       2004;     banking experience. He was                 Aberdeen Asia-Pacific Income
Australia                                 Director   formerly head of Corporate                 Fund, Inc. (since 1996), and
                                           since     Treasury at Westpac Banking                Aberdeen Asia-Pacific Income
Age:  56                                    1999     Corporation and Managing                   Investment Company Limited
                                                     Director of Ord Minnett                    (since 2000); Director, Aberdeen
                                                     Securities Limited                         Leaders Limited (investment
                                                     (stockbrokers).  Mr. Miles has             company); Executive Director,
                                                     extensive experience in the                EL&C Ballieu Limited
                                                     areas of corporate                         (stockbrokers) (from 1994 to
                                                     acquisitions and equity                    1997); Director, Ballyshaw Pty.
                                                     offerings.  He is currently an             Ltd. (investing/consulting);
                                                     investor and real estate                   Director, Dawnglade Pty. Ltd.
                                                     developer.                                 (real estate investment);
                                                                                                Director, Villepen Pty. Ltd.
                                                                                                (real estate development) (since
                                                                                                1999); Director, Sonic
                                                                                                Communications Pty. Ltd. (since
                                                                                                2000); Director, ComSecure Limited
                                                                                                (since 2002).
----------------------------------------------------------------------------------------------------------------------------------

William J. Potter+++.          Class II    Term      Mr. Potter has extensive            3      Director, Aberdeen Australia
236 West 27th Street           Director   expires    experience in investment                   Equity Fund, Inc. (since 1985),
3/rd/ Floor                                2003;     banking and fund management.               Aberdeen Asia-Pacific Income
New York, NY 10001                        Director   Mr. Potter has held senior                 Fund, Inc. (since 1986), and
                                           since     positions with Toronto                     Aberdeen Asia-Pacific Income
Age:  54                                    1992     Dominion Bank, Barclays Bank               Investment Company Limited
                                                     PLC, and Prudential                        (since 1986); President,
                                                     Securities, Inc., as well as               Ridgewood Group International
                                                     board of director positions                Ltd. (international consulting
                                                     with investment funds                      and merchant banking company)
                                                     involving over $20 billion in              (since 1989); President,
                                                     assets since 1983.  Mr.                    Ridgewood Capital Funding, Inc.
                                                     Potter has been involved in                (private placement securities
                                                     the Australian capital                     firm) (since 1989); Director,
                                                     markets since 1974, including              International Panorama, Inc.
                                                     management and board of                    (mining) (since 1994);
                                                     director positions with a                  Director, National Foreign Trade
                                                     noted Australian brokerage                 Counsel (trade association)
                                                     house.  Mr. Potter is                      (since 1984); Director,
                                                     President of a U.S.                        Alexandria Bancorp (banking
                                                     investment bank and has                    group in Cayman Islands) (since
                                                     securities licenses in both                1991); Director, Vanstone
                                                     the U.S. and Canada.  Mr.                  Investments (software) (since
                                                     Potter also has extensive                  1990); Director, E.C. Power,
                                                     securities underwriting                    Inc. (energy company) (since
                                                     experience in various capital              1996); Director, Serapec S.A.
                                                     markets with an emphasis on                (energy company) (since 1996).
                                                     natural resources.
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Number
                                            Term of                                    of Funds
                                            Office                                     in Fund
                                             and                                       Complex
                              Position(s)   Length                                     Overseen
       Name, Address           Held With   of Time     Principal Occupation(s)            by        Other Directorships Held by
         and Age               the Fund     Served      During Past Five Years         Director             Director
------------------------------------------------------------------------------------------------------------------------------------
Peter D. Sacks++               Class II     Term      Mr. Sacks is currently              3      Director, Aberdeen Australia
445 King Street West,          Director    expires    Managing Partner of Toron                  Equity Fund, Inc. (since 1999),
4/th/ Floor                                 2003;     Capital Markets, Inc., a                   Aberdeen Asia-Pacific Income
Toronto, Ontario M5V 1K4                  Director    company he established in                  Fund, Inc. (since 1993), and
Canada                                      since     1998 to design and manage                  Aberdeen Asia-Pacific Income
                                            1992      customized equity, fixed                   Investment Company Limited
Age: 57                                               income and currency                        (since 1998); Director, First
                                                      portfolios for individual and              Horizon Holdings (since 1998);
                                                      corporate.  Mr. Sacks also                 Director, First Horizon Capital
                                                      serves on the Boards of                    Corp. (since 1998); Director,
                                                      Directors of Toron Capital                 Cirrus Financial Concepts Inc
                                                      Markets, Inc., Toron Capital               (since 1998).
                                                      Management, Ltd. and Toron
                                                      Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------

Dr. Anton E. Schrafl          Preferred    Term       Dr. Schrafl was Deputy              2      Director, Aberdeen Asia-Pacific
Wiesenstrasse 7                 Stock     expires     Chairman of Holcim Limited,                Income Fund, Inc. (since 1993)
CH-8001 Zurich                Director     2003;      a global manufacturer and                  and Aberdeen Asia-Pacific Income
Switzerland                               Director    distributor of cement and                  Investment Company Limited
                                           since      allied products until May                  (since 1998).
Age: 70                                    1993       2002. He also serves on the
                                                      Board of Directors of
                                                      Organogenesis, Inc., a
                                                      medical products company
                                                      involved in
                                                      biotechnological tissue
                                                      engineering, and Apogee
                                                      Technology Inc., a
                                                      manufacturer of digital
                                                      amplifiers.
------------------------------------------------------------------------------------------------------------------------------------

E. Duff Scott++               Class I      Term       Mr. Scott is currently              1      Director, Aberdeen Asia-Pacific
8 Sunnydene Crescent          Director    expires     President of Multibanc                     Income Investment Company
Toronto, Ontario M4N 3J6                   2005;      Financial Corporation and                  Limited (since 1989); President,
Canada                                    Director    Multibanc NT Financial                     Multibanc Financial Corporation
                                           since      Corporation, investment                    and Multibanc NT Financial
Age: 65                                    1992       holding companies.  He also                Corporation (investment holding
                                                      serves as Chairman of QLT                  companies) (since 1990);
                                                      Inc., a biopharmaceutical                  Chairman, QLT Inc.
                                                      company.  Previously, Mr.                  (biopharmaceuticals) (since
                                                      Scott was Chairman of Peoples              1991); Director, Perle Systems,
                                                      Jewelers Corporation (retail               Inc. (computers) (since 1997);
                                                      jeweler) and Chairman of the               Director, Lions Gate Entertainment
                                                      Toronto Stock Exchange.                    (media) (since 2001); Director,
                                                                                                 Becker Milk Company (real estate);
                                                                                                 Director, Telco Split Co. (split
                                                                                                 share company); Director, Simmons
                                                                                                 Income Trust.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number
                                        Term of                                    of Funds
                                         Office                                    in Fund
                                          and                                      Complex
                           Position(s)   Length                                    Overseen
      Name, Address         Held With    of Time      Principal Occupation(s)         by        Other Directorships Held by
        and Age             the Fund     Served       During Past Five Years        Director              Director
--------------------------------------------------------------------------------------------------------------------------------
John T. Sheehy+.            Preferred     Term      Mr. Sheehy has over 30 years'       3      Director, Aberdeen Australia
560 Sylvan Avenue             Stock      expires    experience in investment                   Equity Fund, Inc. (since 1985),
Englewood Cliffs, NJ         Director      2003;    banking with companies such                Aberdeen Asia-Pacific Income
07632                                    Director   as J.P. Morgan & Company and               Fund, Inc. (since 1986), and
                                          since     Bear, Stearns & Co. Inc.  His              Aberdeen Asia-Pacific Income
Age: 59                                   1992      specialty areas include                    Investment Company Limited
                                                    securities valuation, public               (since 1986); Member, The Value
                                                    offerings and private                      Group LLC (private equity)
                                                    placements of debt, and                    (since 1997); Director, Video
                                                    equity securities, mergers                 City, Inc. (video retail
                                                    and acquisitions and                       merchandising) (since 1997);
                                                    management buyout                          Managing Director, Black & Co.
                                                    transactions.  He has been                 (investment banking) (from 1996
                                                    Senior Managing Director of                to 1997); Director, Cross Point
                                                    B.V. Murray and Company                    Foods, Corp. (from 2000 to 2001).
                                                    (investment banking) since
                                                    2001.
--------------------------------------------------------------------------------------------------------------------------------

Warren C. Smith             Class III     Term      Mr. Smith is a Managing             1      Director, Aberdeen Asia-Pacific
1002 Sherbrooke St. West    Director     expires    Editor with The Bank Credit                Income Investment Company
Suite 1600                                2004;     Analyst Research Group,                    Limited (since 1993); Managing
Montreal, Quebec H3A 3L6                 Director   independent publishers of                  Editor, BCA Publications Ltd.
Canada                                    since     financial market research.                 (financial publications,
                                          1992      Since 1982, he has helped                  including The Bank Credit
Age: 47                                             direct the firm's investment               Analyst) (since 1982);
                                                    strategy, and has been editor
                                                    of several U.S. and
                                                    international publications.
                                                    Mr. Smith has also developed
                                                    and edited new institutional
                                                    research products since 1989.
                                                    Mr. Smith lectures to
                                                    investment groups around the
                                                    globe.
--------------------------------------------------------------------------------------------------------------------------------

        -------------------------

        + Messrs. Elsum, Potter, Sacks and Sheehy are members of the Contract Review Committee.

        ++ Messrs. Potter, Sacks and Scott are members of the Audit and Valuation Committee.

        . Messrs. Miles, Potter and Sheehy are members of the Nominating Committee.

        Officers Who Are Not Directors

--------------------------------------------------------------------------------------------------------------------------------
                             Position(s)    Term of Office*
                              Held With      and Length of
 Name, Address and Age        the Fund        Time Served            Principal Occupation(s) During Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
Hugh Young                    President        Since 2001     Managing Director (since 1991) of Aberdeen Asset Management PLC
21 Church Street                                              (parent company of the Fund's Investment Manager and Investment
#01-01 Capital Square Two                                     Adviser), Managing Director (since 1992) of Aberdeen Asset
Singapore 0490480                                             Management Asia Limited (affiliate of the Fund's Investment
                                                              Manager and Investment Adviser), Managing Director (since 2000)
Age: 44                                                       of Aberdeen International Fund Managers Limited (affiliate of the Fund's Investment Manager and Investment Adviser), Director
                                                              (since 2001) of the Investment Manager and the Investment
                                                              Adviser.

                                                              Mr. Young holds the following positions: Director, Aberdeen
                                                              Australia
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                              Position(s)     Term of Office*
                               Held With       and Length of
Name, Address and Age          the Fund         Time Served             Principal Occupation(s) During Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
                                                                Equity Fund, Inc. (since 2001); Director, Aberdeen Asset
                                                                Management Holdings Limited (since 2000); Director, Aberdeen
                                                                Asia Total Return (since 1998); Director, Aberdeen Asian
                                                                Smaller Companies Investment Trust PLC (since 1995);
                                                                Director, Aberdeen Emerging Asia Investment Trust Limited
                                                                (since 1990); Director, Aberdeen Asset Management Asia
                                                                Limited (since 1991); Director, Aberdeen India Fund Limited
                                                                (since 1996); Director, Aberdeen Islamic Fund Managers
                                                                Limited (since 2000); Director, Aberdeen New Dawn Investment
                                                                Trust PLC (since 1989); Director, Aberdeen New Thai
                                                                Investment Trust PLC (since 1989); Director, Aberdeen
                                                                International Fund Managers Limited (since 1998); Director,
                                                                Aberdeen International Management Ireland Limited (since
                                                                2000); Director, Apollo Europe Fund Limited (since 1996);
                                                                Director, Apollo Investment Management Limited (since 1994);
                                                                Director, Apollo Hedge Fund Limited (since 1996); Director,
                                                                Apollo Japan Fund Limited (since 1995); Director, Apollo
                                                                Tiger Fund Limited (since 1994); Director, Apollo Californian
                                                                Fund Limited (since 1997); Director, JF Philippine Fund
                                                                Limited (since 1991); Director, Phoenix-Aberdeen
                                                                International Advisors LLC (since 1996); Director, Apollo
                                                                Protector Fund Limited (since 1994); Director, Aberdeen
                                                                Global (since 1998); Director, Aberdeen PCC Limited (since
                                                                2000); Director, Aberdeen Guernsey Limited (since 1999);
                                                                Director, The London Market Fund PLC (since 1999); Director,
                                                                Aberdeen Goh Equity Private PTE Limited (since 2001);
                                                                Director, Murray Johnstone Asia Limited (since 2000); Senior
                                                                Vice President, Phoenix-Aberdeen Series Fund (since 1996);
                                                                Director, Aberdeen Goh Private Equity Fund 1 Pte Limited
                                                                (since 2001); Director, MIMB Aberdeen Asset Management Sdn
                                                                Bhd (since 1998); Director, Aberdeen Asset Management Company
                                                                Limited (since 2002).
---------------------------------------------------------------------------------------------------------------------------------

Christian Pittard             Treasurer         Since 2001      Managing Director (since 2001) of the Fund's Investment Manager;
P.O. Box 641                  and                               Managing Director (since 1998) of Aberdeen Graham Asset
One Seaton Place              Assistant                         Management Ltd. (affiliate of the Fund's Investment Manager and
St. Helier, Jersey JE4 8YJ    Secretary                         Investment Adviser); Managing Director (since 1998) of Aberdeen
Channel Islands                                                 Private Wealth; Chartered Accountant (1994-1998), KPMG and
                                                                Quorum Trust Group (1998).

Age: 29

                                                                Mr. Pittard holds the following positions: Director, Aberdeen
                                                                Asset Managers Jersey Limited (since 1999); Director,
                                                                Aberdeen Guernsey Limited (since 2001); Director, Aberdeen
                                                                PCC Limited (since 2001); Director, Beta Gran Caribe Limited
                                                                (since 2001); Director, Pelas Limited (since 2000); Director,
                                                                Insurance Development Holdings A.G. (since 2000).
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                               Position(s)    Term of Office*
                                Held With      and Length of
   Name, Address and Age        the Fund        Time Served           Principal Occupation(s) During Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Simon Bignell                 Assistant         Since 2001      Director (since 2001) of the Fund's Investment Manager; Director
P.O. Box 641                  Treasurer                         (1995-2001) of Kleinwort Benson (Jersey) Fund Managers Limited
One Seaton Place                                                (fund administration).
St. Helier, Jersey JE4 8YJ
Channel Islands

Age: 41

------------------------------------------------------------------------------------------------------------------------------------

James Blair                   Assistant         Since 2002      Director, Head of Regional Fixed Income, Aberdeen Asset
21 Church Street #01-01       Vice                              Management Asia and Aberdeen Asset Management Limited; Director,
Capital Square Two            President                         Aberdeen Asset Management Asia (since 2001); Director, Aberdeen
Singapore 049480                                                Asset Management Limited (since 2001); Director, Head of Fixed
                                                                Income, EquitiLink Investment Management (from 1997 to 2001).

Age: 36

------------------------------------------------------------------------------------------------------------------------------------

Michael Karagianis            Assistant         Since 2001      Vice President (since 2002) and Assistant Vice President (from
One Bow Churchyard            Vice                              2001 to 2002) of the Fund; Director of Economics and Investment
London EC4M 9HH               President                         Strategy (since 1999) of the Fund's Investment Adviser; Director
United Kingdom                                                  of Portfolio Investment (1995-1999) of County Investment Management;
                                                                Director, Ashmede Pty. Ltd. (since 1997).

Age: 37

------------------------------------------------------------------------------------------------------------------------------------

Beverley Hendry               Assistant         Since 2001      Executive Director (since 1991) of Aberdeen Asset Management PLC
300 Las Olas Place            Treasurer                         (parent company of the Fund's Investment Manager and Investment
300 S.E. 2nd Street                                             Adviser), Director (since 2001) of the Fund's Investment
Suite 820                                                       Manager, Chief Executive Officer (since 1995) of Aberdeen Fund
Ft. Lauderdale, FL  33301                                       Managers, Inc. (affiliate of the Fund's Investment Manager and
                                                                Investment Adviser), Director (since 2001) of Aberdeen Asia-Pacific
                                                                Income Fund, Inc.

Age: 48

------------------------------------------------------------------------------------------------------------------------------------

Timothy Sullivan              Assistant         Since 2001      Vice-President, Aberdeen Fund Managers, Inc. (doing business
45 Broadway, 31/st/ Floor     Treasurer                         under the name Aberdeen Asset Management Investor Relations)
New York, NY  10006                                             (investor relations service provider and affiliate of the Fund's
                                                                Investment Manager and Investment Adviser); Managing Director
                                                                (1995-2002) of EquitiLink USA, Inc. (former investor relations
Age: 41                                                         service provider and affiliate of the Fund's Investment Manager and Investment Adviser); Vice President (1997-1999) of the Bank
                                                                of New York.
------------------------------------------------------------------------------------------------------------------------------------

Roy M. Randall                Secretary         Since 1992      Partner of Stikeman, Elliott, Australian and Canadian counsel to
Level 40, Chifley Tower                                         the Fund.
Two Chifley Square
Sydney, NSW 2000
Australia

Age: 66

------------------------------------------------------------------------------------------------------------------------------------

Allan S. Mostoff              Assistant         Since 1992      Partner of Dechert, U.S. counsel to the Fund and the Investment
1775 Eye Street, N.W.         Secretary                         Manager and Investment Adviser.
Washington, DC  20006

Age: 70

-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                               Position(s)    Term of Office*
                                Held With      and Length of
   Name, Address and Age        the Fund        Time Served           Principal Occupation(s) During Past Five Years
----------------------------------------------------------------------------------------------------------------------------------
Sander M. Bieber              Assistant         Since 1999      Partner of Dechert, U.S. counsel to the Fund and the Investment
1775 Eye Street, N.W.         Secretary                         Manager and Investment Adviser.
Washington, DC  20006

Age: 52
----------------------------------------------------------------------------------------------------------------------------------
Margaret A. Bancroft          Assistant         Since 1992      Partner of Dechert, U.S. counsel to the Fund and the Investment
30 Rockefeller Plaza          Secretary                         Manager and Investment Adviser.
New York, NY  10112

Age: 64
----------------------------------------------------------------------------------------------------------------------------------

      -------------------------
     * Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 19, 2002.

Ownership of Securities

         As of the date of this Prospectus, the Fund's Directors and executive officers, as a group, owned less than 1% of the Fund's outstanding shares of Common Stock, and no shares of the Fund's Preferred Stock. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

         For the period ended December 31, 2001, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund is as follows:

Interested Directors
--------------------

--------------------------------------------------------------------------------------------------------
                                                                 Aggregate Dollar Range of Equity
                                                              Securities in All Registered Investment
                              Dollar Range of Equity         Companies Overseen by Director in Family
Name of Director              Securities in the Fund                  of Investment Companies
--------------------------------------------------------------------------------------------------------
Laurence S. Freedman                     0                                 10,001-50,000
--------------------------------------------------------------------------------------------------------
Martin J. Gilbert                        0                                       0
--------------------------------------------------------------------------------------------------------
Hugh Young                               0                                       0
--------------------------------------------------------------------------------------------------------

Independent Directors
---------------------

--------------------------------------------------------------------------------------------------------
                                                                 Aggregate Dollar Range of Equity
                                                              Securities in All Registered Investment
                            Dollar Range of Equity           Companies Overseen by Director in Family
Name of Director            Securities in the Fund                    of Investment Companies
--------------------------------------------------------------------------------------------------------
David L. Elsum                     1-10,000                                10,001-50,000
--------------------------------------------------------------------------------------------------------
Neville J. Miles                   1-10,000                                10,001-50,000
--------------------------------------------------------------------------------------------------------
William J. Potter                      0                                     1-10,000
--------------------------------------------------------------------------------------------------------
Peter D. Sacks                     1-10,000                                  1-10,000
--------------------------------------------------------------------------------------------------------
Dr. Anton E. Schrafl                   0                                         0
--------------------------------------------------------------------------------------------------------
E. Duff Scott                    10,001-50,000                             10,001-50,000
--------------------------------------------------------------------------------------------------------
John T. Sheehy                         0                                   10,001-50,000
--------------------------------------------------------------------------------------------------------
Warren C. Smith                 50,001-100,000                            50,001-100,000
--------------------------------------------------------------------------------------------------------

         Messrs. Hugh Young and Christian Pittard serve as executive officers of the Fund. As of December 31, 2001, the executive officers of the Fund owned no shares of the Fund's Common Stock or Preferred Stock.

Board Committees and Meetings

         The Board of Directors has a standing Audit and Valuation Committee, composed entirely of Directors who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Fund's Investment Manager or Investment Adviser ("Independent Directors") and who are "independent" as defined in the NYSE listing standards. The Audit and Valuation Committee reviews both the audit and non-audit work of the Fund's independent public accountants, submits recommendations to the Board of Directors as to the selection of independent public accountants and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters.

         The Fund adopted an Audit Committee Charter on March 16, 2000, and on December 11, 2001 amended this charter to be an Audit and Valuation Committee Charter. The Audit and Valuation Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statement on Auditing Standards No. 61. Based on the foregoing, the Audit and Valuation Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2001. The members of the Fund's Audit and Valuation Committee are Messrs. William J. Potter, Peter D. Sacks and E. Duff Scott.

         The Board of Directors also has a standing Contract Review Committee, composed entirely of Independent Directors. The Contract Review Committee reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Fund's management agreement, advisory agreement, administration agreement, investor relations services agreement and other agreements. The members of the Fund's Contract Review Committee are Messrs. David L. Elsum, William J. Potter, Peter D. Sacks and John T. Sheehy.

         The Board of Directors also has a standing Nominating Committee, composed entirely of Independent Directors. The Nominating Committee considers candidates for service as Fund directors and remuneration to be paid to Fund directors. The Nominating Committee will not consider nominees recommended by security holders. The members of the Fund's Nominating Committee are Messrs. Neville J. Miles, William J. Potter and John T. Sheehy.

         During the Fund's fiscal year ended October 31, 2001, the Board of Directors held four regularly scheduled meetings and one special meeting, the Audit Committee held two meetings, the Contract Review Committee held one meeting, and the Nominating Committee held one meeting.

Compensation of Directors and Certain Officers

         The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 2001. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation directly from the Fund or any other fund in the fund complex for performing their duties as officers or directors, respectively. In the column headed "Total Compensation From Fund and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves or served at any time during the fiscal year ended October 31, 2001. In June 2001, the Board of Directors, upon the recommendation of the Fund's Nominating Committee, approved an increase in the fees payable to each Independent Director of the Fund from an $8,000 per year retainer fee, a fee of $1,000 per meeting for attendance at in-person Board meetings, and a fee of $1,000 per meeting for attendance at telephonic Board meetings, to an aggregate fee of $16,000 per year. Members of the Fund's Audit Committee, Contract Review Committee, and Nominating Committee receive a fee of $500 per committee meeting attended, and the Chairman of each of these Committees receives an additional fee of $500 per committee meeting attended.

                               Compensation Table
                       Fiscal Year Ended October 31, 2001

                                                          Pension or                                Total
                                                          Retirement          Estimated         Compensation
                                      Aggregate        Benefits Accrued         Annual         From  Fund and
                                     Compensation         As Part of        Benefits Upon       Fund Complex
Name of Director                      From Fund         Fund Expenses         Retirement      Paid to Directors
                                   ---------------     -----------------   ---------------   ------------------
David L. Elsum ...............       $     15,500            N/A                 N/A           $  53,625/(3)/
Lawrence S. Freedman++ .......       $          0            N/A                 N/A           $       0/(3)/
Martin J. Gilbert ............       $          0            N/A                 N/A           $       0/(2)/
Michael Gleeson-White* .......       $      2,110            N/A                 N/A           $   2,110/(1)/
Neville J. Miles .............       $     15,500            N/A                 N/A           $  54,125/(3)/
William J. Potter ............       $     17,500            N/A                 N/A           $  55,625/(3)/
Sir David Rowe-Ham* ..........       $     11,333            N/A                 N/A           $  24,208/(2)/
Peter D. Sacks ...............       $     16,500            N/A                 N/A           $  55,125/(3)/
Dr. Anton E. Schrafl .........       $     14,000            N/A                 N/A           $  32,375/(2)/
E. Duff Scott ................       $     16,000            N/A                 N/A           $  16,000/(1)/
John T. Sheehy ...............       $     16,000            N/A                 N/A           $  57,125/(3)/
Brian M. Sherman* ............       $          0            N/A                 N/A           $       0/(3)/
Warren C. Smith ..............       $     15,000            N/A                 N/A           $  15,000/(1)/
Hugh Young* ..................       $          0            N/A                 N/A           $       0/(2)/

----------------------
++ Mr. Freedman is paid consulting fees by the Fund's Investment Manager equal to the fees paid to the Fund's Independent Directors of funds of which Mr. Freedman is a director in the fund complex. For the fiscal year ended October 31, 2001, the amount of the consulting fees paid to Mr. Freedman was an aggregate of $23,560 with respect to the two funds of which Mr. Freedman is a director in the fund complex, of which $11,870 was paid with respect to the Fund.

* Messrs. Gleeson-White and Sherman resigned from the Board of Directors effective December 2000. Sir David Rowe-Ham resigned from the Board of Directors effective August 1, 2002. Mr. Hugh Young resigned from the Board of Directors effective September 12, 2002.

                                 CODE OF ETHICS

         The Fund, the Investment Manager and the Investment Adviser have adopted a joint code of ethics ("Code of Ethics") in accordance with Rule 17j-1 under the 1940 Act. Subject to certain conditions and restrictions, the Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

         The Fund's Dealer Managers have also each adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act. Subject to certain conditions and restrictions, each of these codes of ethics permits personnel who are subject to it to invest in securities, including securities that may be purchased or held by the Fund.

         Each of these codes of ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                   MANAGEMENT AGREEMENT AND ADVISORY AGREEMENT

         Aberdeen Asset Managers (C.I.) Limited ("Investment Manager") serves as investment manager to the Fund pursuant to a management agreement dated December 21, 2000 ("Management Agreement"). The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985. The registered office of the Investment Manager is located at 17 Bond Street, St. Helier, Jersey JE4 5XB, Channel Islands. Aberdeen Asset Management Limited ("Investment Adviser") serves as investment adviser to the Fund pursuant to an advisory agreement dated December 21, 2000 ("Advisory Agreement"). The Investment Adviser is a wholly-owned subsidiary of Aberdeen Asset Management Holdings Limited ("AAMHL"), an Australian corporation. The registered offices of the Investment Adviser and AAMHL are located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. Both the Investment Manager and AAMHL are wholly-owned subsidiaries of Aberdeen Asset Management PLC, a United Kingdom corporation. The registered offices of Aberdeen Asset Management PLC are located on One Albyn Place, Aberdeen, Scotland AB10 1YG.

         Pursuant to the existing and previous management agreements and advisory agreements with the Fund, the Investment Manager and Investment Adviser have served in these capacities since the Fund was organized in 1992. The current Management Agreement and Advisory Agreement (collectively, "Agreements") were approved by the Fund's Board of Directors, and separately by a majority of the Fund's Independent Directors, at an in-person meeting held on October 10, 2000, and subsequently by the Fund's stockholders at a special meeting of stockholders held on November 30, 2000. The approvals of the Agreements by the Fund's Directors and stockholders occurred in connection with the acquisition of the Investment Manager and the Investment Adviser ("Acquisition") by Aberdeen Asset Management PLC ("Aberdeen"). The Agreements were executed upon the effectiveness of the Acquisition. See "Management Agreement and Advisory Agreement - Relationship of Certain Directors and Service Providers to Investment Manager and Investment Adviser." The information considered by the Fund's Directors, as well as by a specially appointed Due Diligence Committee of Independent Directors, in connection with the Acquisition is discussed below under "Management Agreement and Advisory Agreement - Considerations in Approving Management Agreement and Advisory Agreement."

         Each of the Investment Manager and the Investment Adviser has all, or a substantial part of, its assets located outside the United States. As a result, it may be difficult for U.S. investors to enforce judgments of the courts of the United States against the Investment Manager and the Investment Adviser predicated on the civil liability provisions of the Federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Australia of judgments against the Investment Adviser predicated upon the civil liability provisions of the Federal securities laws of the United States. The Fund also has been advised that it is unlikely that the courts of Jersey would adjudge civil liability against the Investment Manager in an original action predicated solely on the Federal securities laws of the United States. However, although there is no arrangement in place between Jersey and the United States for the reciprocal enforcement of judgments, the Fund has been advised by Jersey counsel that a judgment rendered by a court in the United States against the Investment

Manager predicated upon a violation of the Federal securities laws of the U.S. would be enforceable by action or counterclaim or be recognized by the Jersey courts as a defense to an action, or as conclusive of an issue in an action, unless obtained by fraud or otherwise than in accordance with the principles of natural justice or unless contrary to public policy or unless the proceedings in the United States court were not duly served on the defendant in the original action. The Investment Manager and the Investment Adviser are advised by U.S. counsel with respect to the Federal securities laws of the United States.

Terms of the Management Agreement

         The Management Agreement provides that the Investment Manager will manage, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and make investment decisions on behalf of the Fund including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Management Agreement further provides that the Investment Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited as provided in the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by the Investment Manager of, its duties and obligations under the Management Agreement.

         The Management Agreement provides that the Investment Manager may, at its expense, employ, consult or associate with itself, such person or persons as it believes necessary to assist it in carrying out its obligations thereunder, provided, however, that if any such person would be an "investment adviser" (as that term is defined under the 1940 Act) to the Fund, (a) the Fund is a party to any contract with such a person and (b) the contract is approved by the Fund's Directors, Independent Directors and stockholders, as required by the 1940 Act.

         Management Fee. The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 0.65% of the Fund's average weekly net assets applicable to shares of Common Stock and Preferred Stock up to $200 million, 0.60% of such amounts between $200 million and $500 million, and 0.55% of such assets in excess of $500 million, computed based upon net asset value applicable to shares of Common Stock and Preferred Stock determined weekly and payable on the first business day of each calendar month, it being understood that the portion of the fee which is equal to the percentage of the Fund's net assets, measured at the end of each week, held in securities (or cash) denominated in the currencies of Australia and New Zealand, Canada, and the United Kingdom shall be paid to the Investment Manager in, respectively, the currencies of Australia, Canada, and the United Kingdom. Because of the Fund's objective, its expense ratio, of which this fee is a component, may be higher than that of closed-end investment companies of comparable size investing in U.S. securities.

         For the fiscal years ended October 31, 2001, 2000 and 1999, the Fund paid or accrued on behalf of the Investment Manager aggregate management fees of $807,872, $885,578, and $972,558, respectively. During the same periods, the Investment Manager informed the Fund that it paid aggregate advisory fees of $318,388, $339,225, and $362,448, respectively, to the Investment Adviser.

         Payment of Expenses. The Management Agreement obligates the Investment Manager to bear all expenses of its employees, except as provided in the following sentence, and overhead incurred in connection with its duties under the Management Agreement and to pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the 1940 Act) of the Investment Manager. The Fund will bear all of its own expenses, including: expenses of organizing the Fund; fees of the Fund's Independent Directors; out-of-pocket expenses for all Directors and officers of the Fund, including expenses incurred by the Manager's employees, who serve as Directors and officers of the Fund, which may be reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses, and other expenses incurred by the Fund in connection with meetings of Directors and stockholders; interest expense; taxes and governmental fees including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund's shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; and the expenses of stockholders' meetings and of the preparation and distribution of proxies and reports to stockholders.

         Duration and Termination. The Management Agreement took effect on December 21, 2000 and will continue in effect until December 21, 2002. The Management Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each continuance is specifically approved annually by (1) the vote of the majority of the Fund's Independent Directors cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's Board of Directors. The Management Agreement may be terminated at any time by the Fund without the payment of any penalty, upon vote of a majority of the Fund's Directors or a majority of the outstanding voting securities of the Fund on 60 days written notice to the Investment Manager. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, the Investment Manager may terminate the Management Agreement on 90 days written notice to the Fund.

Terms of the Advisory Agreement

         The Advisory Agreement provides that the Investment Adviser will (i) make recommendations to the Investment Manager as to the overall structure of the Fund's portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund's overall investment objectives, and
(ii) make recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and will provide or obtain such research and statistical data as may be necessary in connection therewith. The Advisory Agreement further provides that the Investment Adviser will give the Investment Manager and the Fund the benefit of the Investment Adviser's best judgment and efforts in rendering services under the Advisory Agreement.

         The Advisory Agreement provides that neither the Investment Manager nor the Investment Adviser will be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited as provided in the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or the Investment Adviser, as appropriate, in the performance of, or from reckless disregard by such party of such party's obligations and duties under, the Advisory Agreement.

         Advisory Fee. For its recommendations to the Investment Manager as to the overall structure of the Fund's portfolio, including asset allocation advice and general advice on investment strategy relating to the Fund's overall investment objectives, the Investment Manager pays the Investment Adviser a fee at the annual rate of 0.15% of the Fund's average weekly net assets, computed based upon net asset value applicable to shares of Common Stock and Preferred Stock determined weekly and payable on the first business day of each calendar month. For its recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and any research and statistical data as may be necessary in connection therewith, the Investment Manager pays the Investment Adviser a fee at the annual rate of up to 0.10% of the Fund's average weekly net assets computed based upon net asset value applicable to shares of Common Stock and Preferred Stock determined weekly and payable on the first business day of each calendar month (offset by the amount, if any, that the Investment Manager may pay other entities for specific securities recommendations or research).

         Payment of Expenses. The Advisory Agreement obligates the Investment Adviser to bear all expenses of its employees, except certain expenses incurred by the Investment Adviser's employees who serve as officers and directors of the Fund which are reimbursed by the Fund under the Fund's policy governing reimbursement of Fund-related expenses. The Advisory Agreement also obligates the Investment Adviser to bear all overhead incurred in connection with its duties under the Advisory Agreement and to pay all salaries and fees of the Fund's Directors and officers who are interested persons (as defined in the 1940
Act) of the Investment Adviser but who are not interested persons of the Investment Manager.

         Duration and Termination. The Advisory Agreement took effect on December 21, 2000 and will continue in effect until December 21, 2002. The Advisory Agreement provides that it will continue in effect for successive 12-month periods, if not sooner terminated, provided that each continuance is specifically approved annually by (1) the vote of the majority of the Fund's Independent Directors cast in person at a meeting called for the purpose of voting on such approval and (2) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund's Board of Directors. The Advisory Agreement may be terminated with respect to the Fund at any time by the Fund without the payment of any penalty, upon vote of a majority of the Fund's Directors or a majority of the outstanding voting securities of the Fund on 60 days written notice to the Investment Manager and the Investment Adviser. The Advisory Agreement will terminate automatically as to any party in the event of its assignment (as defined in the 1940 Act) by that party. In addition, the Investment Manager or the Investment Adviser may terminate the Advisory Agreement as to such party on 90 days written notice to the Fund and the other party.

Considerations in Approving Management Agreement and Advisory Agreement

         In connection with the Acquisition by Aberdeen of the Investment Manager (then known as EquitiLink International Management Limited ("EIML")) and the Investment Adviser (then known as EquitiLink Australia Limited ("EAL")), the Fund's Board of Directors, as well as a specially appointed Due Diligence Committee consisting of Independent Directors ("Due Diligence Committee"), extensively reviewed information regarding the proposed Acquisition and its implications for the Fund and its ongoing management. The Due Diligence Committee requested and reviewed extensive information regarding the Acquisition and its potential impact on EIML and EAL and on the management of the Fund subsequent to the Acquisition. Members of the Due Diligence Committee and Fund counsel met with Aberdeen representatives on various occasions and further discussion was conducted in the course of a video conference among the Due Diligence Committee, Aberdeen representatives and Fund counsel. The results of the Due Diligence Committee's investigations were presented in a report to the Board. The report discussed a variety of issues that the Due Diligence Committee had specifically reviewed regarding the Acquisition, including the terms of the Acquisition; Aberdeen's experience with closed-end funds; its experience with other acquired entities; Aberdeen's strategic plans and their consistency with Aberdeen's intentions regarding the Fund (including the Fund's Preferred Stock); Aberdeen's business, financial and performance history and current status; its regulatory history; and its plans for continuing the quality of service being provided to the Fund.

         At its meeting on October 10, 2000, the Board reviewed the Due Diligence Committee's report. It also received assurances from EIML and EAL that the quality of service to the Fund would be maintained subsequent to the Acquisition. The Board also noted that Aberdeen would give the Fund access to increased expertise in Asian investments and to the facilities of an international management organization. In their separate deliberations with respect to continuing to retain EIML and EAL as investment manager and investment adviser of the Fund, respectively, subsequent to the Acquisition, the Fund's Independent Directors considered comparative data on investment performance, advisory fees and other fees and expense ratios, profitability and ancillary benefits to EIML, EAL and their affiliates from their relationship to the Fund, financial resources of EIML and EAL before and after the Acquisition, and the incentives to assure both continuity of management and quality of service to the Fund subsequent to the Acquisition. They also noted that the Acquisition arrangements and applicable legal requirements provided assurances that Fund fees and expenses would not be increased. In determining to approve the Agreements to take effect subsequent to the Acquisition, the Board noted that Aberdeen had built its own business internally, as well as through acquisition, and that the Acquisition was consistent with Aberdeen's strategic plans. The Board also reviewed information indicating the seriousness of Aberdeen's support for the Fund, its experience with closed-end funds, and the consistency of its investment philosophy with that of EIML and EAL. The Board was informed that the Acquisition would be conducted in reliance on Section 15(f) under the 1940 Act. Among other things, this legal provision would require that for at least three years subsequent to the Acquisition, at least 75% of the Fund's directors not be persons affiliated with the Fund's previous or current management, and that no "unfair burden" be placed on the Fund for two years following the Acquisition. Based on their review and evaluation of the information presented by the Due Diligence Committee and at the meeting, the Fund's Independent Directors determined that the Acquisition would cause no reduction in the quality of services to be provided to the Fund and that it might provide certain benefits to the Fund. The Agreements were therefore approved by the Independent Directors as well as by the full Board.

Experience of the Investment Manager and Investment Adviser

         General. The Fund's Investment Manager is Aberdeen Asset Managers (C.I.) Limited, an investment management company organized in Jersey, Channel Islands. The Investment Manager manages, in accordance with the Fund's stated investment objective, policies and limitations and subject to the supervision of the Fund's Board of Directors, the Fund's investments and makes investment decisions on behalf of the Fund, including the selection of, and placing of orders with, broker-dealers to execute portfolio transactions on behalf of the Fund and the making of investments in U.S. dollar-denominated securities. The Investment Manager's affiliate, Aberdeen Asset Management Limited, an Australian corporation, acts as the Fund's Investment Adviser, makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund, and providing or obtaining such research and statistical data as may be necessary in connection therewith. The Investment Manager and the Investment Adviser also serve in these capacities for Aberdeen Asia-Pacific Income Fund, Inc., a non-diversified closed-end management investment company, the shares of which are listed on the AMEX and the PSE, investing primarily in debt securities of issuers in Australia, New Zealand and Asian countries, which commenced operations in 1986; Aberdeen Asia-Pacific Income Investment Company Limited, a closed-end management investment company, the shares of which are listed on the TSX, also investing primarily in Australian and Asian debt securities, which commenced operations in 1986; The First Asia Income Fund, a closed-end unit trust the units of which are listed on the TSX, investing primarily in debt securities of issuers in Australia, New Zealand and Asian countries, which commenced operations in 1997; and Aberdeen Australia Equity Fund, Inc., a non-diversified closed-end management investment company, the shares of which are listed on the AMEX and the PSE, investing primarily in Australian listed equity securities, which commenced operations in 1985. The Investment Manager also manages Aberdeen Scots Trust and Aberdeen G(7) Trust, each of which is a Canadian unit investment trust. The Investment Manager and the Investment Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended.

         The Investment Manager and Investment Adviser, together with other affiliates of Aberdeen Asset Management PLC (collectively, the "Aberdeen Group"), form a globally diversified management firm. The Investment Manager and the Investment Adviser are parties to a memorandum of understanding ("MOU") with three affiliated Aberdeen organizations: Aberdeen Asset Management Asia Limited ("Aberdeen Singapore"), Aberdeen Asset Managers Limited ("Aberdeen UK") and [name of Aberdeen Thailand entity] ("Aberdeen Thailand"). Pursuant to the MOU, the Investment Manager and the Investment Adviser have retained the services of investment professionals from Aberdeen Singapore, Aberdeen UK and Aberdeen Thailand to provide portfolio management and/or trading services to the Fund, as well as other U.S. funds managed by the Investment Manager and the Investment Adviser. Pursuant to the MOU, Aberdeen Singapore, Aberdeen UK and Aberdeen Thailand are Participating Affiliates of the Investment Manager and the Investment Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use portfolio management and trading resources of unregistered advisory affiliates subject to the control and supervision of a registered adviser. The MOU also designates certain advisory personnel of the Participating Affiliates as Aberdeen Affiliate Associated Persons for purposes of supervision and control.

         As of the date of this prospectus, the Aberdeen Group had approximately US $___ billion in assets under management. Aberdeen Singapore is one of the largest dedicated managers/advisers on Asian bonds globally, with approximately US $___ billion of such assets under management as of the date of this prospectus. In Australia, the Aberdeen Group manages several Australian institutional domestic bond mandates, in addition to advising the Fund and other listed closed-end funds.

         As noted above, both the investment Manger and the Investment Adviser are affiliates of Aberdeen asset Management PLC ("Aberdeen"), which is subject to regulation by the Financial Services Authority ("FSA") in the United Kingdom. Beginning in December 2001, the FSA commenced a series of fact-finding exercises in order to examine the split capital closed-end fund ("SCCEF") market. In May 2002, the FSA indicated it was continuing to study the SCCEF market. Aberdeen, through affiliates, manages or advises 19 of 134 SCCEFs listed in the united Kingdom, which as of August 31, 2002, represented 6.45% of the Aberdeen Group's funds under management. Aberdeen is cooperating with the fact finding exercise being conducted by the FSA. Aberdeen Unit Trust Managers Limited, an affiliate of the Investment Manager and the Investment Adviser, manages Aberdeen Progressive Growth Unit Trust, an authorized unit trust (i.e. mutual fund) which invests primarily in zero dividend preference shares, a class of shares issued by SCCEPs. In June 2002, Aberdeen informed investors in that fund that it was Aberdeen's intention to present to them a capital restoration plan. Details of this proposal continue to be under consideration, and are subject to formal approval by Aberdeen's Board of Directors and shareholders. The Investment Manager and the Investment Adviser do not believe that either of these matters will impact their ability to continue to perform their services under their respective agreements with the Fund.

Portfolio Management

         The Investment Adviser provides the overall investment advice to the Fund, on matters including broad investment structure, compliance testing, and maintenance of tests pertaining to collateral, through a team of investment managers/analysts employed, or supervised, by the Investment Adviser. Members of the Investment Adviser's team based in Sydney, Australia provide investment research and analysis with respect to the Australian and New Zealand components of the Fund's portfolio. Input on interest rate strategy is also provided by a team of investment professionals from Aberdeen UK, who also develop the Aberdeen outlook for U.S. Treasuries. Investment research and analysis for the Asian component of the Fund's portfolio is provided by a team of investment managers/analysts employed by Aberdeen Singapore, with further analysis regarding Thai domestic corporate bonds provided by investment managers/analysts employed by Aberdeen Thailand. The equity analysts of Aberdeen Singapore also provide expertise regarding regional corporate and bank issues.

         The various teams meet individually, and confer with each other, regularly to analyze economic, political and credit events, as well as developments in the bond, currency, and various related markets. Members of the Sydney team, together with members of the Singapore team, discuss and set the relative weightings of the Fund's Australian, Asian and New Zealand securities.

Relationship of Certain Directors and Service Providers to Investment Manager and Investment Adviser

         Mr. Martin Gilbert, a Director of the Fund, also serves as a director of the Investment Manager and the Investment Adviser and as the Chief Executive and an Executive Director of Aberdeen Asset Management PLC ("Aberdeen"), the parent company of the Investment Manager and Investment Adviser. Mr. Gilbert is also a shareholder of Aberdeen.

         In connection with the Acquisition of the Investment Manager and Investment Adviser by Aberdeen, all of the shares of the Investment Manager, of the parent of the Investment Adviser, and of EquitiLink International (Channel Islands) Limited ("EICIL") were transferred to Aberdeen, pursuant to a Share Sale Agreement between (i) Aberdeen on the one side, and (ii) entities of which Mr. Laurence S. Freedman, a Director and former President of the Fund, and Mr. Brian M. Sherman, the former Chairman of the Fund, are the principal shareholders, and the shareholders of EICIL, on the other side. Total consideration for the sale was US$80 million, subject to certain adjustments. The consideration was paid in a combination of cash and preference shares issued by Aberdeen. At the time of the execution of the Share Sale Agreement, Messrs. Freedman and Sherman were directors and the principal shareholders of the Investment Manager, and also served as, respectively, Joint Managing Director, and Joint Managing Director and Chairman, of the Investment Adviser. In connection with this sale, Messrs. Freedman and Sherman resigned as Joint Managing Directors of the Investment Adviser and as directors of the Investment Manager.

         In 2001, entities of which Messrs. Freedman and Sherman are the principal shareholders sold (i) 275,000 shares of the Fund's Common Stock to Real Estate Opportunities Fund, a Jersey (C.I.) split capital investment trust managed by an affiliate of the Fund's Investment Manager and Investment Adviser, for $2,447,500, and (ii) 130,897 shares of the Fund's Common Stock to American Monthly Income Trust Limited, a Jersey (C.I.) split capital investment trust managed by an affiliate of the Fund's Investment Manager and Investment Adviser, for $1,164,983. Because Messrs. Freedman and Sherman were both considered "affiliates" of the Fund at the time the above share transfers were made, the 405,897 shares of the Fund's Common Stock discussed above are considered "restricted shares" which can be publicly sold by their current owners only if registered under the 1933 Act, or pursuant to an exemption from registration, including pursuant to the exemption for limited resales provided by Rule

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144 promulgated thereunder. However, any Shares purchased by the Real Estate
Opportunities Fund or the American Monthly Income Trust Limited as part of the Offer will not be considered restricted shares.

         In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock or the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding the sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from an affiliate's sale of shares within a period of less than six months from the purchases may have to be returned to the Fund.

         Effective as of March 1, 2000, EquitiLink USA. Inc. ("EUSA"), a wholly-owned subsidiary of the Investment Manager, located at 45 Broadway, New York, New York 10006, entered into an agreement to provide investor relations services to the Fund ("Investor Relations Services Agreement"). Investor relations services generally include (i) drafting, coordinating and distributing press releases, monthly performance reviews, quarterly reports and letters to shareholders on special issues; (ii) responding to shareholder letters and requests for information; (iii) managing shareholder and broker toll-free telephone services and mailing lists for the Fund; (iv) arranging and coordinating communication between analysts and/or brokers and Fund management, as well as, media interviews for Fund management with print, broadcast and electronic reporters to discuss the Fund and the markets in which it invests; and (v) providing quarterly reports to the Fund's Board of Directors on recent investor relations activities.

         Effective January 1, 2002, the rights of EUSA under the Investor Relations Services Agreement were assigned to, and the obligations of EUSA thereunder were assumed by, Aberdeen Fund Managers, Inc., an affiliate of the Investment Manager and Investment Adviser, located at Las Olas Place, 300 South East 2nd Street, Suite 820, Fort Lauderdale, Florida 33301. Aberdeen Fund Managers, Inc., doing business as Aberdeen Asset Management Investor Relations has retained the employees of EUSA, and provides services under the Investor Relations Services Agreement, at 45 Broadway, New York, New York 10006. The Board of Directors of the Fund, and the Independent Directors voting separately, approved this assignment and assumption. For its services under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Investor Relations receives a monthly retainer of $4,000, plus reimbursement of reasonable out-of-pocket expenses.

                            ADMINISTRATION AGREEMENT

         The Administrator of the Fund is Princeton Administrators, L.P., a Delaware limited partnership and an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The principal address of the Administrator is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Pursuant to the Administration Agreement dated February 20, 1992, between the Administrator and the Fund ("Administration Agreement"), the Administrator provides, or arranges for the provision of, various administrative services (i.e., services other than investment advice and related portfolio activities) including: (i) maintaining and keeping separate books and records for investment activities conducted in
(a) United Kingdom Pounds Sterling, (b) Canadian dollars, and (c) Australian dollars (including investment activities conducted in New Zealand dollars); (ii) preparing and, subject to approval by the Fund, filing reports and other documents required by U.S. Federal, state and other applicable U.S. laws and regulations and by U.S. stock exchanges on which Fund shares are listed, including proxy materials and periodic reports to Fund stockholders, and preparing or arranging for preparation of the initial draft of Federal, state and local tax returns; (iii) coordinating tax related matters; (iv) responding to or referring to the Fund's officers or its transfer agent inquiries from Fund stockholders; (v) calculating in accordance with the Fund's policy as adopted from time to time by the Board of Directors and publishing, or arranging for the publication of,

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the net asset value of the Fund's shares; (vi) overseeing, and, as the Board may reasonably request or deem appropriate, making reports and recommendations to the Board on, the performance of administrative and professional services rendered to the Fund by others, including its custodian and any sub-custodian, registrar, transfer agent, dividend disbursing agent and dividend reinvestment plan agent, as well as accounting, auditing and other services; (vii) providing the Fund with the services of persons competent to perform the foregoing administrative and clerical functions; (viii) providing the Fund with administrative offices and data processing facilities; (ix) arranging for payment of the Fund's expenses; (x) consulting with the Fund's officers, independent accountants, legal counsel, custodian and any sub-custodian, registrar, transfer agent and dividend disbursing agent and dividend reinvestment plan agent in establishing the accounting policies of the Fund;
(xi) preparing such financial information and reports as may be required by any banks from which the Fund borrows funds; (xii) providing such assistance to the Investment Manager, the Investment Adviser, the custodian and any sub-custodian, and the Fund's counsel and auditors as generally may be required to carry on properly the business and operations of the Fund; and (xiii) preparing reports related to the Fund's Preferred Stock as required by rating agencies.

         For these services, the Fund pays the Administrator on the first business day of each calendar month a fee for the previous month equal to the greater of (i) $150,000 per annum ($12,500 per month), or (ii) at an annual rate equal to 0.20% of the Fund's average weekly net assets computed based upon the net asset values applicable to shares of Common Stock and shares of Preferred Stock at the end of each week.

                              CONSULTING AGREEMENT

         Pursuant to a Consulting Agreement between the Investment Manager and CIBC World Markets, Inc. ("CIBCWM"), CIBCWM will, at the request of the Investment Manager, provide advice relating to broad economic factors and trends in the Canadian economy including yield curve and currency measurements with respect to fixed-income securities denominated in Canadian dollars. CIBCWM will provide the Investment Manager access to economic, financial markets and corporate bond reports. The Investment Manager pays CIBCWM a monthly fee of $1,000. During the fiscal years ended October 31, 2001, 2000 and 1999, the Fund paid CIBCWM $12,000, $12,000 and $2,090, respectively. The agreement may be terminated by either party upon 30 days written notice. CIBCWM's principal address is 161 Bay Street, BCE Place, Canada Trust Tower, P.O. Box 500, Toronto, Ontario, M5J 2S8, Canada.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Portfolio transactions of the Fund are primarily effected with dealers acting as a principal for their own account. During the fiscal years ended October 31, 2001, 2000 and 1999, the Fund paid no brokerage commissions.

         The primary objective in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain best execution taking into account such factors as price, commission (if any), size of order, difficulty of execution and skill required of the broker. In selecting broker-dealers to execute the securities transactions, consideration will be given to such factors as the price of security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund.

         Purchases and sales of fixed-income securities will usually be principal transactions. Such portfolio securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, transactions in fixed-income securities do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will

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consist primarily of dealer spreads and underwriting commissions. The Fund will not engage in transactions with any affiliated person in which such person acts as principal, except as may be permitted by rule or order of exemption under the 1940 Act.

         The Fund has authorized the Investment Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Investment Manager, are necessary for the achievement of better execution, provided the Investment Manager believes this to be in the best interest of the Fund. Subject to best execution, orders may be placed with brokers who supply research, market and statistical information ("research") to the Fund, the Investment Manager and the Investment Adviser. The research may be used by the Investment Manager and the Investment Adviser in advising other clients, and the Fund's commissions to brokers supplying research may not represent the lowest obtainable commission rates. Although research from brokers supplying research may be useful to the Investment Manager and the Investment Adviser, it will be only supplementary to their own efforts.

         Some securities considered for investment by the Fund may also be appropriate for other clients served by the Investment Manager. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Investment Manager is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Investment Manager. In making these allocations, the main factors to be considered will be the respective investment objectives of the Fund and other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability cash for investment by the Fund and other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and other clients.

                         NET ASSET VALUE OF COMMON STOCK

         The Common Stock is listed on the NYSE. The NAV per share of Common Stock is generally determined each day during which the NYSE is open for trading and each other day that the calculation of the NAV is required for regulatory purposes ("Valuation Date"). The NAV per share is calculated by dividing the value of net assets of the Fund (the value of its assets less its liabilities, its accumulated and unpaid dividends (whether or not earned or declared) on outstanding shares of Preferred Stock and the aggregate liquidation value of such outstanding shares of Preferred Stock) by the total number of shares of Common Stock outstanding.

         The Board of Directors has approved procedures ("Pricing and Valuation Procedures") to value the Fund's securities in order to determine the NAV. The value of a security traded or dealt in upon any recognized securities exchange for that security (and that is not subject to restrictions against sale by the Fund on such exchanges) is to be determined as of the Valuation Date as the last quoted sale price as of the Valuation Date, on the principal exchange (if sold on the principal exchange on the Valuation Date) or on another recognized exchange (if not sold on the principal exchange but sold on such other exchange on the Valuation Date). If no sale occurred on the Valuation Date, the security is to be valued at bid price unless there is no current bid in which case the security is to be valued at the mean between the closing bid price and asked price, provided that the spread between the bid price and the asked price is determined to be reasonable. Securities not traded or dealt in upon any recognized exchange, for which OTC market quotations are readily available, are valued at the mean between the closing bid price and asked price, provided that the spread between the bid and asked price is determined to be reasonable. Securities and other assets for which market prices are not readily available are valued at fair value, as determined by, or pursuant to, the Pricing and Valuation Procedures.

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         The Pricing and Valuation Procedures provide that the aggregate value of all foreign securities denominated in foreign currencies shall be incorporated in the aggregate value of the respective currency portfolio and converted into U.S. dollars according to the procedures normally employed by the Administrator in calculating the Fund's NAV.

         Shares of closed-end investment companies frequently trade at a discount from NAV, but in certain instances have traded above NAV. The Fund's shares have traded in the market below, at or above NAV since the commencement of the Fund's operations. The Fund cannot predict whether its shares will trade above or below NAV in the future.

                          DIVIDENDS AND DISTRIBUTIONS;
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

         It is the Fund's present policy, which may be changed by the Board of Directors, to provide investors with a stable monthly distribution of U.S. 6 cents per month out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital; although there can be no assurance that the Fund will continue to be able to do so. See "Risk Factors and Special Considerations - Current Distribution Rate." Under United States tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year. Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31st. See "Taxation - United States Taxes."

         The Fund distributes to stockholders, at least annually, substantially all of its net investment income and net realized capital gains. Shares purchased pursuant to the Offer will be issued after the record date for the monthly distribution payable in [month year], and accordingly, the Fund will not pay such monthly distribution with respect to such Shares.

         Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), investors whose shares are registered in their names shall be deemed to have elected, unless [______] ("Plan Agent") is otherwise instructed in writing, to have all distributions of dividends and capital gains, net of any applicable withholding tax, automatically reinvested in additional shares of the Fund's Common Stock by the Plan Agent. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the Stockholder. A Stockholder whose shares are registered in the name of a broker-dealer or other nominee ("nominee") will be a Plan participant if such a service is provided by the nominee and the nominee makes an election on behalf of the Stockholder to participate in the Plan. A Stockholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. The Plan Agent will act as agent for Plan participants and will open an account under the Plan for each Plan participant in the same name as such Plan participant's Common Stock is registered on the books and records of the transfer agent for the Common Stock.

         Participants in the Plan have the option of making additional cash investments in Fund shares through the Plan Agent. The Plan Agent will purchase Fund shares for Plan Participants on the NYSE or on the open market. A minimum investment of at least $100 is required by the terms of the Plan.

         The Plan Agent serves as agent for the Stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable in cash only to Stockholders who are not Plan participants or in cash to such non-participants who do not affirmatively elect to take shares, non-participants in the Plan will receive cash and participants in the Plan will receive Common

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

Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by the purchase of outstanding shares of Common Stock on the open market ("open market purchases") on the NYSE or elsewhere.

         If the market price of the Fund's Common Stock plus any applicable brokerage commissions is equal to or exceeds the net asset value per share on the applicable valuation date for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution, Plan participants will be issued shares of Common Stock valued at the greater of the net asset value per share, or 95% of the then current market price. Plan participants will receive their capital gain distribution or dividend entirely in shares of Common Stock, and the Plan Agent will automatically receive the shares of Common Stock, including fractions, for all Plan participants' accounts.

         If the net asset value per share of the Common Stock plus any applicable brokerage commissions on the applicable valuation date exceeds the market price of the Common Stock at such time, the Plan Agent will, as purchasing agent for the Plan participants, buy shares of Common Stock in the open-market, on the NYSE or elsewhere, for each Plan participant's account during the purchase period described below. If, before the Plan Agent has completed its purchases, the market price plus any applicable brokerage commission exceeds the net asset value per share, as last determined, the Plan Agent shall suspend making open-market purchases and shall invest the balance available in newly issued shares valued at the greater of net asset value per share as last so determined or 95% of the then current market value. In any case in which the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period, the Plan Agent will invest the balance available in newly issued shares of Common Stock valued at the greater of the net asset value per share or 95% of the current market value as determined on the last business day during the purchase period. The Plan Agent will apply all cash received as a dividend or capital gain distribution to purchase shares of Common Stock in the open-market or from the Fund as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the Federal securities laws.

         Any shares issued by the Fund will be issued at a discount of not more than 5% from the then current market price. Because of differences and changes in net asset value and market price of the Common Stock, a Stockholder may receive shares at prices other than the net asset value on the applicable valuation date. The average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares on the applicable valuation date, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the applicable valuation payment date.

         In cases when the Directors of the Fund declare an income dividend or a capital gains distribution payable in shares only to Stockholders who are not Plan participants or in shares to such non-participants who do not affirmatively elect to take cash, both non-participants in the Plan as well as Plan participants will receive newly issued shares on identical terms and conditions as established by the Fund's Board of Directors.

         The Plan Agent maintains all Stockholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information for Stockholders' personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each Stockholder's proxy will include those shares purchased pursuant to the Plan.

         In the case of Stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of

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shares certified from time to time by the Stockholders as representing the total amount registered in the Stockholder's name and held for the accounts of beneficial owners who are to participate in the Plan.

         There is no direct charge to Plan participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund. Whenever shares are purchased on the NYSE or otherwise in the open market, each Plan participant will pay a pro rata share of brokerage commissions. A nominal fee may be charged by the Plan Agent upon any cash withdrawal or termination.

         The automatic reinvestment of dividends and distributions will not relieve Plan participants of any income tax that may be payable on such dividends or distributions.

         Any Plan participant may withdraw shares from the Plan participant's account or terminate the Plan participant's account under the Plan by notifying the Plan Agent in writing or pursuant to telephone procedures established by the Plan. The withdrawal or termination will be effective immediately if notice is received by the Plan Agent not less than 10 days prior to any dividend or capital gain distribution record date; otherwise, the withdrawal or termination will be effective with respect to any subsequent dividend or capital gain distribution on the first trading day after the dividends paid for such record date have been credited to the Plan participant's account. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Plan participant at least 90 days prior to any record date for the payment of any dividend or capital gain distribution by the Fund. The terms and conditions of the Plan may be amended or supplemented by the Plan Agent or the Fund at any time or times, but only by mailing to each Plan participant appropriate written notice at least 90 days prior to the effective date, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority.

         All correspondence concerning the Plan should be directed to the Plan Agent at [name] [address], Attention: Dividend Reinvestment Department.

                                    TAXATION

         The following is intended to be a general summary of certain tax consequences that may result to the Fund and its stockholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund. The summary is based on the laws in effect on the date of this Prospectus, which are subject to change.

United States Taxes

         Tax Treatment of the Fund - General. The Fund intends to continue to qualify annually to be treated as a regulated investment company under the Code.

         To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Requirement"); (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an

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amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a regulated investment company's business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

         As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to stockholders. However, the Fund would be subject to corporate income tax (currently at a 35% rate) on any undistributed income. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31st of the calendar year, and
(3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31st if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to stockholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. The Fund may distribute net capital gains at least annually and designate them as capital gain dividends where appropriate, or, alternatively, the Fund may choose to retain net capital gains and pay corporate income tax (and, possibly, an excise tax) thereon. In the event that the Fund retains net capital gains, the Fund would most likely make an election which would require each stockholder of record on the last day of the Fund's taxable year to include in gross income for U.S. Federal tax purposes his or her proportionate share of the Fund's undistributed net capital gain. If such an election were made, each stockholder would be entitled to credit his or her proportionate share of the tax paid by the Fund against his or her Federal income tax liabilities and to claim a refund to the extent that the credit exceeds such liabilities. Tax-qualified pension plans and individual retirement accounts ("IRAs") (through their custodian or trustee), as well as nonresident aliens and foreign corporations, can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. Federal income tax return. In addition, the stockholder would be entitled to increase the basis of the shares for U.S. Federal tax purposes by an amount equal to 65% of his or her proportionate share of the undistributed net capital gain.

         If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its stockholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year and may be required to recognize any net unrealized gains on its entire portfolio in order to requalify as a regulated investment company.

         Distributions. For Federal income tax purposes, dividends paid by the Fund out of its investment company taxable income will be taxable to a U.S. stockholder as ordinary income. Because none of the Fund's income is expected to consist of dividends paid by U.S. corporations, none of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. To the extent that the Fund designates distributions of net capital gains as capital gain dividends, such distributions will be taxable to a stockholder as long-term gain, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Distributions in excess of the Fund's investment company taxable income and net capital gains will first reduce a stockholder's basis in his shares and, after the stockholder's basis is reduced to zero, will constitute capital gains to a stockholder who holds his shares as capital assets.

         Stockholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Stockholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. Federal income tax purposes as receiving a distribution of the cash that such stockholder would have received had it not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution. Stockholders will be notified annually as to the U.S. Federal tax status of distributions, and stockholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received.

         The Fund presently intends that it will designate as capital gain dividends a proportionate part of the dividends paid to holders of Preferred and Common Stock.

         Under United States tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year. Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund's fiscal year, October 31st.

         Sale of Shares. Upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a stockholder may realize a taxable gain or loss depending upon his basis in the shares. The gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands and generally will be long-term or short-term gain, depending upon the stockholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the stockholder with respect to the shares.

         Issuance of Preferred Stock. The Internal Revenue Service has in a revenue ruling taken the position that a regulated investment company which has two or more classes of shares cannot effectively designate distributions made to each class in any year, as consisting of more than that class's proportionate share of particular types of income including capital gain and foreign source income. When both Common Stock and Preferred Stock are outstanding, the Fund intends to designate distributions made to each class as consisting of particular types of income in accordance with the class's proportionate shares of such income. Thus, the Fund intends to designate as capital gain dividends a proportionate part of the dividends paid to holders of Preferred and Common Stock. Also, if the Fund is eligible to and does elect to pass foreign taxes through to its stockholders, the Fund intends to designate dividends paid to each class of stockholders as consisting of a proportionate share of the foreign taxes paid by the Fund.

         If the Fund does not meet its asset maintenance requirements (See "Capital Stock - Asset Coverage"), it may be required to suspend distributions to the holders of its Common and/or Preferred Stock until such coverage is restored. Suspension of distributions might prevent the Fund from qualifying as a regulated investment company for Federal income tax purposes, or, if the Fund retains such qualification, would cause the Fund to incur income and excise taxes on its undistributed income. Further, the Fund may be required to redeem Preferred Stock in order to restore asset coverage to an acceptable level. In order to effect these redemptions, the Fund may be required to dispose of assets for cash, and this may result in recognition of gain or loss to the Fund for tax purposes. This gain or loss (or gain or loss from the remittance to the United States of proceeds from the disposition of assets) may be treated, in whole or in part for Federal income tax purposes, as gain or loss due to fluctuations in foreign currency values, which under current law is ordinary rather than capital in character. Ordinary gain or loss will increase, decrease, or possibly eliminate the Fund's investment company taxable income distributable to holders of Common Stock. For example, if losses attributable to foreign currency fluctuations exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary income dividend distributions, and all or a portion of distributions made would be treated as a return of capital to stockholders for Federal income tax purposes, rather than as an ordinary income dividend, reducing each stockholder's tax basis in his Fund shares. Conversely, gain (including gain attributable to foreign currency fluctuations) arising from the sale of Fund assets to redeem Preferred Stock would increase the amounts required to be distributed to holders of Common Stock in order for the Fund to retain its qualification as a regulated investment company and/or to avoid imposition of income or excise taxes on the Fund.

         Currency Fluctuations - "Section 988" Gains or Losses. Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a currency which is not a functional currency of the Fund, gains or losses attributable to fluctuations in the value of the currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income.

         The Fund currently has four foreign currency pools, each of which uses a different functional currency (namely, the Australian dollar, the Canadian dollar, the Pound Sterling and the U.S. dollar). Gains and losses on non-functional currency investments will first be translated into the functional currency equivalent, which may result in Section 988 gains or losses as described above, and then into their U.S. dollar equivalent for purposes of computing U.S. tax liabilities. The Fund is not required to take into account gains or losses attributable to fluctuations in the value of a functional currency, which otherwise would be treated as Section 988 gains or losses, described above. However, transfers between functional currency pools, including remittances from a non-U.S. dollar currency pool to the United States, will result in recognition of ordinary gains or losses attributable to fluctuations in the value of the functional currency from which the Fund transferred.

         Certain Securities Transactions.

                  Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

                  Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" under the Code. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

                  The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to stockholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

                  Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed before the end of the 30th day after the close of the taxable year, if certain conditions are met.

         Foreign Withholding Taxes. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. For example, the Fund's interest income derived from Australian sources generally is subject to a 10% Australian withholding tax. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass-through" to the Fund's stockholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his proportionate share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual stockholder who does not itemize deductions. The deduction for foreign taxes is not allowable in, computing alternative minimum taxable income of non-corporate stockholders. A foreign stockholder may be subject to U.S. withholding tax on such foreign taxes included in income, and may be unable to claim a deduction or credit for such taxes. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for the year and of the amount of such taxes deemed paid by the stockholder.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its stockholders. With respect to the Fund, certain gain from the sale of securities will be treated as derived from U.S. sources and currency fluctuation gains, including fluctuation gains from certain foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Stockholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of the Fund are held by the Fund or the stockholder, as the case may be, for less than 16 days (46 days in the case of Preferred Stock) during the 30-day period (90-day period for Preferred Stock) beginning 15 days (45 days for Preferred Stock) before the shares become ex-dividend. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to "pass through" to stockholders the ability to claim a deduction for the related foreign taxes. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to its stockholders its foreign taxes, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

         The foregoing is only a general description of the foreign tax credit and, because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

         Assuming that the Fund is eligible and does elect to pass foreign taxes through to its stockholders, the Fund currently intends to designate Common and Preferred stockholders' proportionate shares of foreign taxes in the same proportion as the income subject to such taxes is distributed to each such stockholder.

         Backup Withholding. The Fund may be required to withhold U.S. Federal income tax at the rate of 30% of all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or when the Internal Revenue Service has notified the Fund or a stockholder that the stockholder is subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. Federal. income tax liability.

         Foreign Stockholders. The tax consequences to a foreign stockholder of an investment in the Fund may be different from and more adverse than the tax consequences to U.S. investors described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Australian Taxes

         The following discussion is based upon the advice of Stikeman, Elliott, Australian counsel for the Fund and is a general and non-exhaustive summary of Australian tax considerations which may be applicable to the Fund under current law.

         Under current Australian law, the Fund will be regarded as a non-resident of Australia. Pursuant to the United States Australia Double Tax Agreement ("Agreement") and assuming the Fund to be a resident of the United States for the purposes of the Agreement, the Fund will not be regarded as having a permanent establishment in Australia if it has no fixed place of business or place of management in Australia and if there is no person (other than a broker or other agent of independent status) in Australia who has authority to conclude contracts on behalf of the Fund and habitually exercises that authority. The Fund does not intend to have a fixed place of business or place of management in Australia or to give any person (other than a broker or other agent of independent status) in Australia the authority to conclude contracts on behalf of the Fund, and accordingly none of the Fund's profits arising from the disposal of its assets should be subject to Australian taxes. The Fund will be subject to an interest withholding tax at the rate of 10% on all interest payments (including discounts on money market securities) under corporate debt instruments, money market securities and Australian Commonwealth Government and State Government securities (unless the particular issue qualifies for exemption from interest withholding tax). Australian interest withholding tax does not apply to interest on Eurodollar obligations issued by non-residents of Australia where the interest is not an expense incurred by that person in carrying on business in Australia at or through a permanent establishment in Australia of that non-resident. See "Taxation - United States Taxes - Foreign Withholding Taxes." Generally, the Fund will not be subject to a stamp duty on its investments in government and semi-government securities, promissory notes and bills of exchange.

Canadian Taxes

         The following discussion is based upon the advice of Stikeman, Elliott (Toronto), Canadian counsel for the Fund, in reliance upon the information in this Prospectus concerning the Fund (in particular the manner in which its affairs will be conducted and the circumstances of its incorporation, organization and management) and the investments which normally it will own, and is a general and non-exhaustive summary with respect only to Canadian Federal income tax considerations under the Income Tax Act (Canada) ("Act"), the Income Tax Regulations thereunder and the Convention Between Canada and the United States of America With Respect to Taxes on Income and Capital Gains (the "Convention") which may be applicable to the Fund provided that under and for purposes of the Convention the Fund is resident in the United States. It does not in any respect constitute, and should not be relied upon as, advice to investors in the Fund. Quoted references are to terms defined in the Act, Income Tax Regulations or Convention unless otherwise specified.

        General. The Fund will not be considered to be resident in Canada for tax purposes. A corporation not resident in Canada generally is liable to tax under the Act only if it carries on or is deemed to carry on business in Canada, disposes of "taxable Canadian property" earns certain investment income from Canadian sources.

         The Fund does not intend to carry on or conduct its affairs such that it would be considered to be carrying on or to use or hold its investments in carrying on business in Canada. Even if the Fund was considered or deemed to be carrying on business in Canada, it generally will be taxable in Canada in respect to its "business profits" only if and to the extent that they are attributable to a "permanent establishment" of the Fund in Canada, as those expressions are defined in the Convention. The Fund generally will not be regarded as having a "permanent establishment" in Canada if it has no fixed place of business or place of management, branch or office in Canada and if there is no person acting in Canada on its behalf (other than a broker, general commission agent or any other agent of independent status acting in the ordinary course of its business) who has authority to conclude contracts in the name of the Fund and habitually exercises that authority in Canada. The Fund does not intend to have a fixed place of business or place of management, branch or office in Canada, or to carry on its business or affairs in relation to Canada through any person acting in Canada on its behalf (other than a broker or other agent of independent status acting in the ordinary course of its business) who has authority to conclude contracts in the name of the Fund in Canada.

         "Taxable Canadian property" includes real property situated in Canada, capital property used in or held in the course of carrying on a business in Canada, shares of a corporation resident in Canada (other than a "public corporation"), shares of a "public corporation" held by a person with a substantial shareholding (generally a 25% or greater interest within five years of a share disposition) in such corporation, interests in certain partnerships and Canadian residents trusts, and options in respect of or interests in any property which is described in the definition of "taxable Canadian property." The Fund does not intend to acquire property which would be regarded as "taxable Canadian property."

         Accordingly, on the basis that the Fund does not dispose of "taxable Canadian property" and does not carry on business in Canada through a "permanent establishment," except as provided below with respect to non-resident withholding tax, the Fund generally will not be subject to Canadian Federal income tax.

         Withholding Tax. Any amounts paid or credited, or deemed to be paid or credited, as, on account or in lieu of payment of, or in satisfaction of certain amounts including interest by a resident of Canada to a non-resident of Canada generally is subject to a 25% non-resident withholding tax under the Act. The rate of such non-resident withholding tax is reduced pursuant to the Convention in certain cases including with respect to interest, generally to 15%.

         Non-resident withholding tax under the Act may also apply to accrued interest on certain obligations assigned or otherwise transferred (including upon a redemption in whole or in part or a cancellation of such an obligation) by a non-resident person to a person resident in Canada, and also in respect of the excess of the price for which an obligation is assigned or otherwise transferred over the price for which it was issued (or in certain cases assigned or transferred by a resident of Canada to the non-resident). Obligations such as those to which the exemptions from non-resident withholding tax described below apply generally would not be affected by these rules. Various amounts payable by a resident of Canada to a non-resident of Canada pursuant to a "securities lending arrangement" (which would include both securities repurchase and securities lending transactions) may also be subject to non-resident withholding tax under the Act. Subject to certain exceptions and limitations, affected amounts in this regard would include certain income or yield compensation payments in respect to securities transferred to a Canadian resident "borrower" pursuant to such an arrangement, certain payments on or in respect of collateral provided by a "borrower" of such securities to a Canadian resident "lender" and actual or deemed payments of fees by a Canadian resident "borrower" in respect of such transactions.

         Generally, interest paid or credited by non-residents of Canada will not be subject to Canadian non-resident withholding tax except where the interest is an expense incurred by the payor in carrying on business principally in Canada or in carrying on certain manufacturing or natural resource-related businesses in Canada and is deductible in computing the payor's taxable income earned in Canada, is incurred by a partnership and is deductible in computing income or loss from Canadian sources or on any mortgage or other indebtedness secured by real property situated in Canada and is deductible in computing the payor's taxable income earned in Canada.

         Several exceptions from non-resident withholding tax on interest are provided under the Act (other than for certain interest described in the Act, generally of a contingent nature) and under the Convention. These include exemptions for interest payable on most debt obligations issued, guaranteed or insured by the Government of Canada, the governments or provinces of Canada or instrumentalities of such governments (including municipalities and government-owned corporations). Such exemptions are also provided under the Act for interest payable on certain arm's length deposits with Canadian financial institutions, and on certain arms' length obligations issued by Canadian corporation's (generally if no more than 25% of the "principal amount" may be required to be repaid within five years of issuance except upon a default, certain instances of illegality of conversion of the obligation by the holder to a "prescribed security").

New Zealand Taxes

         The following discussion is based upon the advice of [New Zealand Counsel,] New Zealand counsel for the Fund and is a general and non-exhaustive summary of New Zealand tax considerations which may be applicable to the Fund under current New Zealand tax law.

         Under current New Zealand law, the Fund will be regarded as a non-resident of New Zealand and will be relieved of New Zealand taxes on business profits under the Convention between the United States of America and New Zealand for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income ("Convention"), if the Fund does not have a permanent establishment in New Zealand, and assuming the Fund to be a resident of the United States as that phrase is defined in the Convention, and that the Fund's principal class of shares will be the subject of regular and substantial trading on a recognized stock exchange (as so defined).

         Pursuant to the Convention, the Fund will not be regarded as having a permanent establishment in New Zealand if it has no fixed place of business, place of management, branch or office in New Zealand and if there is no person (other than a broker, general commission agent, or other agent of independent status acting, in each case, in the ordinary course of its business) who acts on behalf of the Fund and has and habitually exercises in New Zealand an authority to conclude contracts in the name of the Fund. The Fund does not intend to have a fixed place of business, place of management, branch, or office in New Zealand or to give any person (other than a broker, general commission agent, or other agent of independent status acting, in each case, in the ordinary course of its business) the authority to conclude contracts in the name of the Fund in New Zealand, and accordingly none of the business profits or gains from the alienation of debt securities, except for interest (as provided below), of the Fund should be subject to New Zealand taxes. Interest (as defined for New Zealand tax law purposes) paid to the Fund by an "approved issuer" on debt obligations that the "approved issuer" has issued and in respect of which a prescribed "approved issuer levy" has been paid, will be subject to New Zealand interest non-resident withholding tax at the rate of zero percent. All other interest (as so defined) paid to the Fund will be subject to a New Zealand interest non-resident withholding tax at the rate of 10% on the gross amount of all payments of interest (as so defined) deemed to be derived from New Zealand under corporate debt instruments, money market securities and New Zealand government and local authority debt securities, except, in the latter two cases, where interest is payable out of New Zealand and in the case of local authority debt securities the approval of the New Zealand government has been given for that interest payable on such debt securities to be exempted from New Zealand income tax.

         The issue to and transfer by the Fund of debt instruments will not be subject to New Zealand stamp duty or Goods and Services Tax.

United Kingdom Taxes

         The following discussion is general and non-exhaustive summary of the United Kingdom tax considerations which may be applicable to the Fund under current United Kingdom tax law. The Board of Directors of the Fund intends to conduct the affairs of the Fund so that it does not become resident in the United Kingdom for United Kingdom taxation purposes.

         Pursuant to the Convention between the Government of the United States of America and the Government of the United Kingdom of Great Britain and Northern Ireland for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital Gains ("Convention"), the Fund will not be regarded as having a permanent establishment in the United Kingdom if it has no fixed place of business, branch or office in the United Kingdom and, if there is no person (other than a broker, general commission agent, or other agent of independent status acting, in each case, in the ordinary course of business) in the United Kingdom who has and habitually exercises authority to conclude contracts in the name of the Fund. The Fund does not intend to have a fixed place of business, branch or office in the United Kingdom or to give any person (other than a broker, general commission agent, or other agent of independent status acting, in each case, in the ordinary course of business) the authority to conclude contracts in the name of the Fund in the United Kingdom. Accordingly, none of the business profits of the Fund should be subject to United Kingdom taxation.

         United Kingdom source interest payments received by the Fund may be subject to United Kingdom income tax, either by way of withholding or by way of direct assessment. However, pursuant to the Convention, as the Fund does not intend to have a permanent establishment in the United Kingdom, the Fund should be entitled to claim exemption from any such liability to United Kingdom taxation, unless (a) the Fund is exempt from tax on such interest income in the United States and the Fund sells or makes a contract to sell the holdings from which such interest is derived within three months of the date the Fund acquired such holding, or (b) 25% or more of the capital of the Fund is owned directly or indirectly by one or more persons who are not individual residents and are not nationals of the United States.

         Provided that the Fund is not resident in the United Kingdom and is not carrying on a trade in the United Kingdom through a branch or agency for the purposes of United Kingdom taxation, the Fund will not be subject to United Kingdom tax on capital gains made by the Fund. Accordingly, the Fund does not intend to carry on a trade in the United Kingdom through a branch or agency for the purposes of United Kingdom taxation.

Other Taxes

         The discussions above regarding Australian, Canadian, New Zealand and United Kingdom tax issues describe the tax effects of the Fund's activities in the primary markets in which the Fund invests. The Fund has not sought similar advice from counsel in other jurisdictions in which the Fund invests or may invest in the future. However, the Fund believes, but cannot represent, that its business profits should not be subject to taxation in any jurisdiction not mentioned specifically above provided that the Fund is not resident in any such jurisdiction and is not carrying on a trade in such jurisdiction through a branch or agency for the purposes of taxation in such jurisdiction. The Board of Directors of the Fund intends to conduct the affairs of the Fund so that it does not become resident in other country for tax purposes. There can be no assurance, however, that the Fund will not become subject to taxation in any jurisdiction in which it invests.

                                  CAPITAL STOCK

General

         Set forth below is information with respect to the Fund's outstanding securities as of July 31, 2002:

                                                                                 Number of
                                                                                Shares Held
                                                                                by the Fund     Number of Shares
                                                          Number of Shares      or for its         Issued and
                    Title of Class                           Authorized           Account         Outstanding
                    --------------                           ----------           -------         -----------
  Common Stock .....................................   300,000,000 shares           -0-              9,266,209
  Preferred Stock ..................................   100,000,000 shares           -0-                  1,200

Common Stock

         The Fund's Articles authorize the issuance of up to 300,000,000 shares of Common Stock. As of July 31, 2002, there were 9,266,209 outstanding shares of Common Stock of the Fund, all of which are fully paid and non-assessable. All shares of Common Stock are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after the payment of debts and expenses and after payment of the aggregate liquidation preference to holders of Preferred Stock, including the liquidation preference of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared), on the outstanding shares of Preferred Stock. Holders of shares of Common Stock are entitled to one vote per share and do not have cumulative voting rights. The Fund will hold regular annual meetings of stockholders in accordance with the laws of Maryland and the rules of the NYSE.

         The shares of the Fund's Common Stock commenced trading on the NYSE on March 12, 1992. For the quarter ended July 31, 2002, the highest trading price was $10.40 and the lowest trading price was $8.91. During the same period, the net asset value ranged from a low of $9.70 to a high of $10.52. Total trading volume during the period was 2,600,100 shares. On July 31, 2002, the closing price on the NYSE was $9.75 and the net asset value was $10.18.

Preferred Stock

         The Fund's Articles authorize the issuance of up to 100,000,000 shares of Preferred Stock, $0.001 par value, in one or more series, with rights as determined by the Board of Directors, by action by the Board of Directors without the approval of the holders of Common Stock. As of July 31, 2002, an aggregate of 1,200 shares of Preferred Stock in one series, designated as Series W-7, with an aggregate liquidation preference of $30 million, was outstanding. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Stock so long as no single series has a priority over another series as to the distribution of assets of the Fund or the payment of dividends. Although the Fund has no current intention to issue additional shares of Preferred Stock, it may issue additional shares of Preferred Stock at a time the Board deems appropriate after completion of this Offer.

Beneficial Ownership

         To the best of the Fund's knowledge, as of October 1, 2002, no person or group beneficially owned more than 5% of the outstanding shares of Common Stock or Preferred Stock of the Fund.

No Preemptive Rights

         No holder of shares of the Fund has any preemptive right to acquire from the Fund any capital stock of the Fund whether now or hereafter authorized.

Liquidation Preference

         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of any series of Preferred Stock would be entitled to receive a preferential liquidating distribution (to equal the liquidation value of $25,000 per share plus accrued and unpaid dividends, whether or not declared) before any distribution of assets is made to holders of Common Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Stockholders would not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

         Except as otherwise required by applicable law, or by terms of the Fund's Articles or as may be established at the time of the issuance of any series of Preferred Stock, holders of shares of Preferred Stock, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of Common Stock. If at any time dividends on shares of the Fund's Preferred Stock are unpaid in an amount equal to two full years' dividends, the holders of outstanding shares of Preferred Stock, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in default have been paid or declared and set apart for payment.

         The terms of the Preferred Stock require a separate class vote of the Preferred Stock with respect to matters which would affect adversely any preferences, rights, or powers applicable to the Preferred Stock. Moreover, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, voting as a separate class, would be required to approve any plan of reorganization adversely affecting these shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act.

Redemption, Purchase and Sale of Preferred Stock by the Fund

         The terms of the Preferred Stock provide that the shares are redeemable by the Fund in whole or in part, at the liquidation value of $25,000 per share plus accrued dividends per share, that the Fund may tender for or purchase shares of Preferred Stock and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of shares of Preferred Stock by the Fund will reduce the leverage applicable to shares of Common Stock, while any resale of shares by the Fund will increase such leverage. The Fund may also need to redeem all or a portion of the Preferred Stock pursuant to the requirements of either the 1940 Act or the rating agencies rating the Preferred Stock. The leveraging of the Common Stock would be eliminated during any period that Preferred Stock is not outstanding.

Asset Coverage

         Under the 1940 Act, the Fund is not permitted to issue shares of Preferred Stock unless immediately after the issuance the asset coverage of the Fund's portfolio is at least 200% of the liquidation value of the outstanding Preferred Stock ($25,000 plus any accrued and unpaid dividends). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of the declaration, the NAV of the Fund's portfolio (determined after deducting the amount of any dividend or other distribution) is at least 200% of the liquidation value of the Preferred Stock.

         Under the terms of the Preferred Stock, the Fund may be required to suspend distributions to holders of Common Stock in order to maintain the asset coverage required by the 1940 Act. The suspension of distributions might prevent the Fund from qualifying as a regulated investment company for Federal income tax purposes, or, if the Fund retains the qualification, may cause the Fund to incur income and excise taxes on its undistributed income. Further, the Fund may be required to redeem Preferred Stock in order to restore asset coverage to an acceptable level. In order to effect such redemptions, the Fund may be required to dispose of assets for cash, which may result in recognition of gain or loss to the Fund for tax purposes. This gain or loss may be treated, in whole or in part for Federal income tax purposes, as gain or loss due to fluctuations in foreign currency values, which under current law is ordinary rather than capital in character. Ordinary gain or loss will increase, decrease, or possibly eliminate the Fund's investment company taxable income distributable to holders of Common Stock. For example, if losses attributable to foreign currency fluctuations exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made would be treated as a return of capital to stockholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each stockholder's tax basis in his Fund shares. Conversely, gain (including gain attributable to foreign currency fluctuations) arising from the sale of Fund assets to redeem Preferred Stock would increase the amounts required to be distributed to holders of Common Stock in order for the Fund to retain its qualification as a regulated investment company and/or to avoid imposition of income or excise taxes on the Fund. See "Taxation."

         The Fund's outstanding Preferred Stock is currently rated Aa2 by Moody's and AA by S&P. In order to retain these ratings, the Fund is required to maintain portfolio holdings meeting specified guidelines of these rating agencies. The guidelines impose asset coverage requirements that are more stringent than those imposed by the 1940 Act.

Rating Agency Guidelines

         The Fund intends that, so long as shares of Preferred Stock are outstanding, the composition of its portfolio will reflect guidelines established by the rating agencies in connection with the Fund's receipt of a rating for the Preferred Stock of at least Aa2 from Moody's and at least AA from S&P. Moody's and S&P issue ratings for various securities reflecting the perceived creditworthiness of those securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to receive the above-described ratings for shares of Preferred Stock, which ratings are generally relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

         The Fund intends to maintain a portfolio value at least equal to the discounted value of the assets in its portfolio which satisfies minimum values set by each of the rating agencies. Upon any failure to do this, the Fund will seek to alter the composition of its portfolio to satisfy the rating agency. To the extent it is not able to do so in a timely basis, the Fund may redeem shares of Preferred Stock in accordance with their terms.

         A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating.

Certain Provisions of the Articles and Articles Supplementary

        The Fund has provisions in its Articles that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's Directors or stockholders to amend the Articles or effect changes in the Fund's management. The provisions of the Articles may be regarded as "anti-takeover" provisions. The Articles provide for a staggered election of those Directors who are elected by the holders of Common Stock, with the Directors divided into three classes, each having a term of three years. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years for Stockholders to change a majority of the Board of Directors. This system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's Stockholders to change the majority of Directors.

        Under Article VIII of the Fund's Articles, a vote of the holders of shares representing at least 80% of the outstanding shares of the Fund's Common Stock and Preferred Stock of all series voting as a single class is necessary to effect any of the following actions unless the Continuing Directors (as defined in the Articles) of the Fund by the vote of at least 66-2/3% of such Directors, approve such action, in which case, except as otherwise required by law or the Articles of the Fund, with respect to those matters and transactions for which a stockholder vote is required under Maryland law, the requisite vote is at least a majority of the outstanding shares of the Fund's Common Stock and Preferred Stock of all series voting as a single class and with respect to those matters and transactions for which a stockholder vote is not required under Maryland law, no stockholder vote will be required:

              (i) any amendment to the Fund's Articles to make the Fund's Common Stock a "redeemable security" (as such term is defined in the 1940 Act) or to otherwise effect the conversion of the Fund from closed-end to open-end status under the 1940 Act;

              (ii) any amendment to the Article VI of the Fund's Articles to provide for fewer than three classes of Directors elected by the holders of Common Stock;

              (iii) any amendment to the Fund's Articles to reduce the 80% vote required by the holders of the Fund's Common Stock and the Preferred Stock or the 66-2/3% vote required by the Continuing Directors pursuant to Article VIII of the Fund's Articles;

              (iv) any amendment to Article X of the Fund's Articles providing that Articles VI, VIII and X may not be amended without the approval of holders of shares of stock representing at least 80% of the outstanding shares of the Fund's Common Stock and Preferred Stock of all series voting as a single class;

              (v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets;

              (vi) any merger or consolidation of the Fund with or into any other person;

              (vii)  the liquidation or dissolution of the Fund;

              (viii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any other person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for transactions of the Fund effected in the ordinary course of the Fund's investment activities; or

               (ix) the issuance or transfer by the Fund (in one transaction or a series of transactions) of any securities of the Fund to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $1,000,000 or more excluding (1) sales of any securities of the Fund in connection with a public offering thereof, (2) issuance of any securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund and (3) issuances of any securities for the Fund upon the exercise of any stock subscription rights distributed by the Fund.

         Articles Supplementary approved by the Board of Directors in August 2000 subject the Fund to certain provisions of Subtitle 8 of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions
(i) provide that the stockholders of the Fund may remove any director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors, (ii) require that the number of directors of the Fund shall be fixed only by the vote of the Board of Directors, (iii) provide that a vacancy on the Board of Directors due to an increase in the size of the Board or the death, resignation or removal of a director, may be filled only by the affirmative vote of the majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and (iv) provide that the Secretary of the Fund may call a special meeting of stockholders only on the written request of the stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

         The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices.

               CUSTODIAN, DIVIDEND PAYING AGENTS, TRANSFER AGENTS,
                          REGISTRARS AND AUCTION AGENT

         Pursuant to a Custodian Contract dated February 20, 1992, as amended from time to time, State Street Bank and Trust Company ("State Street"), One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund's custodian for assets of the Fund held in the United States. The Board has delegated various foreign custody responsibilities to State Street, as the "Foreign Custody Manager" for the Fund to the extent permitted under the 1940 Act and the rules thereunder. State Street has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board. State Street, its branches and sub-custodian generally hold certificates for the securities in their custody, but may, in certain cases, have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. See "Risk Factors and Special Considerations - Foreign Custody."

         [Name of Transfer Agent], [address], acts as the Fund's dividend paying agent, transfer agent and registrar for the Fund's Common Stock. Bankers Trust, 4 Albany Street, New York, New York 10006, acts as Auction Agent for the Preferred Stock and also acts as transfer agent, registrar, dividend disbursing agent and redemption agent for the Preferred Stock.

                                     EXPERTS

         The financial statements, insofar as they relate to the periods through October 31, 2001, included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, the Fund's independent accountants, given on the authority of said firm as experts in accounting and auditing. The principal place of business of PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036. The audit services they provide include examination of the financial statements of the Fund, services relating to filings by the Fund with the SEC and consultation on matters related to the preparation and filing of tax returns.

                            DISTRIBUTION ARRANGEMENTS


         Dealer Managers will act as Dealer Managers for the Offer ("Dealer Managers"). Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated [date on cover], among the Fund and the Dealer Managers ("Dealer Manager Agreement"), the Dealer Managers will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Managers a fee for their financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offer. The Dealer Manager fee will be borne by the Fund and indirectly by all of the Fund's Stockholders, including those who do not exercise their Rights.

         The Dealer Managers will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Managers ("Selling Group Members") selling fees equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the Offer as a result of their selling efforts. In addition, the Dealer Managers will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of shares of Common Stock held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Managers.

         In addition, the Fund may reimburse the Dealer Managers up to an aggregate of $50,000 for their reasonable expenses incurred in connection with the Offer. The Fund has agreed to indemnify the Dealer Managers or contribute to losses arising out of certain liabilities including liabilities under the 1933 Act. The Dealer Manager Agreement also provides that the Dealer Managers will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Managers or reckless disregard by the Dealer Managers of their obligations and duties under such Agreement.

         Prior to the expiration of the Offer, the Dealer Managers may independently offer for sale shares of Common Stock, including Shares acquired through purchasing and exercising the Rights, at prices they set. The Dealer Managers may realize profits or losses independent of any fees described in this Prospectus.

         In the ordinary course of their businesses, the Dealer Managers and their respective affiliates may engage in investment banking or financial transactions with the Fund, the Investment Manager, the Investment Adviser and their affiliates.

         The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to: the expense of preparation and printing of the Prospectus for the Offer, the expense of counsel and auditors in connection with the Offer, and the out-of-pocket expenses incurred by the Officers of the Fund and others in connection with the Offer.

         The principal business address of [Dealer Manager 1] is _______________________. The principal business address of [Dealer Manager 2] is _______________________. The principal business address of [Dealer Manager 3] is __________________________. The principal business address of [Dealer Manager 4] is _____________________.


                                  LEGAL MATTERS

         The validity of the shares offered hereby will be passed on for the Fund by Dechert, 1775 Eye Street, NW, Washington, DC 20006 and certain legal matters relating to the offering will be passed on for the Dealer Managers by [Dealer Managers' counsel], [address]. Dechert and [Dealer Managers' counsel] will rely as to matters of Maryland law on the opinion of Venable, Baetjer and Howard, Two Hopkins Plaza, Suite 1800, Baltimore, MD 21201-2978. Matters of Australian law will be passed on for the Fund by Stikeman, Elliott, Level 40 Chifley Tower, 2 Chifley Square, Sydney, NSW 2000, Australia. Matters of Canadian law will be passed on for the Fund by Stikeman, Elliott, 5300 Commerce Court West, Toronto, Ontario, M5L 1B9, Canada. Matters of New Zealand law will be passed on for the Fund by [New Zealand Counsel], [address], New Zealand. Matters of the law of Jersey, Channel Islands will be passed on for the Fund by [Jersey Counsel], [address], Jersey, Channel Islands. Matters of United Kingdom law will be passed on for the Fund by [UK Counsel],[address], United Kingdom. Matters of Swiss law will be passed on for the Fund by [Swiss Counsel], [address], Switzerland. Matters of the law of Singapore will be passed on for the Fund by [Singapore Counsel], [address], Singapore.

         Roy M. Randall, a partner of Stikeman, Elliott in Australia, serves as Secretary of the Fund. Margaret A. Bancroft, Sander M. Bieber and Allan S. Mostoff, members of Dechert, each serves as Assistant Secretary to the Fund.

Portfolio of Investments

As of October 31, 2001

Principal
Amount
Local
Currency (a)                                     Value
(000)                 Description                (US$)
-------------------------------------------------------
LONG-TERM INVESTMENTS -- 86.1%
AUSTRALIA -- 22.7%
Government Bonds -- 7.9%
A$
        Commonwealth of Australia,
1,500   12.00%, 11/15/01 ................       759,262
3,000   10.00%, 10/15/02 ................     1,600,162
2,000   9.50%, 8/15/03 ..................     1,105,195
1,000   10.00%, 2/15/06 .................       612,943
1,500   6.75%, 11/15/06 .................       829,706
1,000   10.00%, 10/15/07 ................       640,610
3,000   8.75%, 8/15/08 ..................     1,844,399
2,500   7.50%, 9/15/09 ..................     1,459,240
1,500   6.50%, 5/15/13 ..................       831,114
                                            -----------
        Total Australian
        government bonds
        (cost US$12,479,058) ............     9,682,631
                                            -----------
Semi-Government Bonds-- 9.0%
New South Wales-- 3.9%
        New South Wales Treasury
        Corporation,
2,000   8.00%, 12/01/01 .................     1,011,864
1,500   7.00%, 4/01/04 ..................       801,897
4,200   7.00%, 12/01/10 .................     2,358,379
        First Australian National
        Mortgage Acceptance
        Corporation, Series 22,
1,288   11.40%, 12/15/01 ................       654,911
                                            -----------
                                              4,827,051
                                            -----------
Queensland -- 1.9%
        Queensland Treasury Corporation,
2,000   8.00%, 5/14/03 (Global) .........     1,068,036
1,000   8.00%, 9/14/07 (Global) .........       580,519
1,250   6.00%, 6/14/21 ..................       652,114
                                            -----------
                                              2,300,669
                                            -----------
Victoria -- 1.5%
A$
        State Electricity Commission
        of Victoria,
  535   10.50%, 5/27/03 .................       294,422
        Treasury Corporation of Victoria,
1,000   9.00%, 6/27/05 ..................       572,695
1,500   10.25%, 11/15/06 ................       904,094
                                            -----------
                                              1,771,211
                                            -----------
Western Australia -- 1.7%
        Western Australia Treasury
        Corporation,
3,500   8.00%, 6/15/13 ..................     2,122,181
                                            -----------
        Total Australian
        semi-government bonds
        (cost US$13,180,192) ............    11,021,112
                                            -----------
Supranational -- 2.6%
        Eurofima,
3,500   9.875%, 1/17/07 .................     2,156,053
        Federal National Mortgage
        Association, Series EMTN,
2,000   6.375%, 8/15/07 .................     1,071,576
                                            -----------
        Total Australian dollar
        supernational bonds
        (cost US$3,221,689) .............     3,227,629
                                            -----------

Utilities -- 0.9%
        Telstra Corp.,
2,000   11.50%, 10/15/02 ................     1,077,209
                                            -----------
        Total Australian utility bonds
        (cost US$1,745,314) .............     1,077,209
                                            -----------

14 Aberdeen Commonwealth Income Fund, Inc.

As of October 31, 2001

Principal
Amount
Local
Currency (a)                                               Value
(000)                 Description                           (US$)
-------------------------------------------------------------------
Banking and Finance -- 0.2%
A$
          ING Mercantile Mutual Bank Ltd.,
   500    7.125%, 3/13/02 .............................     254,381
                                                        -----------
          Total Australian banking
          and finance bonds
          (cost US$379,514) ...........................     254,381
                                                        -----------

Corporate Non-Banks-- 2.1%
          Brisbane Airport Corporation, Ltd.,
 4,000    7.30%, 6/30/10 ..............................   2,185,342
          GE Capital Australia,
   600    6.75%, 9/15/07 ..............................     325,353
                                                        -----------
          Total Australian corporate
          non-bank bonds
          (cost US$2,507,134)..........................   2,510,695
                                                        -----------

          Total Australian long-term
          investments
          (cost US$33,512,901) ........................  27,773,657
                                                        -----------

CANADA -- 26.9%
Government Bonds -- 20.6%
C$
          Canadian Government,
 6,000    8.50%, 4/01/02 ..............................   3,877,764
 5,000    5.25%, 9/01/03 ..............................   3,286,745
 2,500    7.25%, 6/01/07 ..............................   1,801,242
 2,000    5.50%, 6/01/09 ..............................   1,322,249
 1,000    10.75%, 10/01/09.............................     873,824
 3,000    10.25%, 3/15/14 .............................   2,784,199
 4,000    8.00%, 6/01/23 ..............................   3,333,241
 8,000    9.00%, 6/01/25 ..............................   7,398,412
          Canada (Cayman),
   750    7.25%, 6/01/08 ..............................     535,354
                                                        -----------
          Total Canadian
          government bonds
          (cost US$27,436,077) ........................  25,213,030
                                                        -----------

Semi-Government Bonds -- 5.4%
British Columbia -- 1.3%
C$
          Province of British Columbia,
 2,000    9.50%, 1/09/12 ..............................   1,662,738
                                                        -----------

Ontario -- 0.9%
          Ontario Hydro,
   500    8.50%, 5/26/25 ..............................     413,639
          Province of Ontario,
 1,000    8.75%, 4/22/03 ..............................     684,262
                                                        -----------
                                                          1,097,901
                                                        -----------

Quebec -- 2.8%
          Quebec Hydro,
  1,500   7.00%, 6/01/04 ..............................   1,029,143
  1,000   2.512%, 1/28/05 (b) .........................     635,056
  2,000   9.625%, 7/15/22 .............................   1,757,343
                                                        -----------
                                                          3,421,542
                                                        -----------

Toronto -- 0.4%
          Metropolitan Municipality of Toronto,
    750   9.625%, 5/14/02 .............................     489,951
                                                        -----------
          Total Canadian
          semi-government bonds
         (cost US$7,117,360) ..........................   6,672,132
                                                        -----------

Utilities -- 0.3%
          Bell Telephone Company of Canada,
    500   10.50%, 7/15/09 .............................     334,791
                                                        -----------
          Total Canadian
          utility bonds
          (cost US$433,599) ...........................     334,791
                                                        -----------

                                      Aberdeen Commonwealth Income Fund, Inc. 15

As of October 31, 2001

Principal
Amount
Local
Currency(a)                                    Value
(000)          Description                     (US$)
------------------------------------------------------
Banking and Finance -- 0.6%
C$
         Credit Local de France,
1,000    6.75%, 3/21/06 .................      688,619
                                          ------------
         Total Canadian banking
         and finance bonds
         (cost US$709,119) ..............      688,619
                                          ------------
         Total Canadian
         long-term investments
         (cost US$35,696,155) ...........   32,908,572
                                          ------------

MALAYSIA -- 0.6%
Semi-Government Bonds -- 0.6%
MYR
         Danamodal Nasional Berhad,
3,100    0.00%, 10/21/03 ................      770,513
                                          ------------
         Total Malaysia
         long-term investments
         (cost US$740,333) ..............      770,513
                                          ------------

NEW ZEALAND -- 1.8%
Government Bonds -- 0.3%
NZ$
         Canadian Government,
1,000    6.625%, 10/03/07 ...............      424,500
                                          ------------
         Total New Zealand
         government bonds
         (cost US$557,544) ..............      424,500
                                          ------------

Utilities -- 0.7%
NZ$
         Electricity Corporation of
         New Zealand Ltd.,
1,000    8.00%, 2/15/03 .................      428,466
                                          ------------
         TCNZ Finance Limited,
1,000    9.25%, 7/01/02 .................      422,412
                                          ------------
         Total New Zealand
         utility bonds
         (cost US$1,189,893) ............      850,878
                                          ------------

Banking and Finance-- 0.2%
         Transpower Finance Ltd.,
500      8.00%, 6/15/05 .................      221,378
                                          ------------
         Total New Zealand
         banking and finance bonds
         (cost US$348,382) ..............      221,378
                                          ------------

Corporate Non-Banks-- 0.6%
         Housing New Zealand,
1,500    8.00%, 11/15/06 ................      674,999
                                          ------------
         Total New Zealand
         corporate non-bank bonds
         (cost US$806,899) ..............      674,999
                                          ------------
         Total New Zealand
         long-term investments
         (cost US$2,902,718) ............    2,171,755
                                          ------------

16 Aberdeen Commonwealth Income Fund, Inc.

As of October 31, 2001

Principal
Amount
Local
Currency(a)                                   Value
(000)         Description                     (US$)
-----------------------------------------------------
PHILIPPINES -- 0.1%
Government Bonds -- 0.1%
PHP
          Philippine Government,
 7,000    16.50%, 2/25/09 ...............     130,389
                                          -----------
          Total Philippine
          long-term investments
          (cost US$204,198) .............     130,389
                                          -----------

SINGAPORE -- 0.5%
Government Bonds -- 0.4%
SG$
          Singapore Government,
   100    3.00%, 11/01/02 ...............      55,896
   540    4.00%, 2/01/05 ................     316,132
    50    4.00%, 3/01/07 ................      29,678
    70    4.625%, 7/01/10 ...............      43,515
                                          -----------
          Total Singapore
          government bonds
          (cost US$444,966) .............     445,221
                                          -----------

Utilities -- 0.1%
          Singapore Power,
   250    4.60%, 9/21/07 ................     150,979
                                          -----------
          Total Singapore corporate
          non-bank bonds
          (cost US$144,047) .............     150,979
                                          -----------

          Total Singapore
          long-term investments
          (cost US$589,013) .............     596,200
                                          -----------

SOUTH KOREA -- 3.0%
Government Bonds -- 1.3%
US$
          EMBARC Ltd. Linked Note
          Series 1-9,
 2,000    5.660%, 8/18/03 (b)(c) ........   1,640,920
                                          -----------

Government Banks -- 1.7%
          EMBARC Ltd. Linked Note
          Series 1-7,
 2,600    5.044%, 6/28/02 (b)(d) ........   2,052,102
                                          -----------
          Total Korean
          long-term investments
          (cost US$4,257,612) ...........   3,693,022
                                          -----------

THAILAND -- 0.5%
Government Bonds -- 0.3%
THB
          Thailand Government,
 5,000    6.125%, 4/12/02 (e) ...........     113,554
   550    8.25%, 10/14/03 (e) ...........      13,534
12,000    8.00%, 12/08/06 (e) ...........     313,391
                                          -----------
          Total Thailand
          government bonds
          (cost US$491,869) .............     440,479
                                          -----------

Utilities -- 0.1%
          Eastern Water Resources
          Development and Management
          Company Limited,
 4,000    9.00%, 7/22/04 (e) ............      98,423
                                          -----------
          Total Thailand utility bonds
          (cost US$102,863) .............      98,423
                                          -----------

                                      Aberdeen Commonwealth Income Fund, Inc. 17

As of October 31, 2001

Principal
Amount
Local
Currency (a)                                          Value
(000)           Description                           (US$)
-------------------------------------------------------------
Corporate Non-Banks -- 0.1%
THB
          Advanced Info Service
          Public Company Limited,
5,200     6.50%, 3/20/03 (e) ..................       119,579
                                                 ------------
          Total Thailand corporate
          non-bank bonds
          (cost US$137,821) ...................       119,579
                                                 ------------
          Total Thailand
          long-term investments
          (cost US$732,553) ...................       658,481
                                                 ------------
UNITED KINGDOM -- 30.0%
Government Bonds -- 22.6%
(Pounds)
          United Kingdom Treasury,
1,000     7.00%, 11/06/01 .....................     1,454,786
1,500     8.00%, 6/10/03 ......................     2,312,263
  500     5.00%, 6/07/04 ......................       740,136
1,250     8.50%, 12/07/05 .....................     2,087,830
1,100     7.50%, 12/07/06 .....................     1,811,467
  500     5.75%, 12/07/09 .....................       783,940
1,500     8.00%, 9/27/13 ......................     2,858,821
  600     8.00%, 12/07/15 .....................     1,180,392
3,000     8.00%, 6/07/21 ......................     6,328,770
2,350     6.00%, 12/07/28 .....................     4,259,484
          Republic of Finland,
1,000     8.00%, 4/07/03 ......................     1,522,611
1,250     10.125%, 6/22/08 ....................     2,306,413
                                                 ------------
          Total United Kingdom
          government bonds
          (cost US$29,697,591) ................    27,646,913
                                                 ------------

Utilities -- 3.1%
(Pounds)
          British Gas PLC,
1,400     8.875%, 7/08/08 .....................     2,397,904
          Thames Water Utilities
          Finance PLC,
1,000     10.50%, 11/21/01 ....................     1,458,189
                                                 ------------
          Total United Kingdom
          utility bonds
          (cost US$4,037,929) .................     3,856,093
                                                 ------------

Banking and Finance -- 4.3%
          Abbey National Treasury
          Services PLC,
1,250     8.00%, 4/02/03 ......................     1,900,507
          Barclays Bank PLC,
1,000     9.875%, 5/29/49 .....................     1,776,791
          Lloyds Bank PLC,
  500     7.375%, 3/11/04 .....................       764,643
          Prudential Finance B.V.,
  500     9.375%, 6/04/07 .....................       855,174
                                                 ------------
          Total United Kingdom
          banking and finance bonds
          (cost US$5,061,377) .................     5,297,115
                                                 ------------

          Total United Kingdom
          long-term investments
          (cost US$38,796,897) ................    36,800,121
                                                 ------------

          Total long-term investments
          (cost US$117,432,380) ...............   105,502,710
                                                 ------------

18 Aberdeen Commonwealth Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2001

Principal
Amount
Local
Currency (a)                                    Value
(000)          Description                      (US$)
--------------------------------------------------------
SHORT-TERM INVESTMENTS -- 11.9%
Australia -- 1.2%
A$
          Banque Nationale de Paris
          Fixed Deposit,
2,895     4.25%, 11/01/01
          (cost US$1,460,669) ..............  1,460,669
                                             ----------
Canada -- 4.1%
C$
          State Street Bank and
          Trust Company Time Deposit,
7,891     2.40%, 11/07/01
          (cost US$4,999,367) ..............  4,973,528
                                             ----------
New Zealand -- 2.1%
NZ$
          State Street Bank and
          Trust Company Time Deposit,
6,075     4.40%, 11/07/01
          (cost US$2,524,770) ..............  2,508,368
                                             ----------
United Kingdom -- 0.7%
(Pounds)
          State Street Bank and
          Trust Company Fixed Deposit,
610       4.00%, 11/07/01
          (cost US$887,123) ................    887,123
                                             ----------
United States -- 3.8%
US$
4,710     Repurchase Agreement,
          State Street Bank and Trust
          Company, 2.48% dated
          10/31/01, due 11/01/01 in
          the amount of $4,710,324
          (collateralized by $3,375,000
          U.S. Treasury Bonds, 8.875% due
          8/15/17; value $4,818,258)
          (cost US $4,710,000) .............  4,710,000
                                             ----------
          Total short-term
          investments
          (cost US$14,581,929) ............. 14,539,688
                                             ----------

----------------------------------------------------------------------------------------------
Total Investments -- 98.0% (cost US$132,014,309)                                   120,042,398
Unrealized depreciation on forward foreign currency exchange contracts -- 0.0% (f)      (1,037)

Other assets in excess of liabilities-- 2.0%                                         2,497,796
----------------------------------------------------------------------------------------------
Total Net Assets -- 100.0%                                                        $122,539,157
==============================================================================================
(a) Portfolio securities are listed based on currency in which they are traded;
    A$ -- Australian dollar      NZ$ -- New Zealand dollar     THB -- Thailand Baht
    C$ -- Canadian dollar        PHP -- Philippine peso        (Pounds) -- British pound
    MYR -- Malaysian Ringgit     SG$ -- Singapore dollar       US$ -- United States dollar
(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at October 31, 2001.
(c) Value of security is linked to the value of Government of Korea 7.70%, 8/16/03 and the movement of the South Korean Won.
(d) Value of security is linked to the value of Korea Development Bank 7.01%, 6/26/02 and the movement of the South Korean Won.
(e) Securities, or a portion thereof, pledged as collateral for the forward currency exchange contracts.
(f) Forward foreign currency exchange contracts entered into as of October 31, 2001 were as follows:

-------------------------------------------------------------------------------------
Purchases
                                                                       Net Unrealized
Contracts to Receive  In exchange for  Settlement Date      Value       Depreciation
-------------------------------------------------------------------------------------
PHP 18,419,800           US$350,000       12/24/01       US$348,963        $(1,037)
                                                                           =======

                                      Aberdeen Commonwealth Income Fund, Inc. 19

Statement of Assets and Liabilities

October 31, 2001

Assets
Investments, at value (cost $132,014,309) ...................................    $120,042,398
Foreign currency, at value (cost $1,015,464) ................................       1,002,800
Cash ........................................................................             806
Interest receivable .........................................................       2,385,772
Prepaid expenses and other assets                                                      42,267
                                                                                -------------
   Total assets .............................................................     123,474,043
                                                                                -------------
Liabilities
Dividends and distributions payable--common stock ...........................         648,635
Investment management fee payable ...........................................          71,636
Administration fee payable ..................................................          22,042
Dividends payable--preferred stock ..........................................          15,876
Net unrealized depreciation on forward foreign exchange contracts ...........           1,037
Accrued expenses and other liabilities ......................................         175,660
                                                                                -------------
   Total liabilities ........................................................         934,886
                                                                                -------------
Total Net Assets ............................................................    $122,539,157
                                                                                =============
Total net assets were composed of:
Common stock:
   Par value ($.001 per share, applicable to 9,266,209 shares issued) .......    $      9,266
   Paid-in capital in excess of par .........................................     122,910,705
Preferred stock ($.001 par value per share and $25,000 liquidation
value per share applicable to 1,200 shares) .................................      30,000,000
                                                                                -------------
                                                                                  152,919,971
Distributions in excess of investment income ................................        (664,511)
Accumulated net realized losses on investment transactions ..................        (448,630)
Net unrealized appreciation on investments ..................................         706,495
Accumulated net realized foreign exchange losses ............................     (17,273,592)
Net unrealized foreign exchange losses ......................................     (12,700,576)
                                                                                -------------
Total Net Assets ............................................................    $122,539,157
                                                                                =============
Net assets applicable to common shareholders ................................    $ 92,539,157
                                                                                =============
Net asset value per common share ($92,539,157/9,266,209 shares of
   common stock issued and outstanding) .....................................    $       9.99
                                                                                =============

20 Aberdeen Commonwealth Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2001

Net Investment Income
Income
   Interest and discount earned (net of foreign withholding taxes of $ 170,270) .......   $ 8,548,715
                                                                                          -----------
Expenses
   Investment management fee ..........................................................       807,872
   Administration fee .................................................................       248,576
   Directors' fees and expenses .......................................................       155,146
   Reports to shareholders ............................................................       132,678
   Independent accountant's fees and expenses .........................................       112,030
   Legal fees and expenses ............................................................       115,536
   Custodian's fees and expenses ......................................................        98,587
   Insurance expense ..................................................................        79,451
   Auction agent's fees and expenses ..................................................        79,325
   Investor Relations fees and expenses ...............................................        73,568
   Registration fees ..................................................................        23,528
   Transfer agent's fees and expenses .................................................        19,210
   Miscellaneous ......................................................................        39,213
                                                                                          -----------
     Total operating expenses .........................................................     1,984,720
                                                                                          -----------
Net investment income .................................................................     6,563,995
                                                                                          -----------
Realized and Unrealized Gains (Losses) on Investments and
Foreign Currencies
   Net realized losses on investment transactions .....................................      (420,172)
   Net realized foreign exchange losses ...............................................    (4,541,817)
                                                                                          -----------
                                                                                           (4,961,989)
                                                                                          -----------
   Net change in unrealized appreciation of investments ...............................     3,076,210
   Net change in unrealized foreign exchange losses ...................................     2,579,210
                                                                                          -----------
                                                                                            5,655,420
                                                                                          -----------
Net gain on investments and foreign currencies ........................................       693,431
                                                                                          -----------
Net Increase in Net Assets Resulting from Operations ..................................   $ 7,257,426
                                                                                          ===========

                                      Aberdeen Commonwealth Income Fund, Inc. 21

Statement of Cash Flows

For the Year Ended October 31, 2001

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from operating activities
   Interest received .......................................................................    $  8,582,225
   Operating expenses paid .................................................................      (2,036,684)
   Purchases of short-term portfolio investments, net ......................................      (2,797,317)
   Purchases of long-term portfolio investments ............................................     (23,504,577)
   Proceeds from sales of long-term portfolio investments ..................................      29,790,107
   Other ...................................................................................          20,212
                                                                                                ------------
     Net cash provided from operating activities ...........................................      10,053,966
                                                                                                ------------
Cash flows used for financing activities
   Dividends paid to common shareholders ...................................................      (7,782,866)
   Dividends paid to preferred shareholders ................................................      (1,413,792)
                                                                                                ------------
     Net cash used for financing activities ................................................      (9,196,658)
                                                                                                ------------
Effect of exchange rate on cash ............................................................        (237,651)
                                                                                                ------------
Net increase in cash .......................................................................         619,657
   Cash at beginning of year ...............................................................         383,949
                                                                                                ------------
   Cash at end of year .....................................................................    $  1,003,606
                                                                                                ============
Reconciliation of Net Increase in Net Assets from
Operations to Net Cash (Including Foreign Currency)
Provided from Operating Activities
   Net increase in total net assets resulting from operations ..............................    $  7,257,426
                                                                                                ------------
   Decrease in investments .................................................................       2,992,080
   Net realized losses on investments ......................................................         420,172
   Net realized foreign exchange losses ....................................................       4,541,817
   Increase in unrealized depreciation on forward foreign exchange contracts ...............           3,562
   Net change in unrealized appreciation on investments ....................................      (3,076,210)
   Net change in unrealized foreign exchange losses ........................................      (2,579,210)
   Decrease in interest receivable .........................................................         414,550
   Decrease in receivable for investments sold .............................................       5,068,180
   Net decrease in other assets ............................................................          20,212
   Decrease in payable for investments purchased ...........................................      (4,956,649)
   Decrease in accrued expenses and other liabilities ......................................         (51,964)
                                                                                                ------------
   Total adjustments .......................................................................       2,796,540
                                                                                                ------------
Net cash provided from operating activities ................................................    $ 10,053,966
                                                                                                ============

22 Aberdeen Commonwealth Income Fund, Inc.

Statements of Changes in Net Assets

                                                                                       For the Year
                                                                                    Ended October 31,
                                                                              ----------------------------
                                                                                  2001             2000
----------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
   Net investment income ..................................................   $  6,563,995    $  7,522,827
   Net realized gains (losses) on investment transactions .................       (420,172)      2,020,497
   Net realized gains on futures transactions .............................             --          28,352
   Net realized foreign exchange losses ...................................     (4,541,817)     (5,683,079)
   Net change in unrealized appreciation/depreciation of investments ......      3,076,210      (2,122,298)
   Net change in unrealized foreign exchange losses .......................      2,579,210      (9,888,532)
                                                                              ------------    ------------
Net increase (decrease) in net assets resulting from operations ...........      7,257,426      (8,122,233)
                                                                              ------------    ------------
Dividends and distributions to shareholders
   Dividends to common shareholders from net investment income ............     (3,178,810)     (6,591,924)
   Dividends to preferred shareholders from net investment income .........     (1,429,668)     (1,514,672)
   Tax return of capital ..................................................     (4,604,057)             --
   Distributions to common shareholders from net realized gains
     on investment transactions ...........................................             --      (1,468,931)
   Distributions to preferred shareholders from net realized gains
     on investment transactions ...........................................             --        (312,268)
                                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
   distributions to shareholders ..........................................     (9,212,535)     (9,887,795)
                                                                              ------------    ------------
Total decrease in net assets ..............................................     (1,955,109)    (18,010,028)
Total Net Assets
Beginning of year .........................................................    124,494,266     142,504,294
                                                                              ------------    ------------
End of year (including distributions in excess of net
   investment income of ($664,511) and ($684,022),
   respectively) ..........................................................   $122,539,157    $124,494,266
                                                                              ============    ============

                                      Aberdeen Commonwealth Income Fund, Inc. 23

Financial Highlights

                                                                  For the Year Ended October 31,
                                                        ---------------------------------------------------
                                                           2001      2000      1999       1998       1997
                                                        ---------------------------------------------------
Per Share Operating Performance:
Net asset value per common share,
   beginning of year .................................  $  10.20  $  12.14  $   13.07  $   13.94   $  14.32
                                                        --------  --------  ---------  ---------   --------
Net investment income ................................      0.71      0.81       0.87       0.99       1.14
Net realized and unrealized gains (losses)
   on investments and foreign currencies .............      0.07     (1.68)     (0.70)     (0.73)     (0.34)
                                                        --------  --------  ---------  ---------   --------
   Total from investment operations ..................      0.78     (0.87)      0.17       0.26       0.80
                                                        --------  --------  ---------  ---------   --------
Dividends from net investment income to
   common shareholders ...............................     (0.34)    (0.71)     (0.62)     (0.87)     (0.99)
Dividends from net investment income to
   preferred shareholders ............................     (0.15)    (0.16)     (0.11)     (0.14)     (0.17)
Tax return of capital ................................     (0.50)       --         --         --         --
Distributions from net realized gains on investment
   transactions to common shareholders ...............        --     (0.16)     (0.33)     (0.08)     (0.02)
Distributions from net realized gains on investment
   transactions to preferred shareholders ............        --     (0.04)     (0.04)     (0.04)        --
                                                        --------  --------  ---------  ---------   --------
   Total dividends and distributions .................     (0.99)    (1.07)     (1.10)     (1.13)     (1.18)
                                                        --------  --------  ---------  ---------   --------
Net asset value per common share, end of year ........  $   9.99  $  10.20  $   12.14  $   13.07   $  13.94
                                                        ========  ========  =========  =========   ========
Market value, end of year ............................  $   9.00  $ 8.8750  $  10.375  $ 10.8125   $12.4375
                                                        ========  ========  =========  =========   ========
Number of shares of common stock
   outstanding (000 omitted) .........................     9,266     9,266      9,266      9,266      9,266
Total investment return based on:/(1)/
   Market value ......................................     11.20%    (6.11)%     4.89%     (5.59)%    13.78%
   Net asset value ...................................      7.40%    (7.78)%     1.53%      1.82%      5.76%
Ratio to Average Net Assets of Common
   Shareholders/(2)/Supplementary Data:
Net assets of common shareholders, end of
   period (000 omitted) ..............................  $ 92,539  $ 94,494  $ 112,504  $ 121,096   $129,158
Average net assets of common shareholders
   (000 omitted) .....................................    93,987   105,657    119,257    122,266    130,125
Operating expenses ...................................      2.11%     2.02%      1.95%      1.70%      1.63%
Net investment income available to
   common shareholders/(2)/ ..........................      5.46%     5.39%      5.53%      6.17%      6.88%
Portfolio turnover ...................................        17%       29%        40%        36%        24%
Senior securities (preferred stock)
   outstanding (000 omitted) .........................  $ 30,000  $ 30,000  $  30,000  $  30,000   $ 30,000
Asset coverage on preferred stock at year end ........       408%      415%       475%       504%       530%
-----------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.
(2) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 6.98%, 7.12%, 6.76%, 7.50% and 8.10%, respectively.

24 Aberdeen Commonwealth Income Fund, Inc.

Notes to Financial Statements


Note 1. Investment Objectives

Aberdeen Commonwealth Income Fund, Inc. (formerly known as The First Commonwealth Fund, Inc.) (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in Commonwealth Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund will seek to achieve its investment objective through investment in securities denominated in the Commonwealth Currencies and in Global Debt Securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

                                      Aberdeen Commonwealth Income Fund, Inc. 25

Net realized foreign exchange losses includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the US dollar.

The exchange rates of the Commonwealth Currencies utilized by the Fund at October 31, 2001 were US$0.50 to A$1.00, US$0.63 to C$1.00, US$0.41 to NZ$1.00,
US$1.45 to (Pounds)1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available are valued at fair value in good faith using methods determined by or under the direction of the Fund's Board of Directors.

Securities purchased with a maturity of less than 60 days are valued at amortized cost. Securities purchased with a maturity of greater than 60 days are valued at current market quotations until the 60th day prior to maturity. At that time, the value of the security on the 61st day prior to maturity is amortized on a straight-line basis to value the security for the remaining 60 days.

26 Aberdeen Commonwealth Income Fund, Inc.

Repurchase Agreements: In connection with transactions in repurchase agreements with US financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The initial adjustment required upon adoption of premium and discount amortization will decrease the recorded costs of its investments (but not their market value) by $3,549,925. Additionally, had this principle been in effect during the year ended October 31, 2001, the Fund estimates that net investment income would have decreased by approximately $0.11 per share (1.1% of net assets) and realized and unrealized gain (loss) per share would have increased (decreased) by the same amount. Because the Fund determines its required

                                      Aberdeen Commonwealth Income Fund, Inc. 27
distributions under Federal income tax laws, adoption of this principle will not affect the amount or composition of distributions paid to shareholders.

Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract if the counter-party does not perform under the contract.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Financial futures contracts: A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of October 31, 2001, there were no open futures contracts.

Options: When the fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related

28 Aberdeen Commonwealth Income Fund, Inc.

premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of October 31, 2001, there were no open option contracts.

Dividends: Dividends and distributions to common shareholders are recorded on the ex-dividend date. These are based upon net investment income, capital and currency gains and, to the extent necessary, return of capital. This is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in Note 5.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the year ended October 31, 2001, the Fund decreased distributions in excess of net investment income by $2,668,051, increased accumulated net realized losses on investments by $342,342 and decreased accumulated net realized foreign exchange losses by $2,417,202, resulting in a decrease to paid-in capital in excess of par by $4,742,911. Net investment income, net realized losses on investments and net assets were not affected by this change.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into US dollars or another Commonwealth Currency and realized currency gains and losses on non-Commonwealth currencies are recognized for tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund's policy to meet the requirements of the United States of America Internal Revenue Code applicable

                                      Aberdeen Commonwealth Income Fund, Inc. 29
to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

The Fund has agreements with Aberdeen Asset Managers (C.I.) Limited (formerly known as EquitiLink International Management Limited) (the "Investment Manager"), Aberdeen Asset Management Limited (formerly known as EquitiLink Australia Limited) (the "Investment Adviser"), and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management Plc. The Investment Manager has entered into an agreement with CIBC World Markets, Inc. (the "Consultant").

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at the annual rate of 0.20% of the Fund's

30 Aberdeen Commonwealth Income Fund, Inc.

average weekly net assets, subject to a minimum annual payment of $150,000 ($12,500 per month). The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

The Investment Manager informed the Fund that it paid $306,388 to the Investment Adviser and $12,000 to the Consultant during the year ended October 31, 2001.

Effective March 1, 2000, the Fund entered into an agreement with EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management ("AAM")), a wholly-owned subsidiary of Aberdeen Asset Managers (C.I.) Limited, to provide investor relations services. This agreement provides AAM with a monthly retainer of $4,000 plus out of pocket expenses. For the year ended October 31, 2001, the Fund paid AAM $55,747.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 aggregated $18,547,928 and $24,718,365, respectively.

The United States of America federal income tax basis of the Fund's investments at October 31, 2001 was $119,355,870 and accordingly, net unrealized appreciation for United States federal income tax purposes was $686,528 (gross unrealized appreciation -- $3,078,234, gross unrealized depreciation --$2,391,706.)

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2001 of approximately $428,662 which expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

Note 5. Capital

There are 300 million shares of $.001 par value common stock authorized and 9,266,209 shares outstanding at October 31, 2001.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to net asset value is at least 10%. Through October 31, 2001,

                                      Aberdeen Commonwealth Income Fund, Inc. 31

Notes to Financial Statements (concluded)

there have been no share repurchases through this program.

There are 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstanding consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 2.760% to 6.634% during the year ended October 31, 2001. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

Note 6. Subsequent Dividends

Subsequent to October 31, 2001, the Board of Directors of the Fund declared a distribution of $ 0.07 per common share payable on December 14, 2001 to common shareholders of record on November 30, 2001.

Subsequent to October 31, 2001, dividends and distributions declared and paid on preferred shares totaled approximately $86,112 for the outstanding preferred share series through December 13, 2001.

32 Aberdeen Commonwealth Income Fund, Inc.

Report of Independent Accountants


To the Shareholders and the Board of Directors of Aberdeen Commonwealth Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Commonwealth Income Fund, Inc. (the "Fund," formerly known as The First Commonwealth Fund, Inc.) at October 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 13, 2001

                                      Aberdeen Commonwealth Income Fund, Inc. 33

Portfolio of Investments (unaudited)

As of April 30, 2002

Principal
Amount
Local
Currency(a)                                               Value
(000)              Description                            (US$)
-------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 107.0%
AUSTRALIA -- 26.6%
Government Bonds -- 7.9%
A$
          Commonwealth of Australia,
3,000     10.00%, 10/15/02 .........................    1,650,634
2,000     9.50%, 8/15/03 ...........................    1,132,994
1,000     10.00%, 10/15/07 .........................      640,812
  500     8.75%, 8/15/08 ...........................      307,762
2,500     7.50%, 9/15/09 ...........................    1,458,050
1,500     6.50%, 5/15/13 ...........................      823,937
          Federal National Mortgage
          Association, Series EMTN,
2,000     6.375%, 8/15/07 ..........................    1,083,009
                                                      -----------
          Total government bonds
          (cost US$8,211,062) ......................    7,097,198
                                                      -----------

Semi-Government Bonds -- 12.3%
New South Wales -- 3.6%
          New South  Wales Treasury Corporation,
1,500     7.00%, 4/01/04 ............................     828,087
4,200     7.00%, 12/01/10 ...........................   2,347,420
                                                      -----------
                                                        3,175,507
                                                      -----------

Queensland -- 4.4%
          Queensland Treasury Corporation,
2,000     8.00%, 5/14/03 (Global) ..................    1,106,112
1,000     8.00%, 9/14/07 (Global) ..................      585,928
3,000     6.00%, 6/14/11 ...........................    1,571,228
1,250     6.00%, 6/14/21 ...........................      629,532
                                                      -----------
                                                        3,892,800
                                                      -----------

Victoria -- 2.0%
          State Electricity Commission of
          Victoria,
  535     10.50%, 5/27/03 ..........................      303,059
          Treasury Corporation of Victoria,
1,000     9.00%, 6/27/05 ...........................      583,202
1,500     10.25%, 11/15/06 .........................      939,516
                                                      -----------
                                                        1,825,777
                                                      -----------

Western Australia -- 2.3%
A$

          Western Australia Treasury Corporation,
3,500     8.00%, 6/15/13 ...........................    2,097,785
                                                      -----------
          Total Australian
          semi-government bonds
          (cost US$11,942,572 ......................   10,991,869
                                                      -----------

Supranational -- 2.4%
          Eurofima,
3,500     9.875%, 1/17/07 ..........................    2,172,296
                                                      -----------
          Total Australian dollar supranational
          bonds
          (cost US$1,397,461) ......................    2,172,296
                                                      -----------

Utilities -- 1.2%
          Telstra Corp.,
2,000     11.50%, 10/15/02 .........................    1,105,259
                                                      -----------
          Total Australian utility bonds
          (cost US$1,397,461) ......................    1,105,259
                                                      -----------

Corporate Non-Banks -- 2.8%
          Brisbane Airport
          Corporation, Ltd.,
4,000     7.30%, 6/30/10 ...........................    2,219,872
          GE Capital
          Australia,
  600     6.75%, 9/15/07 ...........................      326,186
                                                      -----------
          Total Australian corporate
          non-bank bonds
          (cost US$2,501,827) ......................    2,546,058
                                                      -----------

          Total Australian
          long-term investments
          (cost US$26,182,633) .....................   23,912,680
                                                      -----------

14  Aberdeen Commonwealth Income Fund, Inc.

As of April 30, 2002

Principal
Amount
Local
Currency (a)                                       Value
(000)             Description                      (US$)
-----------------------------------------------------------
CANADA -- 25.2%
Government Bonds -- 16.8%
C$
          Canadian Government,
2,500     7.25%, 6/01/07 ...................      1,737,530
3,000     10.25%, 3/15/14 ..................      2,651,742
4,000     8.00%, 6/01/23 ...................      3,171,740
8,000     9.00%, 6/01/25 ...................      7,018,360
          Canada (Cayman),
  750     7.25%, 6/01/08 ...................        515,799
                                              -------------
          Total Canadian
          government bonds
          (cost US$16,354,692 ..............     15,095,171
                                               ------------

Semi-Government Bonds -- 7.3%
British Columbia -- 1.8%
          Province of British Columbia,
2,000     9.50%, 1/09/12 ...................      1,605,160
                                               ------------
Ontario -- 1.2%
          Ontario Hydro,
  500     8.50%, 5/26/25 ...................        400,182
          Province of Ontario,
1,000     8.75%, 4/22/03 ...................        669,752
                                               ------------
                                                  1,069,934
                                               ------------

Quebec -- 3.8%
          Quebec Hydro,
1,500     7.00%, 6/01/04 ...................      1,006,541
1,000     2.857%, 1/28/05(b) ...............        641,345
2,000     9.625%, 7/15/22 ...................      1,730,607
                                              -------------
                                                  3,378,493
                                              -------------

Toronto -- 0.5%
          Metropolitan Municipality
          of Toronto,
  750     9.625%, 5/14/02 ..................        478,824
                                              -------------
          Total Canadian
          semi-government bonds
          (cost US$7,009,899) ..............      6,532,411
                                              -------------

Utilities -- 0.4%
C$
          Bell TelephoneCompany
          of Canada,
  500     10.50%, 7/15/09 ..................        326,438
                                              -------------
          Total Canadian utility bonds
          (cost US$428,832) ................        326,438
                                              -------------

Banking and Finance -- 0.7%
          Credit Local de France,
1,000     6.75%, 3/21/06 ...................        667,479
                                              -------------
          Total Canadian banking
          and finance bonds
          (cost US$710,755) ................        667,479
                                              -------------
          Total Canadian
          long-term investments
          (cost US$24,504,178) .............     22,621,499
                                              -------------

MALAYSIA -- 0.9%
Semi-Government Bonds -- 0.9%
MYR
          Danamodal Nasional Berhad,
3,100     0.00%, 10/21/03 ..................        780,466
                                              -------------
          Total Malaysia
          long-term investments
          (cost US$758,664) ................        780,466
                                              -------------

NEW ZEALAND -- 11.6%
Government Bonds -- 0.5%
NZ$
          Canadian Government,
1,000     6.625%, 10/03/07 .................        439,182
                                              -------------
          Total New Zealand
          government bonds
          (cost US$553,653) ................        439,182
                                              -------------

Utilities -- 1.0%
          Electricity Corporation of
          New Zealand Ltd.,
1,000     8.00%, 2/15/03 ...................        453,519
          TCNZ Finance Limited,
1,000     9.25%, 7/01/02 ...................        449,401
                                              -------------
          Total New Zealand
          utility bonds
          (cost US$1,150,172) ..............        902,920
                                              -------------

                                      Aberdeen Commonwealth Income Fund, Inc. 15

As of April 30, 2002

Principal
Amount
Local
Currency(a)                               Value
(000)          Description                (US$)
-------------------------------------------------
Banking and Finance -- 9.3%
NZ$
         Bayerische Hypo- und
         Vereinsbank AG,
 2,000   7.00%, 9/14/05 .............     892,279
         Commerzbank AG,
 3,500   8.00%, 2/07/05 .............   1,600,939
         Landesbank
         Baden-Wuerttemberg,
 6,500   5.25%, 1/06/05 .............   2,800,021
         Landesbank Hessen-
         Thueringen Girozentrale,
 4,000   7.00%, 12/17/07 ............   1,779,994
         Transpower Finance Ltd.,
   500   8.00%, 6/15/05 .............     230,020
         WestPac Trust Securities
 2,500   6.00%, 4/28/04 .............   1,102,528
                                      -----------
         Total New Zealand
         banking and finance bonds
         (cost US$8,271,258) ........   8,405,781
                                      -----------

Corporate Non-Banks -- 0.8%
         Housing New Zealand,
 1,500   8.00%, 11/15/06 ............     696,663
                                      -----------
         Total New Zealand
         corporate non-bank bonds
         (cost US$797,822) ..........     696,663
                                      -----------
         Total New Zealand
         long-term investments
         (cost US$10,772,905) .......  10,444,546
                                      -----------

PHILIPPINES -- 0.2%
Government Bonds -- 0.2%
PHP
         Philippine Government,
 7,000   16.50%, 2/25/09 ............     165,081
                                      -----------
         Total Philippine
         long-term investments
         (cost US$201,468) ..........     165,081
                                      -----------

SINGAPORE -- 0.7%
Government bonds -- 0.5%
SG$
         Singapore Government,
   100   3.00%, 11/01/02 ............      55,729
    50   4.00%, 3/01/07 .............      28,893
   700   4.625%, 7/01/10 ............     408,641
                                      -----------
         Total Singapore
         government bonds
         (cost US$502,841) ..........     493,263
                                      -----------

Utilities -- 0.2%
         Singapore Power,
   250   4.60%, 9/21/07 .............     145,595
                                      -----------
         Total Singapore corporate
         non-bank bonds
         (cost US$143,812) ..........     145,595
                                      -----------
         Total Singapore
         long-term investments
         (cost US$646,653) ..........     638,858
                                      -----------

SOUTH KOREA -- 4.1%
Government Bonds -- 1.8%
US$
         EMBARC Ltd. Linked Note
         Series 1-9,
 2,000   5.523%, 8/18/03 (b)(c) .....   1,601,320
                                      -----------
Government Banks -- 2.3%
         EMBARC Ltd. Linked Note
         Series 1-7,
 2,600   4.953%, 6/28/02 (b)(d) .....   2,026,882
                                      -----------
         Total Korean
         long-term investments
         (cost US$4,404,297) ........   3,628,202
                                      -----------

THAILAND -- 0.6%
Government Bonds -- 0.4%
THB
         Thailand Government,
   550   8.25%, 10/14/03 (e) ........      13,788
12,000   8.00%, 12/08/06 (e) ........     328,890
                                      -----------
         Total Thailand
         government bonds
         (cost US$342,477) ..........     342,678
                                      -----------

16 Aberdeen Commonwealth Income Fund, Inc.

As of April 30, 2002

Principal
Amount
Local
Currency  (a)                                      Value
(000)            Description                       (US$)
-----------------------------------------------------------
Utilities -- 0.1%
THB
          Eastern Water Resources
          Development and Management
          Company Limited,
5,000     9.00%, 7/22/04 (e)..................      128,563
                                                -----------
          Total Thailand utility bonds
          (cost US$127,001)...................      128,563
                                                -----------
Corporate Non-Banks -- 0.1%
          Advanced Info Service
          Public Company Limited,
2,600     6.50%, 3/20/03 (e)................         61,996
                                              -------------
          Total Thailand corporate
          non-bank bonds
          (cost US$68,911)..................         61,996
                                              -------------
          Total Thailand
          long-term investments
          (cost US$538,389).................        533,237
                                              -------------

UNITED KINGDOM -- 36.1%
Government Bonds -- 27.7%
(Pounds)

          United Kingdom Treasury,
1,500     8.00%, 6/10/03 ...................      2,267,440
  500     5.00%, 6/07/04 ...................        731,326
1,250     8.50%, 12/07/05 ..................      2,022,127
1,100     7.50%, 12/07/06 ..................      1,751,310
  500     5.75%, 12/07/09 ..................        752,258
1,500     8.00%, 9/27/13 ...................      2,690,813
  600     8.00%, 12/07/15 ..................      1,109,075
3,000     8.00%, 6/07/21 ...................      5,874,561
2,350     6.00%, 12/07/28 ..................      3,908,429
          Republic of Finland,
1,000     8.00%, 4/07/03 ...................      1,495,904
1,250     10.125%, 6/22/08 .................      2,225,510
                                              -------------
          Total United Kingdom
          government bonds
          (cost US$27,188,019) .............     24,828,753
                                              -------------

Utilities -- 2.6%
          British Gas PLC,
1,400     8.875%, 7/08/08 ..................      2,335,501
                                              -------------
          Total United Kingdom
          utility bonds
          (cost US$2,201,821) ..............      2,335,501
                                              -------------

Banking and Finance -- 5.8%
(Pounds)

          Abbey National Treasury
          Services PLC,
1,250     8.00%, 4/02/03 ...................      1,867,984
          Barclays Bank PLC,
1,000     9.875%, 5/29/49 ..................      1,731,943
          Lloyds Bank PLC,
  500     7.375%, 3/11/04 ..................        752,838
          Prudential Finance B.V.,
  500     9.375%, 6/04/07 ..................        840,523
                                              -------------
          Total United Kingdom
          banking and finance bonds
          (cost US$5,046,140) ..............      5,193,288
                                              -------------

          Total United Kingdom
          long-term investments
          (cost US$34,435,980) .............     32,357,542
                                              -------------

UNITED STATES -- 1.0%
Yankee Bonds -- 1.0%
US$
          AES China Generating
          Company,
  100     10.125%, 12/15/06 ................         91,500
          Cable & Wireless
          Optus Finance,
  100     8.00%, 6/22/10 ...................        111,423
          CNOOC Finance Ltd.,
   50     6.375%, 3/08/12 ..................         49,798
          Korea Development Bank
  200     5.25%, 11/16/06 ..................        200,729
          Malaysia Government,
   50     7.50%, 7/15/11 ...................         53,095
          PCCW-HKTC Capital Ltd.,
  200     7.75%, 11/15/11 ..................        199,991
          Republic of Philippines,
   50     8.375%, 3/12/09 ..................         50,923
   50     9.375%, 1/18/17 ..................         52,375
  100     9.875%, 1/15/19 ..................        104,367
                                              -------------
          Total United States
          long-term bonds
          (cost US$887,322) ................        914,201
                                              -------------
          Total long-term investments
          (cost US$103,332,489) ........... .    95,996,312
                                              -------------

                                      Aberdeen Commonwealth Income Fund, Inc. 17

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2002

Principal
Amount
Local
Currency (a)                               Value
(000)          Description                 (US$)
---------------------------------------------------
SHORT-TERM INVESTMENTS -- 25.0%
Australia -- 5.0%
A$
          Banque Nationale de Paris
          Fixed Deposit,
8,303     4.00%, 5/01/02
          (cost US$4,458,545) .......     4,458,544
                                        -----------
Canada -- 3.6%
C$

          State Street Bank and
          Trust Company Time Deposit,
2,572     1.75%, 5/01/02 .............    1,638,530
2,544     1.75%, 5/08/02 .............    1,620,692
                                        -----------
          (cost US$3,253,811) ........    3,259,222
                                        -----------
New Zealand -- 2.2%
NZ$

          State Street Bank and
          Trust Company Fixed Deposit
4,338     4.25%, 5/08/02
          (cost US$1,941,255) ........    1,941,255
                                        -----------
United Kingdom -- 4.0%
(Pounds)
          State Street Bank and
          Trust Company Fixed Deposit
2,439     3.875%, 5/01/02
          (cost US$3,533,623).........    3,554,355
                                        -----------
United States -- 10.2%
US$
9,167     Repurchase Agreement, State
          Street Bank and Trust
          Company, 1.77% dated
          4/30/02, due 5/01/02 in the
          amount of $9,167,451
          (collateralized by $8,995,000
          U.S.Treasury Notes, 5.625%
          due 5/15/08; value
          $9,354,800)
          (cost US$9,167,000).........    9,167,000
                                        -----------
          Total short-term investments
          (cost US$22,354,234) .......   22,380,376
                                        -----------

-----------------------------------------------------------------------------------------------------
Total Investments-- 132.0% (cost US$125,686,723)                                          118,376,688
Net unrealized appreciation on forward foreign currency exchange contracts-- 0.0% (f)           2,586
Other assets in excess of liabilities-- 1.5%                                                1,404,884
Liquidation value of preferred stock-- (33.5%)                                            (30,000,000)
-----------------------------------------------------------------------------------------------------
Net Assets Applicable to Common Shareholders-- 100.0%                                    $ 89,784,158
-----------------------------------------------------------------------------------------------------
(a) Portfolio securities are listed based on currency in which they are traded;
    A$ -- Australian dollar      NZ$ -- New Zealand dollar    THB -- Thailand Baht
    C$ -- Canadian dollar        PHP -- Philippine peso       (Pounds) -- British pound
    MYR -- Malaysian Ringgit     SG$ -- Singapore dollar      US$ -- United States dollar
(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at April 30, 2002.
(c) Value of security is linked to the value of Government of Korea 7.70%,
    8/16/03 and the movement of the South Korean Won.
(d) Value of security is linked to the value of Korea Development Bank 7.01%,
    6/26/02 and the movement of the South Korean Won.
(e) Securities, or a portion thereof, pledged as collateral for forward currency exchange contracts.
(f) Forward foreign currency exchange contracts entered into as of April 30,
    2002 were as follows:

-----------------------------------------------------------------------------------------
Purchases
                                                                            Unrealized
Contracts to Receive   In exchange for   Settlement Date       Value       Appreciation
-----------------------------------------------------------------------------------------
CNY 828,800              US $100,000         07/24/02       US $100,064      $    64
PHP 34,897,600           US $680,000         07/29/02       US $682,321        2,321
TWD 7,874,630            US $227,000         07/25/02       US $227,201          201
                                                                              ------
                                                                              $2,586
                                                                              ======


 18 Aberdeen Commonwealth Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

April 30, 2002

Assets
Investments, at value (cost $125,686,723) ....................................  $ 118,376,688
Foreign currency, at value (cost $3,097,639) .................................      3,123,663
Cash .........................................................................        112,287
Interest receivable ..........................................................      2,465,958
Net unrealized appreciation on forward foreign exchange contracts ............          2,586
Prepaid expenses .............................................................         12,700
                                                                                -------------
   Total assets ..............................................................    124,093,882
                                                                                -------------
Liabilities
Payable for investments purchased ............................................      3,452,221
Dividends and distributions payable--common stock ............................        555,973
Investment management fee payable ............................................         68,093
Administration fee payable ...................................................         20,952
Accrued expenses and other liabilities .......................................        212,485
                                                                                -------------
   Total liabilities .........................................................      4,309,724
                                                                                -------------
Preferred Stock
$.001 par value per share and $25,000 liquidation value per share ............     30,000,000
                                                                                -------------
Net Assets Applicable to Common Shareholders .................................  $  89,784,158
                                                                                =============
Composition of Net Assets Applicable to Common Shareholders
Common stock (par value $.001 per share) .....................................  $       9,266
Paid-in capital in excess of par .............................................    122,910,705
Distributions in excess of investment income .................................     (5,652,726)
Accumulated net realized losses on investment transactions ...................       (283,097)
Net unrealized depreciation on investments ...................................       (440,797)
Accumulated net realized foreign exchange losses .............................    (19,963,767)
Net unrealized foreign exchange losses .......................................     (6,795,426)
                                                                                -------------
Net Assets Applicable to Common Shareholders .................................  $  89,784,158
                                                                                =============
Net asset value per common share based on (9,266,209 shares
   issued and outstanding) ...................................................  $        9.69
                                                                                =============

                                      Aberdeen Commonwealth Income Fund, Inc. 19

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2002

Net Investment Income
Income
   Interest and discount earned (net of foreign withholding taxes of $66,111) ..   $  3,327,495
                                                                                   ------------
Expenses
   Investment management fee ...................................................        385,889
   Administration fee ..........................................................        118,735
   Directors' fees and expenses ................................................         83,071
   Reports to shareholders .....................................................         74,713
   Independent accountant's fees and expenses ..................................         57,962
   Custodian's fees and expenses ...............................................         48,338
   Auction agent's fees and expenses ...........................................         38,075
   Legal fees and expenses .....................................................         33,517
   Investor relations fees and expenses ........................................         30,313
   Insurance expense ...........................................................         26,481
   Registration fees ...........................................................         12,397
   Transfer agent's fees and expenses ..........................................         10,339
   Miscellaneous ...............................................................         17,639
                                                                                   ------------
     Total operating expenses ..................................................        937,469
                                                                                   ------------
Net investment income ..........................................................      2,390,026
                                                                                   ------------
Realized and Unrealized Gains (Losses) on Investments and
Foreign Currencies
   Net realized gains on investment transactions ...............................        165,533
   Net realized foreign exchange losses ........................................     (2,690,175)
                                                                                   ------------
                                                                                     (2,524,642)
                                                                                   ------------
   Net change in unrealized depreciation of investments ........................     (4,288,434)
   Net change in unrealized foreign exchange losses ............................      5,496,367
                                                                                   ------------
                                                                                      1,207,933
                                                                                   ------------
Net loss on investments and foreign currencies .................................     (1,316,709)
                                                                                   ------------
Net increase in Net Assets from Operations .....................................      1,070,317
                                                                                   ------------
Dividends to Shareholders from Net Investment Income
   Preferred Stock .............................................................       (307,524)
                                                                                   ------------
Net Increase in Net Assets Applicable to Common Shareholders
Resulting from Operations ......................................................   $    765,793
                                                                                   ============

20 Aberdeen Commonwealth Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2002

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from operating activities
   Interest received .....................................................................................     $  3,571,389
   Operating expenses paid ...............................................................................         (905,277)
   Purchases of short-term portfolio investments, net ....................................................       (7,466,944)
   Purchases of long-term portfolio investments ..........................................................       (7,831,065)
   Proceeds from sales of long-term portfolio investments ................................................       18,711,105
   Dividends paid to preferred shareholders ..............................................................         (323,400)
   Other .................................................................................................           29,567
                                                                                                               ------------
     Net cash provided from operating activities .........................................................        5,785,375
                                                                                                               ------------
Cash flows used for financing activities
   Dividends paid to common shareholders .................................................................       (3,613,454)
                                                                                                               ------------
     Net cash used for financing activities ..............................................................       (3,613,454)
                                                                                                               ------------
Effect of exchange rate on cash ..........................................................................           60,423
                                                                                                               ------------
Net increase in cash .....................................................................................        2,232,344
   Cash at beginning of period ...........................................................................        1,003,606
                                                                                                               ------------
   Cash at end of period .................................................................................     $  3,235,950
                                                                                                               ============

Reconciliation of Net Increase in Net Assets Applicable to Common Shareholders from Operations to
Net Cash (Including Foreign Currency) Provided from Operating Activities
   Net increase in net assets applicable to common shareholders resulting from operations ................     $    765,793
                                                                                                               ------------
   Decrease in investments ...............................................................................          231,283
   Net realized gains on investments .....................................................................         (165,533)
   Net realized foreign exchange losses ..................................................................        2,690,175
   Net change in unrealized appreciation/depreciation on investments .....................................        4,288,434
   Net change in unrealized foreign exchange losses ......................................................       (5,496,367)
   Increase in interest receivable .......................................................................          (26,514)
   Net decrease in other assets ..........................................................................           29,567
   Increase in payable for investments purchased .........................................................        3,452,221
   Decrease in payable for preferred dividends ...........................................................          (15,876)
   Increase in accrued expenses and other liabilities ....................................................           32,192
                                                                                                               ------------
   Total adjustments .....................................................................................        5,019,582
                                                                                                               ------------
Net cash provided from operating activities ..............................................................     $  5,785,375
                                                                                                               ============

                                      Aberdeen Commonwealth Income Fund, Inc. 21

Statements of Changes in Net Assets

                                                                                                  For the Six
                                                                                                  Months Ended         For the Year
                                                                                                 April 30, 2002           Ended
                                                                                                   (unaudited)         Oct. 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Applicable to Common Shareholders
Operations
   Net investment income ...................................................................       $  2,390,026        $  6,563,995
   Net realized gains (losses) on investment transactions ..................................            165,533            (420,172)
   Net realized foreign exchange losses ....................................................         (2,690,175)         (4,541,817)
   Net change in unrealized appreciation/depreciation of investments .......................         (4,288,434)          3,076,210
   Net change in unrealized foreign exchange gains/losses ..................................          5,496,367           2,579,210
                                                                                                   ------------        ------------
   Net Increase in Net Assets from Operations ..............................................          1,070,317           7,257,426
                                                                                                   ------------        ------------
Dividends to shareholders from net investment income
   Preferred stock .........................................................................           (307,524)         (1,429,668)
                                                                                                   ------------        ------------
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations .....            765,793           5,827,758
                                                                                                   ------------        ------------
   Dividends and distributions to common shareholders from net investment income ...........         (3,520,792)         (3,178,810)
   Tax return of capital ...................................................................                 --          (4,604,057)
                                                                                                   ------------        ------------
Net decrease in net assets applicable to common shareholders resulting from
   dividends and distributions .............................................................         (3,520,792)         (7,782,867)
                                                                                                   ------------        ------------
Total decrease in net assets applicable to common shareholders .............................         (2,754,999)         (1,955,109)
Net Assets Applicable to Common Shareholders
Beginning of period ........................................................................         92,539,157          94,494,266
                                                                                                   ------------        ------------
End of period (including distributions in excess of net investment income of
   ($5,652,726) and ($664,511), respectively) ..............................................       $ 89,784,158        $ 92,539,157
                                                                                                   ============        ============

22 Aberdeen Commonwealth Income Fund, Inc.

Financial Highlights

                                                                                      For the Six
                                                                                      Months Ended      For the Year Ended
                                                                                     April 30, 2002         October 31,
                                                                                                      ------------------------
                                                                                    (unaudited)/(1)/    2001          2000
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share, beginning of period ..............................   $     9.99     $   10.20     $    12.14
                                                                                       ----------     ---------     ----------
Net investment income ..............................................................         0.26          0.71           0.81
Net realized and unrealized gains (losses) on investments and foreign currencies ...        (0.15)         0.07          (1.68)
Dividends to preferred shareholders:
  From net investment income .......................................................        (0.03)        (0.15)         (0.16)
  From net realized gains on investment transactions ...............................           --            --          (0.04)
                                                                                       ----------     ---------     ----------
  Total from investment operations applicable to common shareholders ...............         0.08          0.63          (1.07)
                                                                                       ----------     ---------     ----------
Dividends and distributions to common shareholders:
  From net investment income .......................................................        (0.38)        (0.34)         (0.71)
  Tax return of Capital ............................................................           --         (0.50)            --
  From net realized gains on investment transactions ...............................           --            --          (0.16)
                                                                                       ----------     ---------     ----------
  Total dividends and distributions ................................................        (0.38)        (0.84)         (0.87)
                                                                                       ----------     ---------     ----------
Net asset value per common share, end of period ....................................   $     9.69     $    9.99     $    10.20
                                                                                       ==========     =========     ==========
Market value, end of period ........................................................   $     8.85     $    9.00     $   8.8750
                                                                                       ==========     =========     ==========
Number of shares of common stock outstanding (000 omitted) .........................        9,266         9,266          9,266
Total investment return based on:/(2)/
  Market value .....................................................................         3.46%        11.20%         (6.11)%
  Net asset value ..................................................................         1.64%         7.40%         (7.78)%
Ratio to Average Net Assets Applicable to Common
Shareholders/(3)//Supplementary Data:
Net assets of common shareholders, end of period (000 omitted) .....................   $   89,784     $  92,539     $   94,494
Average net assets of common shareholders (000 omitted) ............................       89,432        93,987        105,657
Operating expenses .................................................................         2.10%         2.11%          2.02%
Net investment income/(3)/..........................................................         4.66%         5.46%          5.39%
Portfolio turnover .................................................................           11%           17%            29%
Senior securities (preferred stock) outstanding (000 omitted) ......................   $   30,000     $  30,000     $   30,000
Asset coverage on preferred stock at year end ......................................          399%          408%           415%
------------------------------------------------------------------------------------------------------------------------------

/(1)/ As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments and foreign exchange losses by $0.05 and decrease the ratio of net investment income to average net asset from 5.71% to 4.66% based on common shareholders. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

/(2)/ Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

/(3)/ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.34%, 6.98%, 7.12%, 6.76%, 7.50%, and 8.10%, respectively.

                                      Aberdeen Commonwealth Income Fund, Inc. 23

Financial Highlights (concluded)

                                                                                         For the Year Ended
                                                                                              October 31,
                                                                                  ----------------------------------
                                                                                     1999        1998        1997
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value per common share, beginning of period ..........................   $  13.07    $  13.94    $  14.32
                                                                                   --------    --------    --------
Net investment income ..........................................................       0.87        0.99        1.14
Net realized and unrealized gains (losses) on investments and
   foreign currencies ..........................................................      (0.70)      (0.73)      (0.34)
Dividends to preferred shareholders:
   From net investment income ..................................................      (0.11)      (0.14)      (0.17)
   From net realized gains on investment transactions ..........................      (0.04)      (0.04)         --
                                                                                   --------    --------    --------
   Total from investment operations applicable to
     common shareholders .......................................................       0.02        0.08        0.63
                                                                                   --------    --------    --------
Dividends and distributions to common shareholders:
   From net investment income ..................................................      (0.62)      (0.87)      (0.99)
   Tax return of Capital .......................................................         --          --          --
   From net realized gains on investment transactions ..........................      (0.33)      (0.08)      (0.02)
                                                                                   --------    --------    --------
   Total dividends and distributions ...........................................      (0.95)      (0.95)      (1.01)
                                                                                   --------    --------    --------
Net asset value per common share, end of period ................................   $  12.14    $  13.07    $  13.94
                                                                                   ========    ========    ========
Market value, end of period ....................................................   $ 10.375    $10.8125    $12.4375
                                                                                   ========    ========    ========
Number of shares of common stock outstanding (000 omitted) .....................      9,266       9,266       9,266
Total investment return based on:/(2)/
   Market value ................................................................       4.89%      (5.59)%     13.78%
   Net asset value .............................................................       1.53%       1.82%       5.76%
Ratio to Average Net Assets Applicable to Common
   Shareholders/(3)/Supplementary Data:
Net assets of common shareholders, end of period (000 omitted) .................   $112,504    $121,096    $129,158
Average net assets of common shareholders (000 omitted) ........................    119,257     122,266     130,125
Operating expenses .............................................................       1.95%       1.70%       1.63%
Net investment income/(3)/......................................................       5.53%       6.17%       6.88%
Portfolio turnover .............................................................         40%         36%         24%
Senior securities (preferred stock) outstanding (000 omitted) ..................   $ 30,000    $ 30,000    $ 30,000
Asset coverage on preferred stock at year end ..................................        475%        504%        530%
--------------------------------------------------------------------------------------------------------------------

/(1)/ As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments and foreign exchange losses by $0.05 and decrease the ratio of net investment income to average net asset from 5.71% to 4.66% based on common shareholders. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

/(2)/ Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

/(3)/ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 5.34%, 6.98%, 7.12%, 6.76%, 7.50%, and 8.10%, respectively.

24  Aberdeen Commonwealth Income Fund, Inc.

Notes to Financial Statements

Note 1. Investment Objectives

Aberdeen Commonwealth Income Fund, Inc. (the "Fund") was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund's principal investment objective is to provide high current income by investing primarily in fixed-income securities denominated in Commonwealth Currencies. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund will seek to achieve its investment objective through investment in securities denominated in the Commonwealth Currencies and in Global Debt Securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 2. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation: The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency. However, the Commonwealth Currencies (excluding New Zealand) are the functional currencies for Federal tax purposes (see Taxes below).

Foreign Currency Translation: Foreign currency amounts are translated into United States dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the closing rates of exchange as reported by a major bank;

(ii) purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at fiscal period end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

Net realized foreign exchange losses includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar

                                      Aberdeen Commonwealth Income Fund, Inc. 25
equivalent amounts actually received or paid. Net unrealized foreign exchange losses include changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated realized and unrealized foreign exchange losses shown in the composition of net assets represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rates of the Commonwealth Currencies utilized by the Fund at April 30, 2002 were US$.5370 to A$1.00, US$0.6371 to C$1.00, US$0.4475 to NZ$1.00,
US$1.4573 to (pound)1.00.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on or within one local business day of the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Securities for which market quotations are not readily available are valued at fair value in good faith using methods determined by or under the direction of the Fund's Board of Directors.

Securities purchased with a maturity of less than 60 days are valued at amortized cost. Securities purchased with a maturity of greater than 60 days are valued at current market quotations until the 60th day prior to maturity. At that time, the value of the security on the 61st day prior to maturity is amortized on a straight-line basis to value the security for the remaining 60 days.

Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized

26 Aberdeen Commonwealth Income Fund, Inc.

and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts on securities purchased are accreted on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Change in Accounting Principles: As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the net asset value of the Fund. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities.

The Fund determined that the adoption of premium amortization policy resulted in a cumulative reduction of $3,549,925 in the recorded cost of investments (but not their market value) and a corresponding $3,549,925 increase in net unrealized appreciation on investments and foreign exchange losses, based on investments owned by the Fund on November 1, 2001.

The effect of this change for the six-month period ended April 30, 2002, was to decrease net investment income by $472,412, decrease net unrealized appreciation/depreciation on investments and foreign exchange losses by $572,260 and increase net realized gains by $1,044,672. Because the Fund determines its required distributions under Federal income tax laws, adoption of this principle will not affect the amount or composition of distributions paid to shareholders. The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

Derivative Financial Instruments: The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. With respect to investments denominated in Commonwealth currencies, derivatives can only be used to manage interest rate risk. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The foreign currency contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or

                                      Aberdeen Commonwealth Income Fund, Inc. 27
loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Financial futures contracts: A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of April 30, 2002, there were no open futures contracts.

Options: When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of April 30, 2002, there were no open option contracts.

Dividends: Dividends and distributions to common shareholders are recorded on the ex-dividend date. These are based upon net investment income and capital and currency gains determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies and loss deferrals. Dividends and distributions to preferred shareholders are accrued on a daily basis and are determined as described in
Note 6.

Taxes: For Federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the functional currencies. Accordingly, only realized currency gains and losses resulting from the repatriation of any of the Commonwealth Currencies into U.S. dollars or another Commonwealth Currency and realized currency gains and

28  Aberdeen Commonwealth Income Fund, Inc.

losses on non-Commonwealth currencies are recognized for tax purposes.

No provision has been made for United States of America Federal income taxes because it is the Fund's policy to meet the requirements of the United States of America Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Under the applicable foreign tax law, a withholding tax may be imposed on interest and discounts earned at various rates.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Use of Estimates: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 3. Agreements

The Fund has agreements with Aberdeen Asset Managers (C.I.) Limited (the "Investment Manager"), Aberdeen Asset Management Limited (the "Investment Adviser"), and Princeton Administrators, L.P. (the "Administrator"). The Investment Manager and the Investment Adviser are wholly-owned subsidiaries of Aberdeen Asset Management Plc. The Investment Manager has entered into an agreement with CIBC World Markets, Inc. (the "Consultant").

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund's average weekly net assets up to $200 million, 0.60% of such assets between $200 million and $500 million and 0.55% of such assets in excess of $500 million. The administration agreement provides the Administrator with a fee computed and payable monthly at

                                     Aberdeen Commonwealth Income Fund, Inc.  29
the annual rate of 0.20% of the Fund's average weekly net assets, subject to a minimum annual payment of $150,000 ($12,500 per month). The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered.

The Investment Manager informed the Fund that it paid $149,290 to the Investment Adviser and $6,000 to the Consultant during the six months ended April 30, 2002.

Effective March 1, 2000, the Fund entered into an agreement with EquitiLink USA, Inc. (doing business under the name Aberdeen Asset Management ("AAM"), an affiliate, to provide investor relation services. This agreement provides AAM with a monthly retainer of $4,000 plus out of pocket expenses. For the six months ended April 30, 2002, the Fund paid AAM $27,328.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 aggregated $11,283,286 and $18,711,105, respectively.

The United States of America federal income tax basis of the Fund's investments at April 30, 2002 was $121,687,808 and accordingly, net unrealized depreciation for United States federal income tax purposes was $3,311,119 (gross unrealized appreciation -- $1,179,921, gross unrealized depreciation--$4,491,041.)

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2001 of approximately $428,662 which expires in 2009. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

Note 5. Common Stock

There are 300 million shares of $.001 par value common stock authorized and 9,266,209 shares outstanding at April 30, 2002.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to net asset value is at least 10%. Through April 30, 2002, there have been no share repurchases through this program.

Note 6. Preferred Stock

There are 100 million shares of $.001 par value of Auction Market Preferred Stock ("Preferred Stock") authorized. The preferred shares have rights as determined by the Board of Directors. The 1,200 shares of Preferred Stock outstand-

30  Aberdeen Commonwealth Income Fund, Inc.

Notes to Financial Statements (concluded)

ing consist of one series, W-7. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends whether or not declared.

Dividends on the Preferred Stock are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 1.87% to 2.70% during the six months ended April 30, 2002. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund's directors.

A recent Securities and Exchange Commission staff announcement, Emerging Issues Task Force Discussion ("EITF D"-98), Classification and Measurement of Redeemable Securities, was issued providing new guidance related to the presentation of Preferred Shares in the financial statements. To conform with this guidance, the Fund has reclassified its Preferred Stock outside of net assets in the Statement of Assets and Liabilities and restated its Statement of Changes in Net Assets to reflect only net assets applicable to common shareholders.

Note 7. Subsequent Dividends

Subsequent to April 30, 2002, the Board of Directors of the Fund declared distributions of $0.06 per common share payable on June 7, 2002 and July 12, 2002 to common shareholders of record on May 31, 2002 and June 28, 2002.

Subsequent to April 30, 2002, dividends and distributions declared and paid on preferred shares totaled approximately $90,912 for the outstanding preferred share series through June 20, 2002.

                                     Aberdeen Commonwealth Income Fund, Inc.  31

                                                                      APPENDIX A

                              ECONOMIC INFORMATION

                                    [TO COME]

                                                                      APPENDIX B

                                  BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated: When no rating has been assigned, or when a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1.    An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemptions; or for other reasons.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each general rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION

         AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         CCC: Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to pay interest and repay principal.

         Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                                                      APPENDIX C

                      SALOMON SMITH BARNEY WORLD GOVERNMENT
                                   BOND INDEX

                             (as of March 31, 2002)


         The following countries comprise the index:

                  Austria

                  Belgium

                  Denmark

                  Finland

                  France

                  Germany

                  Greece

                  Ireland

                  Italy

                  Japan

                  Netherlands

                  Portugal

                  Spain

                  Switzerland

                  Sweden

                  United States


NOTE: Australia, Canada and the United Kingdom as are included in the index, however, as Commonwealth Countries they have been omitted here due to the fact that the references to the index are made with the exception of those countries.

                                  [# of shares]

                             Shares of Common Stock


                                 ABERDEEN GLOBAL
                                INCOME FUND, INC.



                                   Managed by
                         Aberdeen Asset Managers (C.I.)
                                     Limited

                           Issuable Upon Exercise of

                             Transferable Rights to

                               Subscribe for Such

                             Shares of Common Stock




                            ------------------------
                               P R O S P E C T U S
                            ------------------------




                                 Dealer Managers

                                [record date +2]

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or any of the Dealer Managers. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, the Prospectus will be amended or supplemented accordingly.

                                TABLE OF CONTENTS

                                                                            Page

Prospectus Summary ......................................................
Fund Expenses ...........................................................
Financial Highlights ....................................................
The Offer ...............................................................
Use of Proceeds .........................................................
The Fund ................................................................
Investment Objective and Policies .......................................
Portfolio Securities ....................................................
Investment Restrictions .................................................
Risk Factors and Special Considerations .................................
Portfolio Composition ...................................................
Management of the Fund ..................................................
Code of Ethics ..........................................................
Management Agreement and Advisory Agreement .............................
Administration Agreement ................................................
Consulting Agreement ....................................................
Portfolio Transactions and Brokerage ....................................
Net Asset Value of Common Stock .........................................
Dividend and Distributions: Dividend ....................................
  Reinvestment and Cash Purchase Plan ...................................
Taxation ................................................................
Capital Stock ...........................................................
Custodian, Dividend Paying Agents, Transfer Agents,
  Registrars and Auction Agent ..........................................
Experts .................................................................
Distribution Arrangements ...............................................
Legal Proceedings .......................................................
Legal Matters ...........................................................
Financial Statements ....................................................    F-1
Report of Independent Accountants .......................................
Appendix A ..............................................................    A-1
Appendix B ..............................................................    B-1

Until ________, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

                                     PART C

Item 24.       Financial Statements and Exhibits

1.      Financial Statements

        (i)    Portfolio of Investments as of October 31, 2001
        (ii)   Statement of Assets and Liabilities as of October 31, 2001
        (iii)  Statement of Operations for the fiscal year ended October 31,
               2001
        (iv)   Statement of Cash Flows for the fiscal year ended October 31,
               2001
        (v) Statement of Changes in Net Assets for the fiscal years ended October 31, 2001 and October 31, 2000
        (vi)   Financial Highlights
        (vii)  Notes to the Financial Statements

        (viii) Report of Independent Accountants

        (i)    Portfolio of Investments as of April 30, 2002
        (ii)   Statement of Assets and Liabilities as of April 30, 2002
        (iii)  Statement of Operations for the six months ended April 30, 2002
        (iv)   Statement of Cash Flows for the six months ended April 30, 2002
        (v) Statement of Changes in Net Assets for the six months ended April 30, 2002 (unaudited) and fiscal year ended October 31, 2001 (audited)
        (vi)   Notes to the Financial Statements
        (vii) Financial Highlights for the six months ended April 30, 2002 (unaudited) and for each fiscal year in the five-year period ended October 31, 2001 (audited)

2.      Exhibits

(a)(1)  Articles of Incorporation, dated June 28, 1991.

(a)(2)  Articles of Amendment and Restatement, dated February 3, 1992.

(a)(3)  Articles Supplementary, dated July 27, 1992.

(a)(4) Amendment to Articles Supplementary, dated August 14, 1992 (Previously filed as Exhibit (a)(4) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-2 filed with the Securities and Exchange Commission ("SEC") via EDGAR on August 30, 2001 ("PEA 5") and incorporated herein by reference).

(a)(5) Amendment to Articles Supplementary, dated October 30, 1992 (Previously filed as Exhibit (a)(5) to PEA 5 and incorporated herein by reference).

(a)(6) Amendment to Articles Supplementary, dated October 30, 1992 (Previously filed as Exhibit (a)(6) to PEA 5 and incorporated herein by reference).

(a)(7) Amendment to Articles Supplementary dated January 28, 1993 (Previously filed as Exhibit (a)(7) to PEA 5 and incorporated herein by reference).

(a)(8) Amendment to Articles Supplementary dated July 20, 1994 (Previously filed as Exhibit (a)(8) to PEA 5 and incorporated herein by reference).

(a)(9) Amendment to Articles Supplementary dated November 15, 1996 (Previously filed as Exhibit (a)(9) to PEA 5 and incorporated herein by reference).

(a)(10) Articles of Amendment dated December 3, 1996 (Previously filed as Exhibit (a)(9)(ii) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-2 filed with SEC via EDGAR on October 15, 2001 and incorporated herein by reference).

(a)(11) Amendment to Articles Supplementary dated June 11, 1998 (Previously filed as Exhibit (a)(10) to PEA 5 and incorporated herein by reference).

(a)(12) Amendment to Articles Supplementary dated January 19, 1999 (Previously filed as Exhibit (a)(11) to PEA 5 and incorporated herein by reference).

(a)(13) Amendment to Articles Supplementary dated November 17, 1999 (Previously filed as Exhibit (a)(12) to PEA 5 and incorporated herein by reference).

(a)(14) Articles Supplementary dated August 14, 2000 (Previously filed as Exhibit (a)(13) to PEA 5 and incorporated herein by reference).

(a)(15) Articles of Amendment dated May 1, 2001.

(a)(16) Articles of Amendment dated July 1, 2002.

(a)(17) Amendment to Articles Supplementary dated September 12, 2002.

(b)     By-Laws as Amended and Restated through September 12, 2002.

(c)     Not applicable.

(d)(1)  Form of Share Certificate for Common Stock.*

(d)(2)  Form of Share Certificate for Auction Market Preferred Stock.*

(d)(3)  Form of Subscription Certificate.*

(d)(4)  Form of Nominee Holder Over Subscription Form.*

(d)(5)  Form of Beneficial Owner Certification.*

(d)(6)  Form of Subscription Rights Agency Agreement.*

(e)     Dividend Reinvestment and Cash Purchase Plan.*

(f)     Not applicable.

(g)(1) Management Agreement dated December 21, 2000 (Previously filed as Exhibit (g)(4) to PEA 5 and incorporated herein by reference).

(g)(2) Investment Advisory Agreement dated December 21, 2000 (Previously filed as Exhibit (g)(5) to PEA 5 and incorporated herein by reference).

(h)(1)  Form of Dealer Manager Agreement.*

(h)(2)  Form of Selling Group Agreement.*

(h)(3)  Form of Soliciting Dealer Agreement.*

(i)     Not applicable.

(j)(1) Custodian Contract with State Street Bank and Trust dated February 20, 1992.

(j)(2) Amendment to the Custodian Contract dated December 4, 1998 (Previously filed as Exhibit (j)(2) to PEA 5 and incorporated herein by reference).

(k)(1)  Transfer Agency Agreement dated February 20, 1992.

(k)(2)  Administration Agreement dated February 20, 1992.

(k)(3)  Investor Relations Agreement dated March 1, 2000.

(k)(4) Assignment and Assumption (relating to Investor Relations Agreement) dated January 1, 2002.

(l)(1)  Opinion and Consent of Dechert.*

(l)(2)  Opinion and Consent of UK counsel.*

(m)     Forms ADV-NR of the Investment Manager and Investment Adviser.*

(n)(1)  Opinion and Consent of Canadian counsel.*

(n)(2)  Opinion and Consent of Australian counsel.*

(n)(3)  Opinion and Consent of Jersey, Channel Islands counsel.*

(n)(4)  Opinion and Consent of New Zealand counsel.*

(n)(5)  Opinion and Consent of counsel to Underwriters.*

(n)(6)  Opinion and Consent of Maryland counsel.*

(n)(7)  Opinion and Consent of Switzerland counsel.*

(n)(8)  Opinion and Consent of Singapore counsel.*

(n)(9)  Opinion and Consent of PricewaterhouseCoopers, Independent Accountants.*

(o)     Not applicable.

(p)     Not applicable.

(q)     Not applicable.

(r)(1)  Code of Ethics for Registrant, Investment Manager and Investment
        Adviser.

(r)(2)  Codes of Ethics for Dealer Managers.*

(s)     Powers of Attorney.

---------
* To be filed by further pre-effective amendment.

Item 25.   Marketing Arrangements

           See Dealer Manager Agreement to be filed as Exhibit (h)(1).

Item 26. Other Expenses of Issuance and Distribution

         The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement:

         Registration fees                                             $ _____
         Printing                                                      $ _____
         Fees and expenses of qualification under state securities
         laws (including fees of counsel)                              $ _____
         Legal fees and expenses                                       $ _____
         Reimbursement of Dealer Manager expenses                      $ _____
         Auditing fees and expenses                                    $ _____
         New York Stock Exchange listing fees                          $ _____
         Subscription Agent fees and expenses                          $ _____
         Information Agent fees and expenses                           $ _____
         Engraving and printing stock certificates                     $ _____
         NASD Fee                                                      $ _____
         Marketing Costs                                               $ _____
         Miscellaneous                                                 $ _____
         Total                                                         $ _____

Item 27. Persons Controlled by or Under Common Control.

         None.

Item 28. Number of Holders of Securities.


         TITLE OF CLASS                                               NUMBER OF
                                                                       RECORD
                                                                      HOLDERS
         Common Stock ($.001 par value per share)                      ______
         Auction Market Preferred Stock, Series W-7 ($.001
         par value per share)                                            1

Item 29. Indemnification.

         Section 2-418 of the General Corporate Law of Maryland, the state in which the Registrant was organized, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorney's fees, judgments, fines and certain settlements), including the advancement of expenses, actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party. In order to obtain advancements on expenses a director or officer must, among other requirements stated in the Registrant's By-laws, provide a written affirmation of good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any advance if it is determined that such standard was not met. Indemnification of directors and officers will not be provided when a director of officer shows willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The indemnification of directors and officers continues after such person has ceased being a director or officer, with regard to the duties performed while employed or in offices with the Registrant, and the benefits of indemnification inure to the heirs, executors and administrators of such person. Employees and agents who are not directors or officers of the Registrant may be indemnified.

         Paragraphs (a) and (b) of Article IX: Liability; Indemnification of the Registrant's Articles of Incorporation (as amended to date) provide:

         (a) Indemnification. The Corporation, including its successors and assigns, shall indemnify its Directors and officers and make advanced payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended. The By-Laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any Director, Officer, employee or agent may otherwise be entitled. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan, against any liability (including, with respect to employee benefit plans, excise taxes) asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability. The rights provided to any person by this Article IX shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of the Corporation's Charter shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

         (b) Liability for Money Damages. To the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, as amended, no Director or Officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to the Corporation's Charter or repeal of any of its provisions shall limit or eliminate the benefits provided to Directors and Officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

         Article IX of the Registrant's By-Laws (as amended to date) provides:

         Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its Directors and officers to the fullest extent permitted by the

         Maryland General Corporation Law and the Investment Company Act of 1940, as amended (the "1940 Act"). The Corporation shall indemnify its Directors and officers who, while serving as Directors or officers, also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Company or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

         Section 2. Advances. Any current or former Director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law and the 1940 Act, without a preliminary determination of entitlement to indemnification (except as provided below). The person seeking advances shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the person seeking advances shall provide security in form and amount acceptable to the Corporation for his undertaking; (ii) the Corporation is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of Directors of the Corporation who are neither "interested persons" as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law and the 1940 Act, whether the standards required by this Article have been met. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by

         (A) the vote of a majority of a quorum of disinterested non-party directors or (B) an independent legal counsel in a written opinion.

         Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or Directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

         Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to Directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise.

         Section 6. Amendments. References in the Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940, as amended. No amendment of these By-Laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation or who, while a Director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a Director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan, against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position; provided that no insurance may be purchased by the Corporation on behalf of any person against any liability to the Corporation or to its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Reference is made to Section 7 of the Dealer Manager Agreement, filed as Exhibit (h)(1), for provisions relating to limitation of liability of the Investment Manager and Investment Adviser. Reference is made to
         Section 3 of the Management Agreement, filed on August 30, 2001 as Exhibit (g)(4), for provisions relating to limitation of liability of the Investment Manager. Reference is made to Section 3 of the Advisory Agreement, filed on August 30, 2001 as Exhibit (g)(5), for provisions relating to limitation of liability of the Investment Adviser.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser.

                                            Capacity, Name of Company
         Name, Principal Business Address   (Description of Company)

         Chong Yoon Chou                    Director, Aberdeen Asset
         Level 6, 201 Kent Street           Management Asia Ltd. (Funds
         Sydney NSW 2000 Australia          management company);
                                            Alternate Director, MIDF
                                            Aberdeen Asset Management Sdn
                                            Bhd (Funds management company
                                            - JV with Aberdeen Asia).

         Christopher Fishwick               Director, Aberdeen Asia-Pacific
         No. 1 Seaton Place                 Income Investment Company Limited;
         St. Helier, Jersey JE4 8YJ         Director, Aberdeen Asset Management
                                            PLC; Director, Aberdeen Asset
                                            Managers Jersey Limited; Director,
                                            Aberdeen Asset Managers Limited;
                                            Director, Aberdeen Australia Equity
                                            Income Fund; Director,
                                            Aberdeen Graham Asset Management
                                            Limited; Director, Aberdeen High
                                            Income Trust PLC; Director, Aberdeen
                                            Preferred Income Trust PLC;
                                            Director, Chaucer Holdings PLC;
                                            Director, European Growth & Income
                                            Trust PLC; Director, Jersey Phoenix
                                            Trust Limited; Director, Leveraged
                                            Income Fund Limited; Director,
                                            Phoenix-Aberdeen International
                                            Advisors LLC; Director, Real Estate
                                            Opportunities Limited; Director, The
                                            Enhanced Zero Trust PLC; Director,
                                            The European Technology and Income
                                            Company Limited; Director, The First
                                            Australia Fund Inc; Director, The
                                            Media and Income Trust PLC;
                                            Director, The Smaller Companies
                                            Investment Trust PLC; Director, The
                                            Taverners Trust PLC; Director, The
                                            Technology and Income Trust Limited;
                                            Director, Themis Investment
                                            Management Limited; Director,
                                            Treasury Holdings Limited; Director,
                                            Aberdeen Preferred Securities PLC;
                                            Director, Aberdeen Unit Trust
                                            Managers Limited.

         Alan Goodson                       Director, Aberdeen Asset Managers
         No. 1 Seaton Place                 Jersey Limited (Fund Management);
         St. Helier, Jersey JE4 8YJ         Officer, Aberdeen Prime Wealth
                                            Management Limited (Private Client
                                            Asset Management).

         Melissa Hall                       Director and Officer, Aberdeen
         Level 6, 201 Kent Street           Asset Management Holdings Limited
         Sydney NSW 2000 Australia          (EL) (Holding Company); Director
                                            and Officer, AESOT Pty Ltd.
                                            (Trustee Company); Officer,
                                            EquitiLink Holdings Limited (Holding
                                            Company); Officer, Aberdeen Leaders
                                            Limited (ML) (Listed

                                    Company); Officer, EquitiLink eLink Limited
                                    (FRDF) (Listed Company); Director and
                                    Officer, En Holdings Ltd. (Trustee Company);
                                    Officer, EquitiLink Pacific Ltd. (Dormant
                                    Company); Officer, EquitiLink Portfolio
                                    Management (Subsidiary Company); Officer,
                                    Aberdeen Asset Management Limited (EAL)
                                    (Subsidiary); Officer, EL Retirement Fund
                                    (Trustee Company); Director and Officer,
                                    Sarrun Pty Ltd. (Trustee Company).

     Christian Hamon                Director, Trident Fund Services (Jersey)
     No. 1 Seaton Place             Limited (Fund Administration Services).
     St. Helier, Jersey JE4 8YJ

     Charles Macrae                 Employee, Aberdeen Asset Management PLC
     Level 6, 201 Kent Street       (Head of Aberdeen's company secretarial unit
     Sydney NSW 2000 Australia      based in London, overseeing the provision of
                                    services to Aberdeen's UK and Jersey
                                    registered closed end funds); Officer,
                                    Aberdeen Asset Management Holdings Limited
                                    (Holding company for the Australian
                                    Subsidiary).

     Joe Tham                       Officer, Aberdeen Asset Management
     Level 6, 201 Kent Street       Holdings Limited (EL) (Holding company
     Sydney NSW 2000 Australia      of Australian Subsidiary); Officer,
                                    AESOT Pty Ltd. (Trustee Company for
                                    Aberdeen employee share ownership scheme);
                                    Officer, Aberdeen Leaders Limited (Closed end listed investment company); Officer,
                                    EquitiLink eLink Limited (FRDF) (Closed
                                    end listed investment company); Officer,
                                    Chifley  Financial

                                                   Services Limited (Financial
                                                   Services Company previously
                                                   owned by Aberdeen); Officer,
                                                   Chifley Operating Services
                                                   Limited (Financial Services
                                                   Company previously owned by
                                                   Aberdeen).

Item 31. Location of Accounts and Records.

         For records pursuant to Rule 31a-1(b)(4):
         Princeton Administrators, L.P.
         P.O. Box 9095
         Princeton, New Jersey 08543-9095

         For records pursuant to Rule 31a-1(b)(5),
         (6),(9),(10) and (11) and Rule 31a-1(f):
         Aberdeen Asset Managers (C.I.) Limited
         P.O. Box 578
         17 Bond Street
         St. Helier, Jersey JE45XB
         Channel Islands

         For all other records:
         State Street Bank and Trust Company
         One Heritage Drive
         North Quincy, MA 02171

Item 32. Management Services.

         Not applicable.

Item 33. Undertakings

         (1) The Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (a) subsequent to the effective date of its registration statement, the NAV of its shares declines more than 10 % from its NAV as of the effective date of the registration statement or (b) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

         (2) Not applicable.

         (3) The Registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, amount of unsubscribed securities to be purchase by underwriters, and the terms of any subsequent reoffering thereof. The Registrant further hereby undertakes to file a post-effective amendment to set forth the terms of any public offering made by the underwriters of the securities being registered if such terms differ from those set forth on the cover page of the prospectus.

              (4) Not applicable.

              (5) (a) The Registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

                  (b) The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the District of Columbia on this 8th day of October, 2002.

                        ABERDEEN GLOBAL INCOME FUND, INC.

                                        *
                                 ---------------
                                   Hugh Young
                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

      *                            President (Principal        October 8, 2002
-------------                      Executive Officer)
Hugh Young

         *                         Treasurer and               October 8, 2002
------------------------           Assistant Secretary
Christian Pittard                  (Principal Financial
                                   and Accounting Officer)
         *
------------------------
Martin J. Gilbert                  Chairman, Director          October 8, 2002

         *
------------------------
David L. Elsum                     Director                    October 8, 2002

         *
------------------------
Laurence S. Freedman               Director                    October 8, 2002

         *
------------------------
Neville J. Miles                   Director                    October 8, 2002

         *
------------------------
William J. Potter                  Director                    October 8, 2002

         *
------------------------
Peter D. Sacks                     Director                    October 8, 2002

         *
------------------------
Anton E. Schrafl                   Director                    October 8, 2002

         *
------------------------
E. Duff Scott                      Director                    October 8, 2002

         *
------------------------
John T. Sheehy                     Director                    October 8, 2002

         *
------------------------
Warren C. Smith                    Director                    October 8, 2002

*By    /s/ Sander M. Bieber
       -----------------------
       Sander M. Bieber
       as Attorney-in-Fact

                                 Exhibits: Index

(a)(1)  Articles of Incorporation, dated June 28, 1991.

(a)(2)  Articles of Amendment and Restatement, dated February 3, 1992.

(a)(3)  Articles Supplementary dated July 27, 1992.

(a)(15) Articles of Amendment dated May 1, 2001.

(a)(16) Articles of Amendment dated July 1, 2002.

(a)(17) Amendment to Articles Supplementary dated September 12, 2002.

(b)     By-Laws as Amended and Restated dated September 12, 2002.

(j)(1)  Custodian Contract with State Street Bank and Trust dated
        February 20, 1992.

(k)(1)  Transfer Agency Agreement dated February 20, 1992.

(k)(2)  Administration Agreement dated February 20, 1992.

(k)(3)  Investor Relations Agreement dated March 1, 2000.

(k)(4)  Assignment and Assumption dated January 1, 2002.

(r)(1)  Code of Ethics for Registrant, Investment Manager and Investment
        Adviser.

(s)     Powers of Attorney.